Registration No. 33-25378
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM N-1A

                          REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933              X

                           Pre-Effective Amendment No.

                         Post-Effective Amendment No. 13          X

                                     and/or

                          REGISTRATION STATEMENT UNDER
                      THE INVESTMENT COMPANY ACT OF 1940          X

                                Amendment No. 13                  X
                        (Check appropriate box or boxes)
                              --------------------
                             EVERGREEN EQUITY TRUST
               (Exact name of registrant as specified in charter)

                             2500 Westchester Avenue
                              Purchase, N.Y. 10577
                    (Address of Principal Executive Offices)

       (Registrant's Telephone Number, Including Area Code (914) 694-2020)

                             Joseph J. McBrien, Esq.
                        Evergreen Asset Management Corp.
                  2500 Westchester Avenue, Purchase, N.Y. 10577
                     (Name and address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box) / / Immediately upon filing pursuant to paragraph (b) or / / on (date) pursuant to paragraph (b) or /x/ 60 days after filing pursuant to paragraph (a)(i) or / / on (date) pursuant to paragraph (a)(i) or / / 75 days after filing pursuant to paragraph (a)(ii) or / / on (date) pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:
/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment
/ / 60 days after filing pursuant to paragraph  (a)(i)
/ / on (date) pursuant to paragraph (a)(i)


Registrant has filed with the Securities and Exchange Commission a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940, and:

/X/ filed the Notice required by that Rule for the series herein on December 29, 1995; or
/ / intends to file the Notice required by that Rule on or about (date); or / / during the most recent fiscal year did not sell any securities pursuant to
       Rule 24f-2 under the Investment Company Act of 1940, and, pursuant to Rule 24f-2(b)(2), need not file the Notice.

                              CROSS REFERENCE SHEET
                          (as required by Rule 481(a))

N-1A Item No.                                       Location in Prospectus(es)

Part A

  Item 1.  Cover Page                                Cover Page

  Item 2.  Synopsis and Fee Table                    Overview of the Fund(s);
                                                     Expense Information

  Item 3.  Condensed Financial Information           Financial Highlights

  Item 4.  General Description of Registrant         Cover Page; Description of
                                                     the Fund(s);
                                                     General Information

  Item 5.  Management of the Fund                    Management of the Fund(s);
                                                     General Information

  Item 6.  Capital Stock and Other Securities        Dividends, Distributions
                                                     and Taxes; General
                                                     Information

  Item 7.  Purchase of Securities Being Offered      Purchase and Redemption
                                                     of Shares

  Item 8.  Redemption or Repurchase                  Purchase and Redemption
                                                     of Shares

  Item 9.  Pending Legal Proceedings                 Not Applicable


                                                     Location in Statement of
Part B                                               Additional Information

  Item 10. Cover Page                                Cover Page

  Item 11. Table of Contents                         Table of Contents

  Item 12. General Information and History           Not Applicable

  Item 13. Investment Objectives and Policies        Investment Objectives and
                                                     Policies;Investment
                                                     Restrictions; Other
                                                     Restrictions and Operating
                                                     Policies

  Item 14. Management of the Fund                    Management

  Item 15. Control Persons and Principal             Management
           Holders of Securities

  Item 16. Investment Advisory and Other Services    Investment Adviser;
                                                     Purchase of Shares

  Item 17. Brokerage Allocation                      Allocation of Brokerage

  Item 18. Capital Stock and Other Securities        Purchase of Shares

  Item 19. Purchase, Redemption and Pricing of       Distribution Plans;
           Securities Being Offered                  Purchase of Shares;
                                                     Net Asset Value

  Item 20. Tax Status                                Additional Tax Information

  Item 21. Underwriters                              Distribution Plans;
                                                     Purchase of Shares

  Item 22. Calculation of Performance Data           Performance Information

  Item 23. Financial Statements                      Financial Statements

Part C

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

*******************************************************************************
ABC Prospectus

PROSPECTUS                                                       May 17, 1996

                      (graphic of Evergreen tree logo appears on right of page)

 EVERGREEN(SM symbol) INTERNATIONAL/GLOBAL GROWTH FUNDS
 EVERGREEN EMERGING MARKETS GROWTH FUND
 EVERGREEN INTERNATIONAL EQUITY FUND
 EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
 EVERGREEN GLOBAL LEADERS FUND
 CLASS A SHARES
 CLASS B SHARES
 CLASS C SHARES

     The Evergreen International/Global Growth Funds (the "Funds") are designed to provide investors with a selection of investment alternatives which seek to provide capital growth and diversification. This Prospectus provides information regarding the Class A, Class B and Class C shares offered by the Funds. Each Fund is, or is a series of, an open-end, diversified, management investment company. This Prospectus sets forth concise information about the Funds that a prospective investor should know before investing. The address of the Funds is 2500 Westchester Avenue, Purchase, New York 10577.

         A "Statement of Additional Information" for the Funds dated May 17, 1996 has been filed with the Securities and Exchange Commission and is incorporated by reference herein. The Statement of Additional Information provides information regarding certain matters discussed in this Prospectus and other matters which may be of interest to investors, and may be obtained without charge by calling the Funds at (800) 235-0064. There can be no assurance that the investment objective of any Fund will be achieved.
Investors are advised to read this Prospectus carefully.

         THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                    KEEP THIS PROSPECTUS FOR FUTURE REFERENCE

      EVERGREEN(SM symbol) is a Service Mark of Evergreen Asset Management Corp. Copyright 1995, Evergreen Asset Management Corp.

                               TABLE OF CONTENTS

OVERVIEW OF THE FUNDS
EXPENSE INFORMATION
FINANCIAL HIGHLIGHTS
DESCRIPTION OF THE FUNDS
         Investment Objectives and Policies
         Investment Practices and Restrictions
MANAGEMENT OF THE FUNDS
         Investment Advisers
         Sub-Advisers
         Distribution Plans and Agreements
PURCHASE AND REDEMPTION OF SHARES
         How to Buy Shares
         How to Redeem Shares
         Exchange Privilege
         Shareholder Services
         Effect of Banking Laws
OTHER INFORMATION
         Dividends, Distributions and Taxes
         General Information




                              OVERVIEW OF THE FUNDS

         The following summary is qualified in its entirety by the more detailed information contained elsewhere in this Prospectus. See "Description of the Funds" and "Management of the Funds".

     The investment adviser to EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND is Evergreen Asset Management Corp. ("Evergeen Asset") which, with its predecessors, has served as an investment adviser to the Evergreen mutual funds since 1971. Evergreen Asset is a wholly-owned subsidiary of First Union National Bank of North Carolina, which in turn is a subsidiary of First Union Corporation, the sixth largest bank holding company in the United States. The Capital Management Group of First Union National Bank of North Carolina ("CMG") serves as investment adviser to EVERGREEN EMERGING MARKETS GROWTH FUND and EVERGREEN INTERNATIONAL EQUITY FUND.

     EVERGREEN EMERGING MARKETS GROWTH FUND (formerly First Union Emerging Markets Growth Portfolio) seeks to provide long-term capital appreciation. The EVERGREEN EMERGING MARKETS GROWTH FUND invests in equity securities of issuers located in countries with emerging markets.

     EVERGREEN INTERNATIONAL EQUITY FUND (formerly First Union International Equity Portfolio) seeks to provide long-term capital appreciation. The EVERGREEN INTERNATIONAL EQUITY FUND invests in equity securities of non-U.S. issuers.

     EVERGREEN GLOBAL REAL ESTATE EQUITY FUND seeks long-term capital growth. Current income is a secondary objective. It invests primarily in equity securities of United States and non-United States companies which are principally engaged in the real estate industry or which own significant real estate assets. It will not purchase direct interests in real estate.

     EVERGREEN GLOBAL LEADERS FUND seeks to achieve capital appreciation by investing primarily in a diversified portfolio of non-U.S. equity securities of companies located in the world's major industrialized countries. The Fund's investment adviser will attempt to screen the largest companies in the world's major industrialized countries and cause the Fund to invest, in the opinion of the Fund's investment adviser, in the 100 best based on certain qualitative and quantitative criteria, including those with the highest return on equity and consistent earnings growth.

     THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVE OF ANY FUND WILL BE
                                   ACHIEVED.

                              EXPENSE INFORMATION

       The table set forth below summarizes the shareholder transaction costs associated with an investment in each Class A, Class B and Class C Shares of a Fund. For further information see "Purchase and Redemption of Shares" and "General Information -- Other Classes of Shares".

SHAREHOLDER TRANSACTION EXPENSES              Class A Shares                  Class B Shares                  Class C Shares
Maximum Sales Charge Imposed on Purchases          4.75%                           None                            None
(as a % of offering price)
Sales Charge on Dividend Reinvestments             None                            None                            None
Contingent Deferred Sales Charge (as a % of        None        5% during the first year, 4% during the        1% during the
original purchase price or redemption                          second year, 3% during the third and fourth    first year and
proceeds, whichever is lower)                                  years, 2% during the fifth year, 1% during     0% thereafter
                                                               the sixth and seventh years and 0% after the
                                                               seventh year
Redemption Fee                                     None                            None                            None
Exchange Fee                                       None                            None                            None

       The following tables show for each Fund the estimated annual operating expenses (as a percentage of average net assets) attributable to each Class of Shares, together with examples of the cumulative effect of such expenses on a hypothetical $1,000 investment in each Class for the periods specified assuming
(i) a 5% annual return, and (ii) redemption at the end of each period and, additionally for Class B and C, no redemption at the end of each period.

       In the following examples (i) the expenses for Class A Shares assume deduction of the maximum 4.75% sales charge at the time of purchase, (ii) the expenses for Class B Shares and Class C Shares assume deduction at the time of redemption (if applicable) of the maximum contingent deferred sales charge applicable for that time period, and (iii) the expenses for Class B Shares reflect the conversion to Class A Shares eight years after purchase (years eight through ten, therefore, reflect Class A expenses).

EVERGREEN EMERGING MARKETS GROWTH FUND

                                                                                                  EXAMPLES
                                                                                                                   Assuming
                                                                                  Assuming Redemption at End of      no
                               ANNUAL OPERATING EXPENSES**                                   Period                Redemption
                           Class A     Class B     Class C                        Class A    Class B    Class C    Class B
Management Fees             1.50%       1.50%       1.50%    After 1 Year          $  67      $  78      $  38      $  28
12b-1 Fees*                  .25%        .75%        .75%    After 3 Years         $ 107      $ 115      $  85      $  85
Shareholder Service Fees       --        .25%        .25%    After 5 Years         $ 150      $ 165      $ 145      $ 145
Other Expenses (a)           .25%        .25%        .25%    After 10 Years        $ 269      $ 282      $ 308      $ 282
Total                       2.00%       2.75%       2.75%
                             Class C
Management Fees               $  28
12b-1 Fees*                   $  85
Shareholder Service Fees      $ 145
Other Expenses (a)            $ 308
Total

EVERGREEN INTERNATIONAL EQUITY FUND

                                                                                                  EXAMPLES
                                                                                                                   Assuming
                                                                                  Assuming Redemption at End of      no
                               ANNUAL OPERATING EXPENSES**                                   Period                Redemption
                           Class A     Class B     Class C                        Class A    Class B    Class C    Class B
Management Fees              .80%        .80%        .80%    After 1 Year          $  65      $  76      $  36      $  26
12b-1 Fees*                  .25%        .75%        .75%    After 3 Years         $ 102      $ 110      $  80      $  80
Shareholder Service Fees       --        .25%        .25%    After 5 Years         $ 142      $ 157      $ 137      $ 137
Other Expenses               .78%        .78%        .78%    After 10 Years        $ 252      $ 265      $ 291      $ 265
Total                       1.83%       2.58%       2.58%
                             Class C
Management Fees               $  26
12b-1 Fees*                   $  80
Shareholder Service Fees      $ 137
Other Expenses                $ 291
Total

EVERGREEN GLOBAL REAL ESTATE EQUITY FUND

                                                                                                  EXAMPLES
                                                                                                                   Assuming
                                                                                  Assuming Redemption at End of      no
                               ANNUAL OPERATING EXPENSES**                                   Period                Redemption
                           Class A     Class B     Class C                        Class A    Class B    Class C    Class B
Management Fees             1.00%       1.00%       1.00%    After 1 Year          $  65      $  76      $  36      $  26
12b-1 Fees*                  .25%       1.00%       1.00%    After 3 Years         $ 101      $ 109      $  79      $  79
Other Expenses (b)           .54%        .54%        .54%    After 5 Years         $ 140      $ 155      $ 135      $ 135
Total                       1.79%       2.54%       2.54%    After 10 Years        $ 248      $ 260      $ 288      $ 260
                             Class C
Management Fees               $  26
12b-1 Fees*                   $  79
Other Expenses (b)            $ 135
Total                         $ 288


EVERGREEN GLOBAL LEADERS FUND

                                                                                                  EXAMPLES
                                                                                                                   Assuming
                                                                                  Assuming Redemption at End of      no
                               ANNUAL OPERATING EXPENSES**                                   Period                Redemption
                           Class A     Class B     Class C                        Class A    Class B    Class C    Class B
Management Fees              .95%        .95%        .95%    After 1 Year          $  64      $  75      $  35      $  25
12b-1 Fees*                  .25%       1.00%       1.00%    After 3 Years         $ 100      $ 108      $  78      $  78
Other Expenses (b)           .55%        .55%        .55%    After 5 Years         $ 138      $ 153      $ 133      $ 133
Total                       1.75%       2.50%       2.50%    After 10 Years        $ 244      $ 256      $ 256      $ 284

                             Class C
Management Fees               $  25
12b-1 Fees*                   $  78
Other Expenses (b)            $ 133
Total                         $ 284

*Class A Shares can pay up to .75 of 1% of average net assets as a 12b-1 Fee. For the forseeable future, the Class A 12b-1 Fees will be limited to .25 of 1% of average net assets. For Class B and Class C Shares of EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND, a portion of the 12b-1 Fees equivalent to .25 of 1% of average net assets will be shareholder servicing-related. Distribution-related 12b-1 Fees will be limited to .75 of 1% of average net assets as permitted under the rules of the National Association of Securities Dealers, Inc.

**The annual operating expenses and examples do not reflect fee waivers and expense reimbursements for the most recent fiscal period. Actual expenses net of fee waivers and expense reimbursements for the fiscal period ended October 31, 1995 or September 30, 1995, as applicable, for Class A, B and C Shares were as follows (except for EVERGREEN GLOBAL LEADERS FUND, which had no operations):

                                                                          CLASS A    CLASS B    CLASS C
Evergreen Emerging Markets Growth Fund                                     1.73%      2.48%      2.50%
Evergreen International Equity Fund                                        1.19%      1.94%      1.94%
Evergreen Global Real Estate Equity Fund                                   1.61%      2.42%      1.54%


        (a) Reflects agreements by CMG to limit aggregate operating expenses (including the investment advisory fees, but excluding interest, taxes, brokerage commissions, Rule 12b-1 Fees, shareholder servicing fees and extraordinary expenses) of Evergreen Emerging Markets Growth Fund to 1.75% of average net assets for the foreseeable future. Absent such agreements, the actual annual operating expenses for the Fund for the period ended October 31, 1995, were as follows:

                                                   CLASS A    CLASS B    CLASS C
                                                    3.97%      4.72%      4.71%

        (b) Reflects agreements by Evergreen Asset to voluntarily reimburse the Evergreen Global Real Estate Equity Fund for certain class specific expenses. Absent such agreements, the actual operating expenses for the period ended September 30, 1995, were as follows:

                                                   CLASS A    CLASS B    CLASS C
                                                   21.59%     82.74%     269.60%

       From time to time, each Fund's investment adviser may, at its discretion, reduce or waive its fees or reimburse the Funds for certain of their expenses in order to reduce their expense ratios. Each Fund's investment adviser may cease these waivers and reimbursements at any time.

       The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in each Class of Shares of the Funds will bear directly or indirectly. The amounts set forth both in the tables and in the examples are estimated amounts based on the experience of each Fund for the most recent fiscal period. Such expenses have been restated to reflect current fee arrangements and in the case of Funds that did not offer all of the above-referenced Classes of shares during such periods, the amounts set forth in the tables are based on the expenses incurred by the Classes which were offered. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RETURN. ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of the various costs and expenses borne by the Funds see "Management of the Funds". As a result of asset-based sales charges, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted under the rules of the National Association of Securities Dealers, Inc.

                              FINANCIAL HIGHLIGHTS

     The tables on the following pages present, for each Fund, financial highlights for a share outstanding throughout each period indicated. The information in the tables for the five most recent fiscal years or the life of the Fund if shorter for EVERGREEN EMERGING MARKETS GROWTH FUND and EVERGREEN INTERNATIONAL EQUITY FUND has been audited by KPMG Peat Marwick LLP, each Fund's independent auditors, for EVERGREEN GLOBAL REAL ESTATE EQUITY FUND has been audited by Price Waterhouse LLP, the Fund's independent auditors. The information presented for EVERGREEN GLOBAL LEADERS FUND is unaudited. A report of KPMG Peat Marwick LLP or Price Waterhouse LLP, as the case may be, on the audited information with respect to each Fund is incorporated by reference in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are incorporated by reference in the Fund's Statement of Additional Information.


       Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge.

EVERGREEN EMERGING MARKETS GROWTH FUND

                                          CLASS A SHARES            CLASS B SHARES            CLASS C SHARES        CLASS Y
                                                 SEPTEMBER 6,              SEPTEMBER 6,              SEPTEMBER 6,    SHARES
                                     TEN MONTHS     1994*      TEN MONTHS     1994*      TEN MONTHS     1994*      TEN MONTHS
                                       ENDED       THROUGH       ENDED       THROUGH       ENDED       THROUGH       ENDED
                                      OCTOBER    DECEMBER 31,   OCTOBER    DECEMBER 31,   OCTOBER    DECEMBER 31,   OCTOBER
                                     31, 1995#       1994      31, 1995#       1994      31, 1995#       1994      31, 1995#
PER SHARE DATA:
Net asset value, beginning of
 period..............................    $8.17      $10.00        $8.16       $10.00         $8.16       $10.00        $8.17
Income (loss) from investment
 operations:
Net investment income (loss).........      .05          --          .01         (.02)          .02         (.02)         .05
Net realized and unrealized loss on
 investments and foreign currency
 transactions........................     (.32)      (1.83)        (.32)       (1.82)         (.34)       (1.82)        (.30)
   Total from investment
     operations......................     (.27)      (1.83)        (.31)       (1.84)         (.32)       (1.84)        (.25)
Net asset value, end of period.......    $7.90       $8.17        $7.85        $8.16         $7.84        $8.16        $7.92
TOTAL RETURN+........................    (3.3%)     (18.3%)       (3.8%)      (18.4%)        (3.9%)      (18.4%)       (3.1%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's
 omitted)............................   $1,117        $867       $1,940       $1,589           $56          $89       $9,355
Ratios to average net assets:
 Expenses++**........................    1.73%       1.78%        2.48%        2.53%         2.50%        2.53%        1.48%
 Net investment income (loss)++**....     .76%       (.12%)        .03%        (.84%)         .72%        (.82%)        .94%
Portfolio turnover rate..............      65%         17%          65%          17%           65%          17%          65%

                                       SEPTEMBER 6,
                                          1994*
                                         THROUGH
                                       DECEMBER 31,
                                           1994
PER SHARE DATA:
Net asset value, beginning of
 period..............................      $10.00
Income (loss) from investment
 operations:
Net investment income (loss).........         .01
Net realized and unrealized loss on
 investments and foreign currency
 transactions........................       (1.84)
   Total from investment
     operations......................       (1.83)
Net asset value, end of period.......       $8.17
TOTAL RETURN+........................      (18.3%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's
 omitted)............................      $5,878
Ratios to average net assets:
 Expenses++**........................       1.53%
 Net investment income (loss)++**....        .43%
Portfolio turnover rate..............         17%

*  Commencement of operations.
#  The Fund changed its year end from December 31 to October 31.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charges or contingent deferred sales charges are not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                        CLASS A SHARES            CLASS B SHARES            CLASS C SHARES        CLASS Y
                                               SEPTEMBER 6,              SEPTEMBER 6,              SEPTEMBER 6,    SHARES
                                   TEN MONTHS     1994*      TEN MONTHS     1994*      TEN MONTHS     1994*      TEN MONTHS
                                     ENDED       THROUGH       ENDED       THROUGH       ENDED       THROUGH       ENDED
                                    OCTOBER    DECEMBER 31,   OCTOBER    DECEMBER 31,   OCTOBER    DECEMBER 31,   OCTOBER
                                   31, 1995#       1994      31, 1995#       1994      31, 1995#       1994      31, 1995#
Expenses...........................      3.97%       3.96%        4.72%        4.71%        4.74%        4.71%        3.72%
Net investment loss................     (1.48%)      (2.30%)     (2.21%)      (3.02%)      (1.52%)      (3.00%)      (1.30%)

                                     SEPTEMBER 6,
                                        1994*
                                       THROUGH
                                     DECEMBER 31,
                                         1994
Expenses...........................        3.71%
Net investment loss................       (1.75%)

EVERGREEN INTERNATIONAL EQUITY FUND

                                        CLASS A SHARES              CLASS B SHARES              CLASS C SHARES          CLASS Y
                                                SEPTEMBER 2,                SEPTEMBER 2,                SEPTEMBER 2,     SHARES
                                   TEN MONTHS      1994*       TEN MONTHS      1994*       TEN MONTHS      1994*       TEN MONTHS
                                     ENDED        THROUGH        ENDED        THROUGH        ENDED        THROUGH        ENDED
                                  OCTOBER 31,   DECEMBER 31,  OCTOBER 31,   DECEMBER 31,  OCTOBER 31,   DECEMBER 31,  OCTOBER 31,
                                     1995#          1994         1995#          1994         1995#          1994         1995#
PER SHARE DATA:
Net asset value, beginning of
 period...........................     $9.50       $10.00         $9.50        $10.00         $9.49        $10.00          $9.50
Income (loss) from investment
 operations:
Net investment income.............       .09          .02           .06            --           .08           .03            .08
Net realized and unrealized gain
 (loss)
 on investments and foreign
 currency transactions............        --         (.52)         (.03)         (.50)         (.04)         (.54)           .03
   Total from investment
     operations...................       .09         (.50)          .03          (.50)          .04          (.51)           .11
Less distributions to shareholders
 from net investment income.......      (.01)          --            --            --            --            --           (.01)
Net asset value, end of period....     $9.58        $9.50         $9.53         $9.50         $9.53         $9.49          $9.60
TOTAL RETURN+.....................      1.1%        (5.1%)          .5%         (5.2%)          .5%         (5.2%)          1.3%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's
 omitted).........................    $3,594       $2,545        $7,278        $5,602          $196          $163        $49,575
Ratios to average net assets:
 Expenses++**.....................     1.19%        1.26%         1.94%         2.02%         1.94%         2.01%           .94%
 Net investment income
   (loss)++**.....................     1.38%         .91%          .66%          .10%          .79%          .85%          1.58%
Portfolio turnover rate...........        4%           1%            4%            1%            4%            1%             4%

                                    SEPTEMBER 2,
                                       1994*
                                      THROUGH
                                    DECEMBER 31,
                                        1994
PER SHARE DATA:
Net asset value, beginning of
 period...........................      $10.00
Income (loss) from investment
 operations:
Net investment income.............         .02
Net realized and unrealized gain
 (loss)
 on investments and foreign
 currency transactions............        (.51)
   Total from investment
     operations...................        (.49)
Less distributions to shareholders
 from net investment income.......        (.01)
Net asset value, end of period....       $9.50
TOTAL RETURN+.....................       (5.0%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's
 omitted).........................     $23,830
Ratios to average net assets:
 Expenses++**.....................       1.06%
 Net investment income
   (loss)++**.....................       1.03%
Portfolio turnover rate...........          1%

*  Commencement of operations.
#  The Fund changed its year end from December 31 to October 31.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                      CLASS A SHARES              CLASS B SHARES              CLASS C SHARES          CLASS Y
                                              SEPTEMBER 2,                SEPTEMBER 2,                SEPTEMBER 2,     SHARES
                                 TEN MONTHS      1994*       TEN MONTHS      1994*       TEN MONTHS      1994*       TEN MONTHS
                                   ENDED        THROUGH        ENDED        THROUGH        ENDED        THROUGH        ENDED
                                OCTOBER 31,   DECEMBER 31,  OCTOBER 31,   DECEMBER 31,  OCTOBER 31,   DECEMBER 31,  OCTOBER 31,
                                   1995#          1994         1995#          1994         1995#          1994         1995#
Expenses........................      1.84%        2.09%         2.59%         2.85%         2.59%         2.84%         1.59%
Net investment income (loss)....       .73%         .08%          .01%         (.73%)         .14%          .02%          .93%

                                  SEPTEMBER 2,
                                     1994*
                                    THROUGH
                                  DECEMBER 31,
                                      1994
Expenses........................       1.89%
Net investment income (loss)....        .20%

EVERGREEN GLOBAL REAL ESTATE EQUITY FUND -- CLASS Y SHARES

                          ONE MONTH                     NINE MONTHS                                                FEBRUARY 1, 1989*
                            ENDED       YEAR ENDED         ENDED                                                        THROUGH
                         OCTOBER 31,   SEPTEMBER 30,   SEPTEMBER 30,            YEAR ENDED DECEMBER 31,              DECEMBER 31,
                           1995##          1995            1994#         1993       1992       1991       1990           1989
PER SHARE DATA:
Net asset value,
  beginning of period...    $12.13         $13.81           $14.75        $9.86      $9.16      $8.10     $10.03         $10.00
Income (loss) from
  investment operations:
Net investment income
  (loss)................      (.01)           .11              .07           --       (.01)      (.02)      (.03)           .17
Net realized and
  unrealized gain (loss)
  on
  investments...........      (.53)         (1.17)           (1.01)        5.07        .94       1.08      (1.90)           .03
    Total from
      investment
      operations........      (.54)         (1.06)            (.94)        5.07        .93       1.06      (1.93)           .20
Less distributions to
  shareholders from:
Net investment income...        --           (.10)              --           --         --         --         --           (.17)
Net realized gains......        --           (.52)              --         (.18)      (.23)        --         --             --
    Total
      distributions.....        --           (.62)              --         (.18)      (.23)        --         --           (.17)
Net asset value, end of
  period................    $11.59         $12.13           $13.81       $14.75      $9.86      $9.16      $8.10         $10.03
TOTAL RETURN+...........      (4.5%)         (7.7%)           (6.4%)       51.4%      10.2%      13.1%     (19.2%)          2.0%
RATIOS & SUPPLEMENTAL
  DATA:
Net assets, end of
  period (000's
  omitted)..............   $61,418        $67,645         $132,294     $146,173     $8,618     $7,557     $6,004         $7,336
Ratios to average net
  assets:
  Operating expenses....     1.62%++        1.54%            1.46%++      1.56%**    2.00%**    2.00%**    2.00%**        2.00%**++
  Interest expense......      .03%++         .05%             .08%++         --         --         --         --             --
  Net investment income
    (loss)..............    (1.14%)++        .92%             .56%++       .03%**    (.10%)**    (.27%)**    (.39%)**     2.23%**++
Portfolio turnover
  rate..................        1%            28%              63%          88%       245%       207%       325%           151%

#  The Fund changed its fiscal year end from December 31 to September 30.
## The Fund changed its fiscal year end from September 30 to October 31.
*  Commencement of operations.
+ Total return is calculated on net asset value per share and is not annualized.
++  Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                                         FEBRUARY 1, 1989
                                                                                             THROUGH
                                                        YEAR ENDED DECEMBER 31,            DECEMBER 31,
                                                  1993      1992      1991      1990           1989
Operating expenses.............................   1.64%     3.72%     3.76%     3.99%          3.17%
Net investment income (loss)...................   (.05%)   (1.82%)   (2.02%)   (2.38%)         1.06%

EVERGREEN GLOBAL REAL ESTATE EQUITY FUND -- CLASS A, B AND C SHARES

                                                      CLASS A SHARES              CLASS B SHARES              CLASS C SHARES
                                                             FEBRUARY 10,                 FEBRUARY 8,                 FEBRUARY 9,
                                                 ONE MONTH       1995*       ONE MONTH       1995*       ONE MONTH       1995*
                                                   ENDED        THROUGH        ENDED        THROUGH        ENDED        THROUGH
                                                OCTOBER 31,  SEPTEMBER 30,  OCTOBER 31,  SEPTEMBER 30,  OCTOBER 31,  SEPTEMBER 30,
                                                  1995##         1995         1995##         1995         1995##         1995
PER SHARE DATA:+
Net asset value, beginning of period............   $ 12.12      $ 11.46       $ 12.08      $   11.44     $   12.08      $ 11.43
Income (loss) from investment operations:
  Net investment income (loss)..................      (.01)         .07          (.02)           .08          (.02)         .06
  Net realized and unrealized gain (loss) on
    investments.................................      (.53)         .59          (.53)           .56          (.53)         .59
    Total income (loss) from investment
      operations................................      (.54)         .66          (.55)           .64          (.55)         .65
Net asset value, end of period..................   $ 11.58      $ 12.12       $ 11.53      $   12.08     $   11.53      $ 12.08
TOTAL RETURN++..................................     (4.5%)        5.8%         (4.6%)          5.6%         (4.6%)        5.7%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period.......................   $74,376      $66,261       $99,964      $ 128,117        $3,643      $ 6,811
Ratios to average net assets:||**
  Operating expenses............................     1.73%        1.61%         2.44%          2.42%         2.37%        1.54%
  Interest expense..............................      .03%         .01%          .03%           .03%          .02%         .01%
  Net investment income (loss)..................    (1.26%)        .98%        (1.98%)         1.38%        (1.94%)        .86%
Portfolio turnover rate#........................        1%          28%            1%            28%            1%          28%

*  Commencement of class operations.
** Annualized. Due to the recent commencement of their offering, the ratios for Class A, Class B and Class C shares are not necessarily comparable to that of the Class Y shares, and are not necessarily indicative of future ratios.
+  Calculated based on average shares outstanding during the period.
++ Total return is calculated for the periods indicated and is not annualized.
   Initial sales charge or contingent deferred sales charges are not reflected. # Portfolio turnover rate is calculated for the one month ended October 31,
   1995 and the twelve months ended September 30, 1995.
##  The Fund changed its fiscal year-end from September 30 to October 31.
|| Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                      CLASS A SHARES              CLASS B SHARES              CLASS C SHARES
                                                             FEBRUARY 10,                 FEBRUARY 8,                 FEBRUARY 9,
                                                 ONE MONTH       1995*       ONE MONTH       1995*       ONE MONTH       1995*
                                                   ENDED        THROUGH        ENDED        THROUGH        ENDED        THROUGH
                                                OCTOBER 31,  SEPTEMBER 30,  OCTOBER 31,  SEPTEMBER 30,  OCTOBER 31,  SEPTEMBER 30,
                                                   1995          1995          1995          1995          1995          1995
      Expenses..................................     46.90%       21.59%        31.39%        82.74%       570.26%       269.60%
      Net investment loss.......................    (46.44%)     (19.00%)      (30.94%)      (79.94%)     (569.83%)     (266.32%)




EVERGREEN GLOBAL LEADERS FUND (unaudited)


                                             Four Months*
                                             Ended
                                             February 29, 1996
Per Share Data:
Net asset value, beginning of period           $10.00

Income from investment operations:
         Net investment income                   0.02

         Net realized and unrealized gain
          on investment and foreign
          currency transactions                  0.85

         Total from investment operations        0.87

Less distributions to shareholders:

         From net investment income             (0.02)

         In excess of net investment income     (0.02)

                  Total distributions           (0.04)

Net asset value, end of period                 $10.83
Total Return**                                   8.71%
Ratios & Supplemental Data:
Net assets, end of period (000's omitted)      $5,543

Ratios to average net assets: +(a)
         Expenses                                1.35%

         Net investment income                   0.57%

Portfolio turnover rate #                          24%


   * The Fund commenced investment operations on November 1, 1995.

  ** Total return is calculated on net asset value per share for the period indicated and is not annualized.
    +Annualized.

   # Portfolio turnover rate is calculated for the four months ended
     February 29, 1996.

 (a) Net of expense waivers and reimbursements, If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                             Four Months*
                                             Ended
                                             February 29, 1996

         Expenses                                3.12%
         Net investment loss                    (1.20%)



                            DESCRIPTION OF THE FUNDS


INVESTMENT OBJECTIVES AND POLICIES

     Unless otherwise noted in this Prospectus, the Funds' investment policies are not fundamental and may be changed without shareholder approval. Each Fund's investment objective and their fundamental policies may not be changed without shareholder approval. Shareholders will be notified thirty days prior to any changes in policies that are not fundamental.

     In addition to the investment policies detailed below, each Fund may employ certain additional investment strategies which are discussed in "Investment Pracices and Restrictions" below. The Funds have also adopted a number of investment restrictions which are set forth in the Statement of Additional Information.

EVERGREEN EMERGING MARKETS GROWTH FUND

     The objective of EVERGREEN EMERGING MARKETS GROWTH FUND is long-term capital appreciation. In seeking this objective, the Fund invests in equity securities of issuers located in emerging markets. The Fund is suitable for aggressive investors interested in the investment opportunities offered by securities of issuers located in emerging or developing markets and the resulting potential for growth opportunities attributable to political change, economic deregulation and liberalized trade policies.

  The Fund invests primarily in a diversified portfolio of equity securities of issuers located in countries with emerging markets. As a matter of policy, the Fund will invest at least 65% of the value of its total assets in securities of emerging market issuers.

  A country will be considered to have an "emerging market" if it has relatively low gross national product per capita compared to the world's major economies and the potential for rapid economic growth. Countries with emerging markets include those that have an emerging stock market (as defined by the International Finance Corporation), those with low-to middle income economies (according to the World Bank), and those listed in World Bank publications as "developing". The Fund will normally invest in at least six different countries, although it may invest all of its assets in a single country. At the present time, the Fund has no intention of investing all of its assets in a single country. The Fund focuses on equity securities, but may also invest in other types of instruments, including debt securities. Marvin & Palmer Associates, the sub-adviser to the Fund, will make investment decisions regarding equity securities based on its analysis of returns, price momentum, business and industry considerations, and management quality.

EVERGREEN INTERNATIONAL EQUITY FUND

  The objective of EVERGREEN INTERNATIONAL EQUITY FUND is long-term capital appreciation. The Fund invests primarily in equity securities of non-U.S. issuers and is suitable for investors who want to pursue their investment goals in markets outside the United States. The Fund provides investors with a vehicle to pursue investment opportunities in countries outside the U.S. whose securities markets may benefit from differing economic and political cycles.

  The Fund invests primarily in foreign equity securities that Boston International Advisers, Inc., the sub-adviser to the Fund, determines, through both fundamental and technical analysis, to be undervalued compared to other securities in their industries and countries. In most market conditions, the stocks comprising the Fund's assets will exhibit traditional value characteristics, such as higher than average dividend yields, lower than average price to book value, and will include stocks of companies with unrecognized or undervalued assets. As a matter of policy, the Fund will invest at least 65% of the value of its total assets in equity securities of issuers located in at least three countries outside of the United States.

  The Fund will emphasize value stocks, primarily of companies which are listed on one or more of thirty-two stock markets: twenty developed markets and twelve emerging markets. While the current intention of the Fund is to invest in thirty-two stock markets, the Fund may invest in more or less, depending upon market conditions as determined by the sub-adviser. The Fund will invest substantially all of its assets in industrialized companies throughout the world that comprise the Morgan Stanley Capital International EAFE (Europe, Australia and the Far East) Index. In addition, the Fund intends to invest up to 10% of its assets in emerging country equity securities, as described above under "Evergreen Emerging Markets Growth Fund".

          9


EVERGREEN GLOBAL REAL ESTATE EQUITY FUND

     The EVERGREEN GLOBAL REAL ESTATE EQUITY FUND seeks to achieve its investment objective of long-term capital growth through investment primarily in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets; the Fund will not purchase direct interests in real estate. Current income will be a secondary objective. Equity securities will include common stock, preferred stock and securities convertible into common stock.

  The Fund will, under normal conditions, invest at least 65% of its total assets in equity securities of domestic and foreign exchanges or NASDAQ listed companies which are principally engaged in the real estate industry. A company is deemed to be "principally engaged" in the real estate industry if at least 50% of its assets (marked to market), gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. Real estate industry companies may include among others: equity real estate investment trusts, which pool investors' funds for investment primarily in commercial real estate properties; mortgage real estate investment trusts, which invest pooled funds in real estate related loans; brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies. The Fund will only invest in real estate equity trusts and limited partnerships which are traded on major exchanges. As a matter of fundamental policy, the Fund will also invest at least 65% of its total assets in the equity securities of companies of at least three countries, including the United States, except when abnormal market or financial conditions warrant the assumption of a temporary defensive position. See "Investment Practices and Restrictions" and "Special Risk Considerations".

  The remainder of the Fund's investments may be made in equity securities of issuers whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. The Fund may invest more than 25% of its total assets in any one sector of the real estate or real estate related industries. In addition, the Fund may, from time to time, invest in the securities of companies unrelated to the real estate industry but whose real estate assets are substantial relative to the price of the companies' securities.

  The Fund pursues a flexible strategy of investing in a diversified portfolio of securities of companies throughout the world. The Fund's investment adviser anticipates that the Fund will give particular consideration to investments in the United Kingdom, Western Europe, Australia, Canada, the Far East (Japan, Hong Kong, Singapore, Malaysia and Thailand) and the United States. The percentage of the Fund's assets invested in particular geographic regions will shift from time to time in accordance with the judgment of the Fund's investment adviser. Generally, a substantial portion of the assets of the Fund will be denominated or traded in foreign currencies.

     Investments may also be made in securities of issuers unrelated to the real estate industry believed by the Fund's investment adviser to be undervalued and to have capital appreciation potential. Also, consistent with the secondary objective of current income, investments may also be made in nonconvertible debt securities of such companies. The debt securities purchased (except for those described below) will be of investment grade or better quality (e.g., rated no lower than A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or if not so rated, believed by the Fund's investment adviser to be of comparable quality). However, up to 10% of total assets may be invested in unrated debt securities of issuers secured by real estate assets where the Fund's investment adviser believes that the securities are trading at a discount and the underlying collateral will ensure repayment of principal. In such situations, it is conceivable that the Fund could, in the event of default, end up holding the underlying real estate directly.

EVERGREEN GLOBAL LEADERS FUND

     The investment objective of the Evergreen Global Leaders Fund is to provide long-term capital growth. It will attempt to achieve its objective by investing primarily in a diversified portfolio of U.S. and non-U.S. equity securities of companies located in the world's major industrialized countries. There can be no assurance that the Fund will be able to achieve its investment objective. Under normal conditions at least 65% of the Fund's total assets will consist of global equity securities. The Fund will make investments in no less than three countries, which may include the United States. In addition to the United States, the countries in which the Fund may invest include, but are not limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Signapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

     Evergreen Asset, the Fund's investment adviser, will attempt to screen the largest companies in these and other major industrialized countries and cause the Fund to invest, in the opinion of the Fund's investment adviser, in the 100 best based on certain qualitative and quantitative criteria. Such companies may include those with the highest return on equity and consistent earnings growth. They may also include companies with an established market presence, or which operate in industries or sectors that have, in the opinion of the Fund's investment adviser, significant growth prospects. The criteria will be reviewed and evaluated on an ongoing basis by the Fund's investment adviser.

     In determining what constitutes a major industrialized country, the Fund's investment adviser will look to classifications set forth in the Morgan Stanley Capital International ("MSCI") Index and the various reports on this subject disseminated by the World Bank. The Fund's investment adviser will utilize a series of weighing techniques to insure adequate diversification by country and industry and attempt to identify the largest companies in each market, primarily by reference to the market capitalizations published in the MSCI Index.

     Although, as stated above, the Fund expects that investments will be made in no less than three couontries including the United States, the Fund may invest more than 25% of its total assets in one country. To the extent that the Fund invests more than 25% of its total assets in the securities of issuers located in one country, the value of the Fund's shares may be subject to greater fluctuations due to the lesser degree of diversification across countries such a policy affords, and the fact that the securities markets of certain countries may be subject to greater risks and volatility than that which exists in the United States.

INVESTMENT PRACTICES AND RESTRICTIONS

General. The Funds primarily invest in:

  common and preferred stocks, convertible securities and warrants of foreign and domestic corporations. Common stocks represent an equity interest in a corporation. This ownership interest often gives the Funds the right to vote on measures affecting the company's organization and operations. Although common stocks have a history of long-term growth in value, their prices tend to fluctuate in the short-term, particularly those of smaller capitalization companies. Smaller capitalization companies may have limited product lines, markets, or financial resources. These conditions may make them more susceptible to setbacks and reversals. Therefore, their securities may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies;

          10


  obligations of foreign governments and supranational organizations; corporate and foreign government fixed income securities denominated in currencies other than U.S. dollars rated, at the time of purchase, Baa or higher by Moody's or BBB or higher by S&P, or which, if unrated, are considered to be of comparable quality by the Funds' investment advisers or sub-advisers. Bonds rated Baa by Moody's or BBB by S&P have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. Although the Funds do not intend to invest significantly in debt securities, it should be noted that the prices of fixed income securities fluctuate inversely to the direction of interest rates;

  strategic investments, such as options and futures contracts on currency transactions, securities index futures contracts, and forward foreign currency exchange contracts. The Funds can use these techniques to increase or decrease their exposure to changing security prices, interest rates, currency exchange rates, or other factors that affect security values. (Although, of course, there can be no assurance that these strategic investments will be successful in protecting the value of the Funds' securities.); and

  securities of closed-end investment companies.

Defensive Investments. The Funds may invest without limitation in high quality money market instruments, such as notes, commercial paper, certificates of deposit or bankers' acceptances and other bank obligations, or U.S. government securities and short-term obligations of foreign issuers denominated in U.S. dollars and traded in the United States if, in the opinion of a Fund's investment adviser or sub-adviser, market conditions warrant a temporary defensive investment strategy.

Portfolio Turnover and Brokerage. It is anticipated that the annual portfolio turnover rate for EVERGREEN GLOBAL REAL ESTATE EQUITY FUND may exceed 100%. A portfolio turnover rate of 100% would occur if all of a Fund's portfolio securities were replaced in one year. The portfolio turnover rate experienced by a Fund directly affects brokerage commissions and other transaction costs which the Fund bears directly. A high rate of portfolio turnover will increase such costs. It is contemplated that Lieber & Company, an affiliate of Evergreen Asset and a member of the New York and American Stock Exchanges, will to the extent practicable effect substantially all of the portfolio transactions for EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND effected on those exchanges. See the Statement of Additional Information for further information regarding the brokerage allocation practices of the Funds. The portfolio turnover rate for each Fund is set forth in the tables contained in the section entitled "Financial Highlights".

Repurchase Agreements. The Funds may invest in repurchase agreements. Repurchase agreements are agreements by which a Fund purchases a security for cash and obtains a simultaneous commitment from the seller (usually a bank or broker/dealer) to repurchase the security at an agreed-upon price and specified future date. The repurchase price reflects an agreed-upon interest rate for the time period of the agreement. The Funds risk is the inability of the seller to pay the agreed-upon price on the delivery date. However, this risk is tempered by the ability of the Funds to sell the security in the open market in the case of a default. In such a case, the Funds may incur costs in disposing of the security which would increase Fund expenses. Each Fund's investment adviser will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements. The Funds may not enter into repurchase agreements if, as a result, more than 15% of a Fund's net assets would be held in repurchase agreements maturing in more than seven days and in other securities which are not readily marketable.

When-Issued And Delayed Delivery Transactions. The Funds may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Funds purchase securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Funds to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Funds may pay more or less than the market value of the securities on the settlement date. A Fund may dispose of a commitment prior to settlement if the Fund's investment adviser deems it appropriate to do so. In addition, the Funds may enter into transactions to sell their purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments. Temporary Investments. The Funds may invest in U.S. and foreign short-term money market instruments (denominated in U.S. and/or foreign currencies), including interest-bearing call deposits with banks, government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate debt securities, and repurchase agreements. These investments may be used to temporarily invest cash received from the sale of

          11


Fund shares, to establish and maintain reserves for temporary defensive purposes, or to take advantage of market opportunities.

Illiquid or Restricted Securities. Each Fund may invest up to 15% of its net assets in illiquid securities and other securities which are not readily marketable. Illiquid securities include certain restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"), which have been determined to be liquid, will not be considered by the Funds' investment advisers to be illiquid or not readily marketable and, therefore, are not subject to the aforementioned 15% limit. The inability of a Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Fund which are eligible for resale pursuant to Rule 144A will be monitored by each Fund's investment adviser or sub-adviser on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Fund's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Fund having more than 15% of its assets invested in illiquid or not readily marketable securities.

Borrowing. As a matter of fundamental policy, the Funds may not borrow money except as a temporary measure to facilitate redemption requests or for extraordinary or emergency purposes. The proceeds from borrowings may be used to facilitate redemption requests which might otherwise require the untimely disposition of portfolio securities. The specific limits applicable to borrowing by each Fund are set forth in the Statement of Additional Information.

  The Funds may agree to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase them at a mutually agreed upon date and price (a "reverse purchase agreement") for temporary or emergency purposes. At the time a Fund enters into a reverse purchase agreement, it will place in a segregated custodian account cash, U.S. government securities or liquid high-grade debt obligations having a value at least equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities. The Funds will not enter into reverse repurchase agreements exceeding 5% of the value of their total assets.

 Lending of Portfolio Securities. In order to generate income and to offset expenses, the Funds may lend portfolio securities to brokers, dealers and other financial institutions. The Funds' investment advisers or sub-advisers will monitor the creditworthiness of such borrowers. Loans of securities by the Funds, if and when made, may not exceed 30% of the value of the total assets of the EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND, and one-third of the value of the total assets of EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND, and must be collateralized by cash or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the securities loaned, including accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby increasing its return. Any gain or loss in the market price of the loaned securities which occurs during the term of the loan would affect a Fund and its investors. A Fund has the right to call a loan and obtain the securities loaned at any time on notice of not more than five business days. A Fund may pay reasonable fees in connection with such loans.

  There is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities files for bankruptcy or becomes insolvent, disposition of the securities may be delayed pending court action.

Fixed-Income Securities -- Downgrades. If any security invested in by any of the Funds loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

Foreign  Currency  Transactions.  The Funds  will enter  into  foreign  currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts ("forward contracts"). The Funds may also enter into forward foreign currency exchange contracts to protect Fund assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of Fund assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. The use of forward contracts for heding purposes may limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses to the Fund.

Forward Foreign Currency Exchange Contracts. A forward contract is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties. Generally, no commission charges or deposits are involved. At the time a Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated and are maintained until the contract has been settled. The Funds will not enter into a forward contract with a term of more than one year. In addition to forward contracts entered into for hedging purposes, the Funds will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between trade date and settlement date will vary between 24 hours and 60 days, depending upon local custom.

  As described above, a Fund may enter into forward contract in primarily two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering in a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship betweeen the U.S. dollar and the subject foreign currency duuring the period between the date the security is purchased or sold and the date on which payment is made or received.

     Second, when a Fund's investment adviser believes that the currency of a particular foreign country may suffer a decline agains the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the foward contract amount and the value of such securities denominated in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Funds do not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis.

     In the second circumstance, the Custodian will segregate cash or liquid high-grade debt securities belonging to the Fund in an amount not less than the value of the assets committed to forward foreign currency contracts entered into under such transactions. If the value of the securities segregated declines, additinal cash or debt securities will be added on a daily basis (i.e. market to market) so that the segregated amount will not be less than the amount of the Fund's commitments with respect to such contracts.

Hedging/Cross Hedging. A cross hedge is accomplished by entering into a forwared contract or other arrangement with respect to one foreign currency for the purpose of hedging aganst a possible decline in the value of another foreign currency in which certain of the Fund's portfolio instruments are denominated. The Funds' investment advisers or sub-advisers may enter into a cross hedge, rather than hedge directly, in instances where (i) the rates for forward contracts, options, futures contract or options on futures contracts relating to the currency in which the cross hedge is effected are more favorable than rates for similar instruments denominated in the currency that is to be hedged and
(ii) there is a high degree of correlation between the two currencies with respect to their movement against the U.S. dollar. Cross hedges may be effected using the various hedging instruments described below. A cross hedge cannot protect against exchange rate risks perfectly, and if a Fund's investment adviser or sub-adviser is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

Options and Futures. The Funds may deal in options on foreign currencies, portfolio securities and, in the case of EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND, securities indices. Such options, other than options written by the Funds, may be traded on an international securities exchange. The Funds will use these options to manage interest rate and currency risks. The Funds also may write covered call options and secured put options to generate income or lock in gains. EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN

EMERGING MARKETS GROWTH FUND may write covered call options and secured put options on up to 25% of their net assets. EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND may write covered call options and secured put options on up to 15% of their net assets. EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND may purchase put and call options provided that no more than 5% of the fair market value of their assets is invested in premiums on such options.

     A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The writer forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. The Funds retain the risk of loss should the price of the underlying security decline. Where such options are used for hedging purposes, if the forecase of a Fund's investment adviser or sub-adviser of the direction of stock prices is incorrect, the Fund may be better off had it not engaged in such transactions. The Funds will write call options only when the options are traded on national securities exchanges in the United States and the options are covered (i.e., the Funds own the optioned securities or securities convertible into or carrying rights to acquire the optioned securites, or the Funds custodian has segregated and maintains cash or liquid high-grade debt securities belonging to the Funds in an amount not less than the value of the assets committed to the written options). The Funds may purchase call options to close out a position. In order to do so, a Fund will make a "closing purchase transactions" -- the purchase of a call option on the same security with the same exercise price and expiration date as the call option which it has previiously written on any particular security. A put option gives the purchase the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period. The writer of a covered call owns assets that are acceptable for escrow and the writer of a secured put invests an amount not less than the exercise price in eligible assets to the extent that it is obligated as a writer. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. In writing puts, there is a risk that a Fund may be required to take delivery of the underlying asset at a disadvantageous price.

Options on Foreign Currencies. The Funds may also purchase foreign currency put options; in the case of EVERGREEN GLOBAL REAL ESTATE FUND such options must be traded on U.S. exchanges or U.S. over-the-counter markets. A put option gives the holder, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to ensure against adverse currency price movements in the underlying portfolio assets denominated in that currency. Exchange listed options on seven major currencies are traded in the U.S. In addition, several major U.S. investment firms make markets in unlisted options on foreign currencies. Such unlisted options may be available with respect to a wide range of foreign currencies than listed options and may have more flexible terms. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risks associated with the individual issuer. No more than 5% of the Fund's net assets may be represented by premiums paid by the Fund with respect to options on foreign currencies outstanding at any one time. Furthermore, the market value of unlisted options on foreign currencies will be included with other illiquid assets held by the Fund for purposes of the 15% limit on such assets.

     The Funds may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. A call option written by a Fund gives the purchaser, upon payment of a premium, the right to purchase from the Fund a currency at the exercise price until lthe expiration of the option. Writing call options in this manner is designed to reduce the cost of downside currency protection but has the effect of limiting currency appreciation potential.

Futures Contracts and Related Options. The Funds may invest in currency futures contracts and options thereon. If a Fund's investment adviser or sub-adviser anticipates that exchange rates for a particular currency will fall, the Fund will sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge (or in the case of a sale of a call option, a partial hedge) against a decrease in the value of the Fund's securities denominated in such currency. If a Fund's investment adviser or sub-adviser anticipates that exchange rates will rise, the Fund may purchase a currency futures contract or a call option thereon to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These futures contracts and related options will be used only as a hedge against anticipated currency rate changes.

     A currency futures contract sale creates an obligation by the Fund, as sell, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effect by entering into an offsetting purchase or sale transaction.

     Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a futrue date whether to enter into such a contract. If the holder decides not to enter into a contract, the premium paid for the option is lost. There are no daily payments of cash in the nature of "variation" or "maintenance" margin by the purchaser of such an option to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a currency futures contract.

     The ability to establish and close out positions in currency futures and options on currency futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

     The Funds may not enter into futures contracts or related options if, immediately thereafter, the amounts committed to market and premiums paid for unexpired options would exceed 5% of a Funds's net assets and, in the case of EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND, more than 30% of the Funds net assets would be hedged thereby. EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND may also enter into such futures contracts or related options for purposes other than bona fide hedging if the aggregate amount of initial market deposits on a fund's futures and related options positions would not exceed 5% of the net liquidation value of the Fund's assets, provided further that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. In addition, a Fund may not sell futures contracts if the value of such futures contracts exceeds the total market value of the Fund's portfolio securities; Futures contracts sold by a Fund are generally subject to segregation and covereage requirements established by either the Commodity Futures Trading Commission ("CFTC") or the Securities and Exchange Commission ("SEC"), with the result that, if a Fund does not hold the instrument underlying the futures contract or option, the Fund will be required to segregate, on an ongoing basis with its custodian, cash,U.S. government securities, or other liquid high grade debt obligtions in an amount at least equal to the Fund's obligations with respect to such instruments.

     For bona fide hedging purposes, EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND may enter into securities index futures contracts and purchase and write put and call options on securities index futures contracts that are traded on regulated exchanges, including non-U.S. exchanges, to the extent permitted by the CFTC. Securities index futures contracts are based on indices that reflect the market value of securities of the firms included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the differences between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

     EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND may enter into securities index futures contracts to sell a securities index in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. When a Fund is not fully invested and anticipates a significant market advance, it may enter into futures contracts to purchase the index in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that it intends to purchase. In many of these transactions, a Fund will purchase such securities upon termination of the futures position but, depending on market conditions, a futures position may be terminated without the corresponding purchases of common stock. A Fund may also invest in securities index futures contracts when its investment adviser or sub-adviser believes such investment is more efficient, liquid or cost-effective than investing directly in the securities underlying the index.

     The use of futures and related options involves special considerations and risks, including: (1) the ability of a Fund to utilize futures successfully will depend on the ability of its investment adviser or sub-adviser to predict pertinent market movements; and (2) the fact that there might be an imperfect correlation (or conceivably no correlation) between the change in the market value of the securities held by a Fund and the prices of the futures relating to the securities purchased or sold by the Fund. The use of futures and related options may reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements, but these instruments can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in positions. No assurance can be given that the investment adviser's or sub-adviser's judgment in this respect will be correct.

     It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although each investment adviser or sub-adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. A Fund's ability to establish and close out futures and options positions depends on this secondary market.

Risk Characteristics Of Foreign Securities. Investing in non-U.S. securities involves additional risks not normally associated with domestic investments. In an attempt to reduce some of these risks, the Funds diversify their investments broadly among foreign countries which may include both developed and developing countries. With respect to EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND at least three different countries will always be represented. The Funds may take advantage of the unusual opportunities for higher returns available from investing in developing countries. As discussed in detail below under "Emerging Markets", however, these investments carry considerably more volatility and risk because they generally are associated with less mature economies and less stable political systems.

     Foreign securities are denominated or traded in foreign currencies. Therefore, the value in U.S. dollars of a Fund's assets and income may be affected by changes in exchange rates and regulations. Although the Funds value their assets daily in U.S. dollars, they will not convert their holdings of foreign currencies to U.S. dollars daily. When a Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which such dealers buy and sell currencies.

     To the extent that securities purchased by the Funds are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Funds' net asset values; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gains, if any, to be distributed to shareholders by a Fund. If the value of a foreign currency rises against the U.S. dollar, the value of a Fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of a Fund's assets denominated in that currency will decrease. The performance of the Funds will be measured in U.S. dollars, the base currency for the Funds.

     Securities markets of foreign countries in which the Fund may invest are generally not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. The differences between investing in foreign and U.S. companies include: (1) less publicly available information about foreign companies; (2) the lack of uniform financial accounting standards and practices among countries which could impair the validity of direct comparisons of valuations measures (such as price/earnings ratios) for securities in different countries; (3) less readily available market quotations on foreign companies; (4) differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks; (5) differences in legal systems which may affect the ability to enforce contractual obligations or obtain court judgments; (6) generally lower foreign stock market volume; (7) the likelihood that foreign securities may be less liquid or more volatile, which may affect the Fund's ability to purchase or sell large blocks of securities and thus obtain the best price; (8) unreliable mail service between countries; (9) transactions cost, including brokerage charges and custodian charges associated with holding foreign securities, may be higher; (10) the settlement period for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity. These different settlement practices may cause missed purchasing opportunities and/or loss of interest on money market and debt investments; (11) foreign securities held by a Fund may be traded on days that the Fund does not value its portfolio securities, such as Saturdays and customary business holidays, and accordingly, the Fund's net asset value may be significantly affected on days when shareholders do not have access to the Fund; (12) political and social instability, expropriation, and political or financial changes which adversely affect investment in some countries. In the past, U.S. government policies have discouraged or restricted certain investments abroad by investors such as the Funds. Although the Funds are unaware of any current restrictions, investors are advised that these policies could be reinstituted. Finally, the Funds may incur costs associated with currency hedging and the conversion of foreign currency into U.S. dollars and may be adversely affected by restrictions on the conversion or transfer of foreign currency.

     The Funds may engage in transactions in foreign securities which are listed on foreign securities exchanges and/or traded in the over-the-counter market. Transactions in listed securities may be effected in the over-the-counter markets if, in the opinion of the Funds' investment advisers or sub-advisers, this affords the Funds the ability to obtain best price and execution. Foreign securities markets are subject to less regulation than those in the U.S. and there may be less financial and other information available about the issuers of securities that trade in foreign markets. Transactions in foreign securities may settle on a delayed basis, in comparison to those in the U.S., or may settle only on specific days of the month. In the event a Fund enters into a significant number of transactions which provide for a settlement period in excess of seven days, the Fund's ability to raise cash to meet redemption requests may be impaired.

Emerging Markets. The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent on international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

  Prior governmental approval for foreign investments may be required under certain circumstances in some emerging countries, and the extent of foreign investment in certain debt securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of foreign investment limitations.

  Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

  With respect to any emerging country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, governmental regulation, social instability or diplomatic developments (including war) which could affect adversely the economics of such countries or the value of the Funds' investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the U.S.

Investments Related to Real Estate. Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants and increase in interest rates. In addition, equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaulted, it is conceivable that a Fund could end up holding the underlying real estate.


                             MANAGEMENT OF THE FUNDS

INVESTMENT ADVISERS

     The management of each Fund is supervised by the Trustees of the Trust under which the Fund has been established ("Trustees"). Evergreen Asset has been retained by EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND as investment adviser. Evergreen Asset succeeded on June 30, 1994 to the advisory business of a corporation with the same name, but under different ownership, which was organized in 1971. Evergreen Asset, with its predecessors, has served as investment adviser to the Evergreen mutual funds since 1971. Evergreen Asset is a wholly-owned subsidiary of First Union National Bank of North Carolina ("FUNB"). The address of Evergreen Asset is 2500 Westchester Avenue, Purchase, New York 10577. FUNB is a subsidiary of First Union Corporation ("First Union"), the sixth largest bank holding company in the United States. Stephen A. Lieber and Nola Maddox Falcone serve as the chief investment officers of Evergreen Asset and, along with Theodore J. Israel, Jr., were the owners of Evergreen Asset's predecessor and the former general partners of Lieber & Company which, as described below, provides certain subadvisory services to Evergreen Asset in connection with its duties as investment adviser to the Fund. CMG serves as investment adviser to EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND. Boston International Advisers, Inc. ("BIA") is sub-adviser to EVERGREEN INTERNATIONAL EQUITY FUND, and Marvin & Palmer Associates, Inc. ("Marvin & Palmer") is sub-adviser to EVERGREEN EMERGING MARKETS GROWTH FUND.

          15


     First Union is headquartered in Charlotte, North Carolina, and had $________ billion in consolidated assets as of March 31, 1996. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses in offices throughout the United States. CMG manages or otherwise oversees the investment of over $31 billion in assets belonging to a wide range of clients, including all the series of Evergreen Investment Trust (formerly known as First Union Funds), the two series of The Evergreen Lexicon Trust (formerly The FFB Lexicon Fund) and the two series of Evergreen Tax Free Trust (formerly FFB Funds Trust). First Union Brokerage Services, Inc., a wholly-owned subsidiary of FUNB, is a registered broker-dealer that is principally engaged in providing retail brokerage services consistent with its federal banking authorizations. First Union Capital Markets Corp., a wholly-owned subsidiary of First Union, is a registered broker-dealer principally engaged in providing, consistent with its federal banking authorizations, private placement, securities dealing, and underwriting services.

     As investment adviser to EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND, Evergreen Asset manages the Funds' investments, provides various administrative services and supervises the Funds' daily business affairs, subject to the authority of the Trustees. Evergreen Asset is entitled to receive a fee equal to 1% of average daily net assets on an annual basis from EVERGREEN GLOBAL REAL ESTATE EQUITY FUND, and a fee equal to .95 of 1% of average daily net assets on an annual basis from EVERGREEN GLOBAL LEADERS FUND. Until the EVERGREEN GLOBAL LEADERS FUND reaches net assets of $15 million, Evergreen Asset will reimburse the Fund to the extent that the Fund's aggregate operating expenses exceed 1.5% of average daily net assets for any fiscal year. From time to time Evergreen Asset may further reduce or waive its fee or reimburse the Fund for certain of its expenses in order to reduce the Fund's expense ratio. As a result the Fund's total return would be higher than if the fees and any expenses had been paid by the Fund.

  CMG, along with BIA and Marvin & Palmer, respectively, manages investments and supervises the daily business affairs of EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND. As compensation therefor, CMG is entitled to receive an annual fee from EVERGREEN INTERNATIONAL EQUITY FUND equal to: .82 of 1% of the first $20 million of average daily net assets; .79 of 1% of the next $30 million of average daily net assets; .76 of 1% of the next $50 million of average daily net assets; and .73 of 1% of average daily net assets in excess of $100 million. From EVERGREEN EMERGING MARKETS GROWTH FUND, CMG is entitled to receive an annual fee equal to: 1.50% of the first $100 million of average daily net assets; 1.45% of the next $100 million of average daily net assets; 1.40% of the next $100 million of average daily net assets; and 1.35% of average daily net assets in excess of $300 million.

  The fees paid by the Funds are higher than the rate paid by most other investment companies, but are not higher than the fees paid by many funds with similar investment objectives. The total expenses as a percentage of average daily net assets on an annual basis of the Funds for the fiscal period ended October 31, 1995 (the four month period ended February 29, 1996 in the case of EVERGREEN GLOBAL LEADERS FUND) are set forth in the section entitled "Financial Highlights". CMG has agreed to pay BIA, the sub-adviser to EVERGREEN INTERNATIONAL EQUITY FUND, a fee equal to: .32 of 1% of the first $20 million of average daily net assets; .29 of 1% of the next $30 million of average daily net assets; .26 of 1% of the next $50 million of average daily net assets; and .23 of 1% of average daily net assets in excess of $100 million. For its services as sub-adviser to EVERGREEN EMERGING MARKETS GROWTH FUND, Marvin & Palmer receives from CMG a fee equal to: 1% of the first $100 million of average daily net assets; .95 of 1% of the next $100 million of average daily net assets; .90 of 1% of the next $100 million of average daily net assets; and .85 of 1% of average daily net assets in excess of $300 million.

  Evergreen Asset serves as administrator to EVERGREEN INTERNATIONAL EQUITY FUND, EVERGREEN EMERGING MARKETS GROWTH FUND and EVERGREEN GLOBAL LEADERS FUND and is entitled to receive a fee based on the average daily net assets of these Funds at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: .050% of the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion;
 .020% on the next $10 billion; .015% on the next $5 billion; and .010% on assets in excess of $30 billion. Furman Selz LLC, an affiliate of Evergreen Funds Distributor, Inc., distributor for the Evergreen group of mutual funds, serves as sub-administrator to EVERGREEN INTERNATIONAL EQUITY FUND, EVERGREEN EMERGING MARKETS GROWTH FUND and EVERGREEN GLOBAL LEADERS FUND and is entitled to receive a fee from each Fund calculated on the average daily net assets of each Fund at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: .0100% of the first $7 billion; .0075% on the next $3 billion; .0050% on the next $15 billion; and
 .0040% on assets in excess of $25 billion. The total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset serve as investment adviser were approximately $14.4 billion as of February 29, 1996.

     The portfolio manager for EVERGREEN GLOBAL REAL ESTATE EQUITY FUND is Samuel A. Lieber. Mr. Samuel Lieber has been the Fund's principal manager since inception and has been associated with Evergreen Asset since 1985.

     The portfolio of the EVERGREEN GLOBAL LEADERS FUND is managed by a committee composed of portfolio management and analytical personnel employed by Evergreen Asset. The members of this committee include Stephen A. Lieber, who is Chairman and Co-Chief Executive Officer of Evergreen Asset, and Edwin D. Miska, who is an analyst with Evergreen Asset. Mr. Lieber and Mr. Miska are responsible for the day-to-day operations of the Fund. Mr. Lieber is the founder of Evergreen Asset and has been associated with Evergreen Asset and its predecessor since 1971. Mr. Miska has been a quantitative analyst with Evergreen Asset and is predecessor since 1986.

     The portfolio managers for EVERGREEN INTERNATIONAL EQUITY FUND are Richard Wagoner, Executive Vice President, head of CMG since 1973, and a Director of Evergreen Asset since 1994, together with Maureen Ghublikian and David A. Umstead, who are Managing Directors of BIA and have been associated therewith since __________.

          16


     The portfolio managers for EVERGREEN EMERGING MARKETS GROWTH FUND, all of whom have served since the Fund's inception in September 1994, are Richard Wagoner, David F. Marvin, Chairman of Marvin & Palmer who is is primarily responsible for Latin America and currency management, Stanley Palmer, President of Marvin & Palmer who is primarily responsible for Southeast Asia and the India subcontinent, Terry B. Mason, a Vice President of Marvin & Palmer who is primarily responsible for Eastern Europe and Africa, Jay F. Middleton, a portfolio manager for Marvin & Palmer who is primarily responsible for Latin America and the Middle East, and Todd D. Marvin, a portfolio manager for Marvin & Palmer who, along with Mr. Palmer, is primarily responsible for Southeast Asia and the India subcontinent. David F. Marvin and Stanley Palmer, President, founded Marvin & Palmer in 1986. Mr. Mason and Mr. Middleton both joined Marvin & Palmer in 1990. Mr. Todd Marvin joined Marvin & Palmer in 1991.

SUB-ADVISERS

     Evergreen  Asset has entered  into  sub-advisory  agreements  with Lieber &
Company with respect to EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND which provide that Lieber & Company's research department and staff will furnish Evergreen Asset with information, investment recommendations, advice and assistance, and will be generally available for consultation on each Fund's portfolio. Lieber & Company will be reimbursed by Evergreen Asset in connection with the rendering of services on the basis of the direct and indirect costs of performing such services. There is no additional charge to EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND for the services provided by Lieber & Company. It is contemplated that Lieber & Company will, to the extent practicable, effect substantially all of the portfolio transactions for these Funds on the New York and American Stock Exchanges. The address of Lieber & Company is 2500 Westchester Avenue, Purchase, New York 10577. Lieber & Company is an indirect, wholly-owned, subsidiary of First Union.

     BIA, the sub-adviser to the EVERGREEN INTERNATIONAL EQUITY FUND, has been in operation since 1986 and specializes in the management of international equity portfolios. BIA currently manages twenty international portfolios, including five group trust funds, for pension fund sponsors and endowment plans worldwide. Messrs. Lyle H. Davis, Norman H. Meltz and David A. Umstead are the principal executive officers of BIA and each own more than 25% of the outstanding voting securities thereof. As of September 30, 1995 BIA managed a total of $2.5 billion in assets and served as sub-adviser to one other investment company with total assets of $148 million.

     Marvin & Palmer, sub-adviser to the EVERGREEN EMERGING MARKETS GROWTH FUND, was founded in 1986 and is engaged in the management of global, non-United States and emerging markets equity portfolios for institutional accounts. At September 30, 1995, Marvin & Palmer managed a total of $3.1 billion in investments for thirty-four institutional investors and five commingled funds and served as sub-adviser to another investment company with total assets of $33 million.

DISTRIBUTION PLANS AND AGREEMENTS

     Rule 12b-1 under the 1940 Act permits an investment company to pay expenses associated with the distribution of its shares in accordance with a duly adopted plan. Each Fund has adopted for each of its Class A, Class B and Class C shares a Rule 12b-1 plan (each, a "Plan" or collectively the "Plans"). Under the Plans, each Fund may incur distribution-related and shareholder servicing-related expenses which may not exceed an annual rate of .75 of 1% of the aggregate average daily net assets attributable to each Fund's Class A shares, 1% of the aggregate average daily net assets attributable to the Class B and Class C shares of EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND, and .75 of 1% of the aggregate average daily net assets attributable to the Class B and Class C shares of EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND. Payments under the Plans adopted with respect to Class A shares are currently voluntarily limited to .25 of 1% of each Fund's aggregate average daily net assets attributable to Class A shares. The Plans provide that a portion of the fee payable thereunder may constitute a service fee to be used for providing ongoing personal services and/or the maintenance of shareholder accounts. EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND have each, in addition to the Plans adopted with respect to their Class B and Class C shares, adopted shareholder service plans ("Service Plans") relating to the Class B and Class C shares which permit each Fund to incur a fee of up to .25 of 1% of the aggregate average daily net assets attributable to the Class B and Class C shares for ongoing personal services and/or the maintenance of shareholder accounts. Such service fee payments to financial intermediaries for such purposes, whether pursuant to a Plan or Service Plan, will not exceed .25 of 1% of the aggregate average daily net assets attributable to each Class of shares of each Fund.

       Each Fund has also entered into a distribution agreement (each a "Distribution Agreement" or collectively the "Distribution Agreements") with Evergreen Funds Distributor, Inc. ("EFD"). Pursuant to the Distribution Agreements, each Fund will compensate EFD for its services as distributor at a rate which may not exceed an annual rate of .25 of 1% of a Fund's aggregate average daily net assets attributable to Class A shares, .75 of 1% of a Fund's aggregate average daily net assets attributable to the Class B shares and .75 of 1% of a Fund's aggregate average daily net assets attributable to the Class C shares. The Distribution Agreements provide that EFD will use the distribution fee received from a Fund for payments (i) to compensate broker-dealers or other persons for distributing shares of the Funds, including interest and principal payments made in respect of amounts paid to broker-dealers or other persons that have been financed (EFD may assign its rights to receive compensation under the Plans to secure such financings), (ii) to otherwise promote the sale of shares of the Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. The financing of payments made by EFD to compensate broker-dealers or other persons for distributing shares of the Funds may be provided by FUNB or its affiliates. The Funds may also make payments under the Plans (and in the case of EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND, the Service Plans), in amounts up to .25 of 1% of a Fund's aggregate average daily net assets on an annual basis attributable to Class B and Class C shares, to compensate organizations, which may include EFD and each Fund's investment adviser or their affiliates, for personal services rendered to shareholders and/or the maintenance of shareholder accounts.

       The Funds may not pay any distribution or services fees during any fiscal period in excess of the amounts set forth above. Since EFD's compensation under the Distribution Agreements is not directly tied to the expenses incurred by EFD, the amount of compensation received by it under the Distribution Agreements during any year may be more or less than its actual expenses and may result in a profit to EFD. Distribution expenses incurred by EFD in one fiscal year that exceed the level of compensation paid to EFD for that year may be paid from distribution fees received from a Fund in subsequent fiscal years.

       The Plans are in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75 of 1% and .25 of 1%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

                       PURCHASE AND REDEMPTION OF SHARES

HOW TO BUY SHARES

       You can purchase shares of any of the Funds through broker-dealers, banks or other financial intermediaries, or directly through EFD. The minimum initial investment is $1,000, which may be waived in certain situations. There is no minimum for subsequent investments. Investments of $25 or more are allowed under the Systematic Investment Plan. Share certificates are not issued. In states where EFD is not registered as a broker-dealer shares of a Fund will only be sold through other broker-dealers or other financial institutions that are registered. See the Share Purchase Application and Statement of Additional Information for more information. Only Class A, Class B and Class C shares are offered through this Prospectus (See "General Information" - "Other Classes of Shares").
                                       18

Class A Shares-Front-End Sales Charge Alternative. You can purchase Class A shares at net asset value plus an initial sales charge, as follows:

                              Initial Sales Charge

                               as a % of the Net    as a % of the   Commission to Dealer/Agent as a
Amount of Purchase             Amount Invested      Offering Price  % of Offering Price



Less than $50,000              4.99%                4.75%           4.25%
$50,000-$ 99,999               4.71%                4.50%           4.25%
$100,000-$249,999              3.90%                3.75%           3.25%
$250,000-$499,999              2.56%                2.50%           2.00%
$500,000-$999,999              2.04%                2.00%           1.75%
Over $1,000,000                None                 None            1.00% on the first $2,999,999;
                                                                    plus .50 of 1% on amounts over
                                                                    $3,000,000 up to $4,999,999;
                                                                    plus .25 of 1% on amounts over
                                                                    $5,000,000


       No front-end sales charges are imposed on Class A shares purchased by: institutional investors, which may include bank trust departments and registered investment advisers; investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased; institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with a Fund by the broker-dealer; shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; employees of FUNB and its affiliates, EFD and any broker-dealer with whom EFD has entered into an agreement to sell shares of the Funds, and members of the immediate families of such employees; and upon the initial purchase of an Evergreen mutual fund by investors reinvesting the proceeds from a redemption within the preceding thirty days of shares of other mutual funds, provided such shares were initially purchased with a front-end sales charge or subject to a contingent deferred sales charge ("CDSC"). Certain broker-dealers or other financial institutions may impose a fee in connection with transactions in shares of the Funds.

       Class A shares may also be purchased at net asset value by qualified and non-qualified employee benefit and savings plans which make shares of the Funds and the other Evergreen mutual funds available to their participants, and which:
(a) are employee benefit plans having at least $1,000,000 in investable assets, or 250 or more eligible participants; or (b) are non-qualified benefit or profit sharing plans which are sponsored by an organization which also make the Evergreen mutual funds available through a qualified plan meeting the criteria specified under (a). In connection with sales made to plans of the type described in the preceding sentence that are clients of broker-dealers, and which do not qualify for sales at net asset value under the conditions set forth in the paragraph above, payments may be made in an amount equal to .50 of 1% of the net asset value of shares purchased. These payments are subject to reclaim in the event shares are redeemed within twelve months after purchase.

       When Class A shares are sold, EFD will normally retain a portion of the applicable sales charge and pay the balance to the broker-dealer or other financial intermediary through whom the sale was made. EFD may also pay fees to banks from sales charges for services performed on behalf of the bank's customers in connection with the purchase of shares of the Funds. In addition to compensation paid at the time of sale, entities whose clients have purchased Class A shares may receive a trailing commission equal to .25 of 1% of the average daily value on an annual basis of Class A shares held by their clients. Certain purchases of Class A shares may qualify for reduced sales charges in accordance with a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans and Reinstatement Privilege. Consult the Share Purchase Application and Statement of Additional Information for additional information concerning these reduced sales charges.

Class B Shares -- Deferred Sales Charge Alternative. You can purchase Class B shares at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within seven years after purchase. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The amount of the CDSC
                                       19

(expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the purchase of Class B shares as set forth below.

Year Since Purchase                  Contingent Deferred Sales Charge
FIRST                                                5%
SECOND                                               4%
THIRD and FOURTH                                     3%
FIFTH                                                2%
SIXTH and SEVENTH                                    1%

     The CDSC is deducted from the amount of the redemption and is paid to EFD. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet distribution requirements for certain qualified retirement plans or in the case of certain redemptions made under a Fund's Systematic Cash Withdrawal Plan. Class B shares are subject to higher distribution and/or shareholder service fees than Class A shares for a period of seven years (after which it is expected that they will convert to Class A shares). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. See the Statement of Additional Information for further details. Class C Shares -- Level-Load Alternative. You can purchase Class C shares without any initial sales charge and, therefore, the full amount of your investment will be used to purchase Fund shares. However, you will pay a 1% CDSC if you redeem shares during the first year after purchase. Class C shares incur higher distribution and/or shareholder service fees than Class A shares but, unlike Class B shares, do not convert to any other class of shares of the Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC.

     With respect to Class B shares and Class C shares, no CDSC will be imposed on: (1) the portion of redemption proceeds attributable to increases in the value of the account due to increases in the net asset value per share, (2) shares acquired through reinvestment of dividends and capital gains, (3) shares held for more than seven years (in the case of Class B shares) or one year (in the case of Class C shares) after the end of the calendar month of acquisition,
(4) accounts following the death or disability of a shareholder, or (5) minimum required distributions to a shareholder over the age of 70 1/2 from an IRA or other retirement plan.

How the Funds Value Their Shares. The net asset value of each Class of shares of a Fund is calculated by dividing the value of the amount of the Fund's net assets attributable to that Class by the number of outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Trustees of each Trust under which each Fund operates believe would accurately reflect fair value. Non-dollar denominated securities will be valued as of the close of the Exchange at the closing price of such securities in their principal trading market.

General. The decision as to which Class of shares is more beneficial to you depends on the amount of your investment and the length of time you will hold it. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares since 100% of your purchase is invested immediately and since such shares will convert to Class A shares, which incur lower ongoing distribution and/or shareholder service fees, after seven years. If you are unsure of the time period of your investment, you might consider Class C shares since there are no initial sales charges and, although there is no conversion feature, the CDSC only applies to redemptions made during the first year. Consult your financial intermediary for further information. The compensation received by dealers and agents may differ depending on whether they sell Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares.

       In addition to the discount or commission paid to dealers, EFD will from time to time pay to dealers additional cash or other incentives that are conditioned upon the sale of a specified minimum dollar amount of shares of a Fund and/or other Evergreen mutual funds. Such incentives will take the form of payment for attendance at seminars, lunches, dinners, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer and their immediate
                                       20
family members to urban or resort locations within or outside the United States. Such a dealer may elect to receive cash incentives of equivalent amount in lieu of such payments.

Additional Purchase Information. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss a Fund or the Fund's investment adviser incurs. If such investor is an existing shareholder, a Fund may redeem shares from an investor's account to reimburse the Fund or its investment adviser for any loss. In addition, such investors may be prohibited or restricted from making further purchases in any of the Evergreen mutual funds.

HOW TO REDEEM SHARES

       You may "redeem", i.e., sell your shares in a Fund to the Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value (less any applicable CDSC for Class B or Class C shares) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, a Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to ten days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled.

Redeeming Shares Through Your Financial Intermediary. A Fund must receive instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value (less any applicable CDSC for Class B or Class C shares). Your financial intermediary is responsible for furnishing all necessary documentation to a Fund and may charge you for this service. Certain financial intermediaries may require that you give instructions earlier than 4:00 p.m.

Redeeming Shares Directly by Mail or Telephone. Send a signed letter of instruction or stock power form to State Street Bank and Trust Company ("State Street") which is the registrar, transfer agent and dividend-disbursing agent for each Fund. Stock power forms are available from your financial intermediary, State Street, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $10,000 or where the redemption proceeds are to be mailed to an address other than that shown in the account registration. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to State Street.

       Shareholders may withdraw amounts of $1,000 or more from their accounts by calling the phone number on the front page of this Prospectus between the hours of 8:00 a.m. and 5:30 p.m. (Eastern time) each business day (i.e., any weekday exclusive of days on which the Exchange or State Street's offices are closed). The Exchange is closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Redemption requests made after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with a Fund, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. Shareholders who are unable to reach a Fund by telephone should follow the procedures outlined above for redemption by mail.

       The telephone redemption service is not made available to shareholders automatically. Shareholders wishing to use the telephone redemption service must indicate this on the Share Purchase Application and choose how the redemption proceeds are to be paid. Redemption proceeds will either (i) be mailed by check to the shareholder at the address in which the account is registered or (ii) be wired to an account with the same registration as the shareholder's account in a Fund at a designated commercial bank. State Street currently deducts a $5 wire charge from all redemption proceeds wired. This charge is subject to change without notice. A shareholder who decides later to use this service, or to change instructions already given, should fill out a Shareholder Services Form and send it to State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827, with such shareholder's signature guaranteed by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to State Street. Shareholders should allow approximately ten days for such form to be processed. The Funds will employ reasonable procedures to verify that telephone requests are genuine. These procedures include requiring some form of personal identification prior to acting upon instructions and tape recording of conversations. If a Fund fails to follow such procedures, it may be liable for any losses due to unauthorized or
                                       21
fraudulent instructions. The Fund shall not be liable for following telephone instructions reasonably believed to be genuine. Also, each Fund reserves the right to refuse a telephone redemption request, if it is believed advisable to do so. Financial intermediaries may charge a fee for handling telephonic requests. The telephone redemption option may be suspended or terminated at any time without notice.

General. The redemption of shares is a taxable transaction for Federal income tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by Federal securities law. The Funds reserve the right to close an account that through redemption has remained below $1,000 for thirty days. Shareholders will receive sixty days' written notice to increase the account value before the account is closed. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund's total net assets during any ninety day period for any one shareholder. See the Statement of Additional Information for further details.

EXCHANGE PRIVILEGE

How To Exchange Shares. You may exchange some or all of your shares for shares of the same Class in the other Evergreen mutual funds through your financial intermediary, or by telephone or mail as described below. An exchange which represents an initial investment in another Evergreen mutual fund must amount to at least $1,000. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges will be made on the basis of the relative net asset value of the shares exchanged next determined after an exchange request is received. Exchanges are subject to minimum investment and suitability requirements.

       Each of the Evergreen mutual funds has different investment objectives and policies. For complete information, a prospectus of the Fund into which an exchange will be made should be read prior to the exchange. An exchange is treated for Federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. Shareholders are limited to five exchanges per calendar year, with a maximum of three per calendar quarter. This exchange privilege may be modified or discontinued at any time by the Fund upon sixty days' notice to shareholders and is only available in states in which shares of the fund being acquired may lawfully be sold.

       No CDSC will be imposed in the event Class B or Class C shares are exchanged for Class B or Class C shares, respectively, of other Evergreen mutual funds. If you redeem shares, the CDSC applicable to the Class B or Class C shares of the Evergreen mutual fund originally purchased for cash is applied. Also, Class B shares will continue to age following an exchange for purposes of conversion to Class A shares and determining the amount of the applicable CDSC. Exchanges Through Your Financial Intermediary. A Fund must receive exchange instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

Exchanges by Telephone and Mail. You may exchange shares with a value of $1,000 or more by telephone by calling the telephone number on the front of this Prospectus. Exchange requests made after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone exchanges. You should follow the procedures outlined below for exchanges by mail if you are unable to reach State Street by telephone. If you wish to use the telephone exchange service you should indicate this on the Share Purchase Application. As noted above, each Fund will employ reasonable procedures to confirm that instructions for the redemption or exchange of shares communicated by telephone are genuine. A telephone exchange may be refused by a Fund or State Street if it is believed advisable to do so. Procedures for exchanging Fund shares by telephone may be modified or terminated at any time. Written requests for exchanges should follow the same procedures outlined for written redemption requests in the section entitled "How to Redeem Shares", however, no signature guarantee is required.

SHAREHOLDER SERVICES

       The Funds offer the following shareholder services. For more information about these services or your account, contact your financial intermediary, EFD or the toll-free number on the front page of this Prospectus. Some services are described in more detail in the Share Purchase Application.

Systematic Investment Plan. You may make monthly or quarterly investments into an existing account automatically in amounts of not less than $25.

Telephone Investment Plan. You may make investments into an existing account electronically in amounts of not less than $100 or more than $10,000 per investment. Telephone investment requests received by 3:00 p.m. (Eastern time) will be credited to a shareholder's account the day the request is received.

Systematic Cash Withdrawal Plan. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Funds Systematic Cash Withdrawal Plan by filling out the appropriate part of the Share Purchase Application. Under this plan, you may receive (or designate a third party to receive) a monthly or quarterly check in a stated amount of not less than $100. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions reinvested automatically. Any applicable Class B CDSC will be waived with respect to redemptions occurring under a Systematic Cash Withdrawal Plan during a calendar year to the extent that such redemptions do not exceed 10% of (i) the initial value of the account plus (ii) the value, at the time of purchase, of any subsequent investments.

Investments Through Employee Benefit and Savings Plans. Certain qualified and non-qualified benefit and savings plans may make shares of the Funds and the other Evergreen mutual funds available to their participants. Investments made by such employee benefit plans may be exempt from front-end sales charges if they meet the criteria set forth under "Class A Shares-Front End Sales Charge Alternative". Each Fund's investment adviser may provide compensation to organizations providing administrative and recordkeeping services to plans which make shares of the Evergreen mutual funds available to their participants.

Automatic Reinvestment Plan. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Funds at the net asset value per share at the close of business on the record date, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested. If you elect to receive dividends and distributions in cash and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, the checks will be reinvested into your account at the then current net asset value.

Tax Sheltered Retirement Plans. You may open a pension and profit sharing account in any Evergreen mutual fund (except those funds having an objective of providing tax free income) under the following prototype retirement plans: (i) Individual Retirement Accounts ("IRAs") and Rollover IRAs; (ii) Simplified Employee Pension (SEP) for sole proprietors, partnerships and corporations; and
(iii) Profit-Sharing and Money Purchase Pension Plans for corporations and their employees.

EFFECT OF BANKING LAWS

         The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Funds. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. Evergreen Asset, since it is a subsidiary of FUNB, and CMG are subject to and in compliance with the aforementioned laws and regulations.

         Changes to applicable laws and regulations or future judicial or administrative decisions could result in CMG or Evergreen Asset being prevented from continuing to perform the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of a Fund by its customers. If CMG or Evergreen Asset were prevented from continuing to provide the services called for under the investment advisory agreement, it is expected that the Trustees would identify, and call upon each Fund's shareholders to approve, a new investment adviser. If this were to occur, it is not anticipated that the shareholders of any Fund would suffer any adverse financial consequences.

OTHER INFORMATION

DIVIDENDS, DISTRIBUTIONS AND TAXES

It is the policy of each Fund to distribute to shareholders its investment company income, if any, annually and any net realized capital gains annually or more frequently as required as a condition of continued qualification as a regulated investment company by the Code. Dividends and distributions generally are taxable in the year in which they are paid, except any dividends paid in January that were declared in the previous calendar quarter may be treated as paid in December of the previous year. Income dividends and capital gain distributions are automatically reinvested in additional shares of the Fund making the distribution at the net asset value per share at the close of business on the record date, unless the shareholder has made a written request for payment in cash.

         Each Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Code. While so qualified, it is expected that each Fund will not be required to pay any Federal income tax on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Funds, to the extent they do not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements. Most shareholders of the Funds normally will have to pay Federal income tax and any state or local taxes on the dividends and distributions they receive from a Fund whether such dividends and distributions are made in cash or in additional shares. Questions on how any distributions will be taxed to the investor should be directed to the investor's own tax adviser.

  Under current law, the highest Federal income tax rate applicable to net long-term capital gains realized by individuals is 28%. The rate applicable to corporations is 35%. Certain income from a Fund may qualify for a corporate dividends-received deduction of 70%. Following the end of each calendar year, every shareholder of the Fund will be sent applicable tax information and information regarding the dividends and capital gain distributions made during the calendar year.

  A Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund who are subject to United States Federal income tax may be entitled, subject to certain rules and limitations, to claim a Federal income tax credit or deduction for foreign income taxes paid by a Fund. See the Statement of Additional Information for additional details. A Fund's transactions in options, futures and forward contracts may be subject to special tax rules. These rules can affect the amount, timing and characteristics of distributions to shareholders.

  A Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund who are subject to United States Federal income tax may be entitled, subject to certain rules and limitations, to claim a Federal income tax credit or deduction for foreign income taxes paid by a Fund. See the Statement of Additional Information for additional details. A Fund's transactions in options, futures and forward contracts may be subject to special tax rules. These rules can affect the amount, timing and characteristics of distributions to shareholders.

  If more than 50% of the value of a Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund intends to qualify for certain Code stipulations that would allow shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Furthermore, shareholders who elect to deduct their portion of a Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

     Each Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) paid to certain shareholders. In order to avoid this backup withholding requirement, you must certify on the Share Purchase Application, or on a separate form supplied by State Street, that your social security or taxpayer identification number is correct and that you are not currently subject to backup withholding or are exempt from backup withholding.

     The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, you should also review the discussion of
"Additional Tax Information" contained in the Statement of Additional Information. In addition, you should consult your own tax adviser as to the tax consequences of investments in the Funds, including the application of state and local taxes which may be different from Federal income tax consequences described above.

GENERAL INFORMATION

Portfolio Transactions. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

Organization. The EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND are separate series of the Evergreen Equity Trust (formerly Evergreen Real Estate

Equity Trust), a Massachusetts business trust organized in 1988. EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND are separate investment series of Evergreen Investment Trust (formerly First Union Funds), a Massachusetts business trust organized in 1984. The Funds do not intend to hold annual shareholder meetings; shareholder meetings will be held only when required by applicable law. Shareholders have available certain procedures for the removal of Trustees, including the right to demand that a meeting of shareholders be called for the purpose of voting thereon if 10% of the shareholders so request in writing.

  A shareholder in each Class of a Fund will be entitled to his or her share of all dividends and distributions from a Fund's assets, based upon the relative value of such shares to those of other Classes of the Fund, and, upon redeeming shares, will receive the then current net asset value of the Class of shares of the Fund represented by the redeemed shares less any applicable contingent deferred sales charges. Each Trust named above is empowered to establish, without shareholder approval, additional investment series, which may have different investment objectives, and additional Classes of shares for any existing or future series. If an additional series or Class were established in a Fund, each share of the series or Class would normally be entitled to one vote for all purposes. Generally, shares of each series and Class would vote together as a single class on matters, such as the election of Trustees, that affect each series and Class in substantially the same manner. Class A, B, C and Y shares have identical voting, dividend, liquidation and other rights, except that each Class bears, to the extent applicable, its own distribution, shareholder service and transfer agency expenses as well as any other expenses applicable only to a specific Class. Each Class of shares votes separately with respect to Rule 12b-1 distribution plans and other matters for which separate class voting is appropriate under applicable law. Shares are entitled to dividends as determined by the Trustees and, in liquidation of a Fund, are entitled to receive the net assets of the Fund.

Custodian, Registrar, Transfer Agent and Dividend-Disbursing Agent. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 acts as each Fund's custodian, registrar, transfer agent and dividend-disbursing agent. State Street is compensated for its services as transfer agent by a fee based upon the number of shareholder accounts maintained for the Funds. The transfer agency fee with respect to the Class B shares will be higher than the transfer agency fee with respect to the Class A shares or Class C shares.

Principal Underwriter. EFD, an affiliate of Furman Selz LLC, located 230 Park Avenue, New York, New York 10169, is the principal underwriter of the Funds. Furman Selz LLC also acts as sub-administrator to EVERGREEN INTERNATIONAL EQUITY FUND, EVERGREEN EMERGING MARKETS GROWTH FUND and EVERGREEN GLOBAL LEADERS FUND and provides certain sub-administrative services to Evergreen Asset in connection with its role as investment adviser to EVERGREEN GLOBAL REAL ESTATE EQUITY FUND, including providing personnel to serve as officers of the Funds.

Other Classes of Shares. Each Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, and may in the future offer additional classes. Class A, Class B, Class C shares are the only class of shares offered by this Prospectus. Class Y shares are only available to (i) persons who at or prior to December 31, 1994, owned shares in a mutual fund advised by Evergreen Asset, (ii) certain institutional investors and (iii) investment advisory clients of CMG, Evergreen Asset or their affiliates. The dividends payable with respect to Class A, Class B and Class C shares will be less than those payable with respect to Class Y shares due to the distribution and shareholder servicing related expenses borne by Class A, Class B and Class C shares and the fact that such expenses are not borne by Class Y shares.

Performance Information. From time to time, the Funds may quote their "total return" or "yield" for a specified period in advertisements, reports or other communications to shareholders. Total return and yield are computed separately for Class Y, Class A, Class B and Class C shares. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases of a Fund's shares are assumed to have been paid. Yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. The Fund's yield is calculated according to accounting methods that are standardized by the SEC for all stock and bond funds. Because yield accounting methods differ from the method used for other accounting purposes, the Fund's yield may not equal its distribution rate, the income paid to your account or the net investment income reported in the Fund's financial statements. To calculate yield, the Fund takes the interest income it earned from its portfolio of investments (as defined by the SEC formula) for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. This yield does not reflect gains or losses from selling securities.

  Performance data for each class of shares will be included in any advertisement or sales literature using performance data of a Fund. These advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices. The Fund may also advertise in items of sales literature an "actual distribution rate" which is computed by dividing the total ordinary income distributed (which may include the excess of short-term capital gains over losses) to shareholders for the latest twelve month period by the maximum public offering price per share on the last day of the period. Investors should be aware that past performance may not be reflective of future results.

Liability Under Massachusetts Law. Under Massachusetts law, Trustees and shareholders of a business trust may, in certain circumstances, be held personally liable for its obligations. The Declarations of Trust under which the Funds operate provide that no Trustee or shareholder will be personally liable for the obligations of the Trust and that every written contract made by the Trust contain a provision to that effect. If any Trustee or shareholder were required to pay any liability of the Trust, that person would be entitled to reimbursement from the general assets of the Trust.

Additional Information. This Prospectus and the Statement of Additional Information, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Trusts with the SEC under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

 INVESTMENT ADVISERS

Capital Management Group of First Union National Bank of North Carolina, 201 South College Street, Charlotte, North Carolina 28288

  EVERGREEN EMERGING MARKETS GROWTH FUND, EVERGREEN INTERNATIONAL EQUITY FUND

Evergreen Asset Management Corp., 2500 Westchester Avenue,
Purchase, New York 10577

  EVERGREEN GLOBAL REAL ESTATE EQUITY FUND, EVERGREEN GLOBAL LEADERS FUND

 CUSTODIAN & TRANSFER AGENT

 State Street Bank and Trust Company, Box 9021, Boston, Massachusetts 02205-9827

 LEGAL COUNSEL

 Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C. 20036

 INDEPENDENT AUDITORS

 KPMG Peat Marwick LLP, One Mellon Bank Center, Pittsburgh, Pennsylvania 15219
  EVERGREEN EMERGING MARKETS GROWTH FUND, EVERGREEN INTERNATIONAL EQUITY FUND

 Price  Waterhouse  LLP, 1177 Avenue of the Americas,  New York,  New York 10036
  EVERGREEN GLOBAL REAL ESTATE EQUITY FUND, EVERGREEN GLOBAL LEADERS FUND

 DISTRIBUTOR

 Evergreen Funds Distributor, Inc., 230 Park Avenue, New York, New York 10169

*******************************************************************************
Y Prospectus



PROSPECTUS                                       May 17, 1996

                      (graphic of Evergreen tree logo appears on right of page)

 EVERGREEN(SM symbol) INTERNATIONAL/GLOBAL GROWTH FUNDS
 EVERGREEN EMERGING MARKETS GROWTH FUND
 EVERGREEN INTERNATIONAL EQUITY FUND
 EVERGREEN GLOBAL REAL ESTATE EQUITY FUND
 EVERGREEN GLOBAL LEADERS FUND
 CLASS Y SHARES

      The Evergreen International/Global Growth Funds (the "Funds") are designed to provide investors with a selection of investment alternatives which seek to provide capital growth and diversification. This Prospectus provides information regarding the Class Y shares offered by the Funds. Each Fund is, or is a series of, an open-end, diversified, management investment company. This Prospectus sets forth concise information about the Funds that a prospective investor should know before investing. The address of the Funds is 2500 Westchester Avenue, Purchase, New York 10577.

         A "Statement of Additional Information" for the Funds dated May 17, 1996 has been filed with the Securities and Exchange Commission and is incorporated by reference herein. The Statement of Additional Information provides information regarding certain matters discussed in this Prospectus and other matters which may be of interest to investors, and may be obtained without charge by calling the Funds at (800) 235-0064. There can be no assurance that the investment objective of any Fund will be achieved.
Investors are advised to read this Prospectus carefully.

         THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                    KEEP THIS PROSPECTUS FOR FUTURE REFERENCE

      EVERGREEN(SM symbol) is a Service Mark of Evergreen Asset Management Corp. Copyright 1995, Evergreen Asset Management Corp.


                                TABLE OF CONTENTS

                              OVERVIEW OF THE FUNDS

EXPENSE INFORMATION
FINANCIAL HIGHLIGHTS
DESCRIPTION OF THE FUNDS
   Investment Objectives and Policies
   Investment Practices and Restrictions
MANAGEMENT OF THE FUNDS
   Investment Advisers
   Sub-Advisers
PURCHASE AND REDEMPTION OF SHARES
   How to Buy Shares
   How to Redeem Shares
   Exchange Privilege
   Shareholder Services
   Effect of Banking Laws
OTHER INFORMATION
   Dividends, Distributions and Taxes
   General Information

                              OVERVIEW OF THE FUNDS

         The following summary is qualified in its entirety by the more detailed information contained elsewhere in this Prospectus. See "Description of the Funds" and "Management of the Funds".

         The investment adviser to EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND is Evergreen Asset Management Corp. which, with its predecessors, has served as an investment adviser to the Evergreen mutual funds since 1971. Evergreen Asset is a wholly-owned subsidiary of First Union National Bank of North Carolina, which in turn is a subsidiary of First Union Corporation, the sixth largest bank holding company in the United States. The Capital Management Group of First Union National Bank of North Carolina serves as investment adviser to EVERGREEN EMERGING MARKETS GROWTH FUND and EVERGREEN INTERNATIONAL EQUITY FUND.

         EVERGREEN EMERGING MARKETS GROWTH FUND (formerly First Union Emerging Markets Growth Portfolio) seeks to provide long-term capital appreciation. The EMERGING MARKETS GROWTH FUND invests in equity securities of issuers located in countries with emerging markets.

         EVERGREEN INTERNATIONAL EQUITY FUND (formerly First Union International Equity Portfolio) seeks to provide long-term capital appreciation. The EVERGREEN INTERNATIONAL EQUITY FUND invests in equity securities of non-U.S. issuers.

         EVERGREEN GLOBAL REAL ESTATE EQUITY FUND seeks long-term capital growth. Current income is a secondary objective. It invests primarily in equity securities of United States and non-United States companies which are principally engaged in the real estate industry or which own significant real estate assets. It will not purchase direct interests in real estate.

         EVERGREEN GLOBAL LEADERS FUND seeks to achieve capital appreciation by investing primarily in a diversified portfolio of non-U.S. equity securities of companies located in the world's major industrialized countries. The Fund's investment adviser will attempt to screen the largest companies in the world's major industrialized countries and cause the Fund to invest, in the opinion of the Fund's investment adviser, in the 100 best based on certain qualitative and quantitative criteria, including those with the highest return on equity and consistent earnings growth.

     THERE IS NO ASSURANCE THAT THE INVESTMENT OBJECTIVE OF ANY FUND WILL BE
                                   ACHIEVED.

                              EXPENSE INFORMATION

       The table set forth below summarizes the shareholder transaction costs associated with an investment in the Class Y Shares of the Fund. For further information see "Purchase and Redemption of Shares".

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases                        None
Sales Charge on Dividend Reinvestments                           None
Contingent Deferred Sales Charge                                 None
Redemption Fee                                                   None
Exchange Fee (only applies after 4 exchanges per year)          $5.00

       The following table shows for the Fund the estimated annual operating expenses (as a percentage of average net assets) attributable to Class Y Shares, together with examples of the cumulative effect of such expenses on a hypothetical $1,000 investment for the periods specified assuming (i) a 5% annual return and (ii) redemption at the end of each period.

EVERGREEN EMERGING MARKETS GROWTH FUND

                                     ANNUAL OPERATING
                                        EXPENSES*                       EXAMPLE
Management Fees                            1.50%
                                                        After 1 Year     $  18
12b-1 Fees                                    --
                                                        After 3 Years    $  55
Other Expenses**                            .25%
                                                        After 5 Years    $  95
                                                        After 10 Years   $ 206
Total                                      1.75%

EVERGREEN INTERNATIONAL EQUITY FUND

                                     ANNUAL OPERATING
                                        EXPENSES*                       EXAMPLE
Management Fees                             .80%
                                                        After 1 Year     $  16
12b-1 Fees                                    --
                                                        After 3 Years    $  50
Other Expenses                              .78%
                                                        After 5 Years    $  86
                                                        After 10 Years   $ 188
Total                                      1.58%

EVERGREEN GLOBAL REAL ESTATE EQUITY FUND

                                     ANNUAL OPERATING
                                         EXPENSES                       EXAMPLE
Management Fees                            1.00%
                                                        After 1 Year     $  16
12b-1 Fees                                    --
                                                        After 3 Years    $  49
Other Expenses                              .54%
                                                        After 5 Years    $  84
                                                        After 10 Years   $ 183
Total                                      1.54%

EVERGREEN GLOBAL LEADERS FUND

                                     ANNUAL OPERATING
                                         EXPENSES                       EXAMPLE
Management Fees                             .95%
                                                        After 1 Year     $  15
12b-1 Fees                                    --
                                                        After 3 Years    $  47
Other Expenses                              .55%
                                                        After 5 Years    $  82
                                                        After 10 Years   $ 179
Total                                      1.50%


*The estimated annual operating expenses and examples do not reflect fee waivers and expense reimbursements for the most recent fiscal period. Actual expenses for Class Y Shares net of fee waivers and expense reimbursements for the fiscal periods ended October 31, 1995 or September 30, 1995, as applicable, were as follows:

Evergreen Emerging Markets Growth Fund                                 1.48%
Evergreen International Equity Fund                                     .94%

     *Reflects agreements by CMG and Evergreen Asset to limit aggregate operating expenses (including the investment advisory fees, but excluding interest, taxes, brokerage commissions, Rule 12b-1 fees, shareholder servicing fees and extraordinary expenses) of Evergreen Emerging Markets Growth Fund and Evergreen Global Leaders Fund, respectively, to 1.75% and 1.50%, respectively, of average net assets for the foreseeable future. Absent such agreements, the estimated annual operating expenses for the Fund would be 3.72% and 3.12%, respectively.

       From time to time, each Fund's investment adviser may, at its discretion, reduce or waive its fees or reimburse the Funds for certain of their expenses in order to reduce their expense ratios. Each Fund's investment adviser may cease these waivers and reimbursements at any time.

     The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in each Class of Shares of the Funds will bear directly or indirectly. The amounts set forth both in the tables and in the examples are estimated amounts based on the experience of each Fund for the most recent fiscal period. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RETURN. ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. For a more complete description of the various costs and expenses borne by the Funds see "Management of the Funds". 4

                              FINANCIAL HIGHLIGHTS

     The tables on the following pages present, for each Fund, financial highlights for a share outstanding throughout each period indicated. The information in the tables for the five most recent fiscal years or the life of the Fund if shorter for EVERGREEN EMERGING MARKETS GROWTH FUND and EVERGREEN INTERNATIONAL EQUITY FUND has been audited by KPMG Peat Marwick LLP, each Fund's independent auditors, for EVERGREEN GLOBAL REAL ESTATE EQUITY FUND has been audited by Price Waterhouse LLP, the Fund's independent auditors. The information present for EVERGREEN GLOBAL LEADERS FUND is unaudited. A report of KPMG Peat Marwick LLP or Price Waterhouse LLP, as the case may be, on the audited information with respect to each Fund is incorporated by reference in the Fund's Statement of Additional Information. The following information for each Fund should be read in conjuction with the financial statements and related notes which are incorporated by reference in the Fund's Statement of Additional Information.

       Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge.

EVERGREEN EMERGING MARKETS GROWTH FUND

                                          CLASS A SHARES            CLASS B SHARES            CLASS C SHARES        CLASS Y
                                                 SEPTEMBER 6,              SEPTEMBER 6,              SEPTEMBER 6,    SHARES
                                     TEN MONTHS     1994*      TEN MONTHS     1994*      TEN MONTHS     1994*      TEN MONTHS
                                       ENDED       THROUGH       ENDED       THROUGH       ENDED       THROUGH       ENDED
                                      OCTOBER    DECEMBER 31,   OCTOBER    DECEMBER 31,   OCTOBER    DECEMBER 31,   OCTOBER
                                     31, 1995#       1994      31, 1995#       1994      31, 1995#       1994      31, 1995#
PER SHARE DATA:
Net asset value, beginning of
 period..............................    $8.17      $10.00        $8.16       $10.00         $8.16       $10.00        $8.17
Income (loss) from investment
 operations:
Net investment income (loss).........      .05          --          .01         (.02)          .02         (.02)         .05
Net realized and unrealized loss on
 investments and foreign currency
 transactions........................     (.32)      (1.83)        (.32)       (1.82)         (.34)       (1.82)        (.30)
   Total from investment
     operations......................     (.27)      (1.83)        (.31)       (1.84)         (.32)       (1.84)        (.25)
Net asset value, end of period.......    $7.90       $8.17        $7.85        $8.16         $7.84        $8.16        $7.92
TOTAL RETURN+........................    (3.3%)     (18.3%)       (3.8%)      (18.4%)        (3.9%)      (18.4%)       (3.1%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's
 omitted)............................   $1,117        $867       $1,940       $1,589           $56          $89       $9,355
Ratios to average net assets:
 Expenses++**........................    1.73%       1.78%        2.48%        2.53%         2.50%        2.53%        1.48%
 Net investment income (loss)++**....     .76%       (.12%)        .03%        (.84%)         .72%        (.82%)        .94%
Portfolio turnover rate..............      65%         17%          65%          17%           65%          17%          65%

                                       SEPTEMBER 6,
                                          1994*
                                         THROUGH
                                       DECEMBER 31,
                                           1994
PER SHARE DATA:
Net asset value, beginning of
 period..............................      $10.00
Income (loss) from investment
 operations:
Net investment income (loss).........         .01
Net realized and unrealized loss on
 investments and foreign currency
 transactions........................       (1.84)
   Total from investment
     operations......................       (1.83)
Net asset value, end of period.......       $8.17
TOTAL RETURN+........................      (18.3%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's
 omitted)............................      $5,878
Ratios to average net assets:
 Expenses++**........................       1.53%
 Net investment income (loss)++**....        .43%
Portfolio turnover rate..............         17%

*  Commencement of operations.
#  The Fund changed its year end from December 31 to October 31.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charges or contingent deferred sales charges are not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                        CLASS A SHARES            CLASS B SHARES            CLASS C SHARES        CLASS Y
                                               SEPTEMBER 6,              SEPTEMBER 6,              SEPTEMBER 6,    SHARES
                                   TEN MONTHS     1994*      TEN MONTHS     1994*      TEN MONTHS     1994*      TEN MONTHS
                                     ENDED       THROUGH       ENDED       THROUGH       ENDED       THROUGH       ENDED
                                    OCTOBER    DECEMBER 31,   OCTOBER    DECEMBER 31,   OCTOBER    DECEMBER 31,   OCTOBER
                                   31, 1995#       1994      31, 1995#       1994      31, 1995#       1994      31, 1995#
Expenses...........................     3.97%       3.96%        4.72%        4.71%        4.74%        4.71%        3.72%
Net investment loss................    (1.48%)     (2.30%)      (2.21%)      (3.02%)      (1.52%)     (3.00%)       (1.30%)

                                     SEPTEMBER 6,
                                        1994*
                                       THROUGH
                                     DECEMBER 31,
                                         1994
Expenses...........................       3.71%
Net investment loss................     (1.75%)

EVERGREEN INTERNATIONAL EQUITY FUND

                                          CLASS A SHARES            CLASS B SHARES            CLASS C SHARES        CLASS Y
                                                 SEPTEMBER 2,              SEPTEMBER 2,              SEPTEMBER 2,    SHARES
                                     TEN MONTHS     1994*      TEN MONTHS     1994*      TEN MONTHS     1994*      TEN MONTHS
                                       ENDED       THROUGH       ENDED       THROUGH       ENDED       THROUGH       ENDED
                                      OCTOBER    DECEMBER 31,   OCTOBER    DECEMBER 31,   OCTOBER    DECEMBER 31,   OCTOBER
                                     31, 1995#       1994      31, 1995#       1994      31, 1995#       1994      31, 1995#
PER SHARE DATA:
Net asset value, beginning of
 period..............................    $9.50      $10.00        $9.50       $10.00        $9.49       $10.00         $9.50
Income (loss) from investment
 operations:
Net investment income................      .09         .02          .06           --          .08          .03           .08
Net realized and unrealized gain
 (loss)
 on investments and foreign currency
 transactions........................       --        (.52)        (.03)        (.50)        (.04)        (.54)          .03
   Total from investment
     operations......................      .09        (.50)         .03         (.50)         .04         (.51)          .11
Less distributions to shareholders
 from net investment income..........     (.01)         --           --           --           --           --          (.01)
Net asset value, end of period.......    $9.58       $9.50        $9.53        $9.50        $9.53        $9.49         $9.60
TOTAL RETURN+........................     1.1%       (5.1%)         .5%        (5.2%)         .5%        (5.2%)         1.3%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's
 omitted)............................   $3,594      $2,545       $7,278       $5,602         $196         $163       $49,575
Ratios to average net assets:
 Expenses++**........................    1.19%       1.26%        1.94%        2.02%        1.94%        2.01%          .94%
 Net investment income (loss)++**....    1.38%        .91%         .66%         .10%         .79%         .85%         1.58%
Portfolio turnover rate..............       4%          1%           4%           1%           4%           1%            4%

                                       SEPTEMBER 2,
                                          1994*
                                         THROUGH
                                       DECEMBER 31,
                                           1994
PER SHARE DATA:
Net asset value, beginning of
 period..............................      $10.00
Income (loss) from investment
 operations:
Net investment income................         .02
Net realized and unrealized gain
 (loss)
 on investments and foreign currency
 transactions........................        (.51)
   Total from investment
     operations......................        (.49)
Less distributions to shareholders
 from net investment income..........        (.01)
Net asset value, end of period.......       $9.50
TOTAL RETURN+........................       (5.0%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's
 omitted)............................     $23,830
Ratios to average net assets:
 Expenses++**........................       1.06%
 Net investment income (loss)++**....       1.03%
Portfolio turnover rate..............          1%

*  Commencement of operations.
#  The Fund changed its year end from December 31 to October 31.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charges are not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                     CLASS A SHARES              CLASS B SHARES              CLASS C SHARES          CLASS Y
                                             SEPTEMBER 2,                SEPTEMBER 2,                SEPTEMBER 2,     SHARES
                                TEN MONTHS      1994*       TEN MONTHS      1994*       TEN MONTHS      1994*       TEN MONTHS
                                  ENDED        THROUGH        ENDED        THROUGH        ENDED        THROUGH        ENDED
                               OCTOBER 31,   DECEMBER 31,  OCTOBER 31,   DECEMBER 31,  OCTOBER 31,   DECEMBER 31,  OCTOBER 31,
                                  1995#          1994         1995#          1994         1995#          1994         1995#
Expenses......................     1.84%         2.09%         2.59%         2.85%         2.59%         2.84%         1.59%
Net investment income
 (loss).......................      .73%          .08%          .01%         (.73%)         .14%          .02%          .93%

                                SEPTEMBER 2,
                                   1994*
                                  THROUGH
                                DECEMBER 31,
                                    1994
Expenses......................      1.89%
Net investment income
 (loss).......................       .20%

EVERGREEN GLOBAL REAL ESTATE EQUITY FUND -- CLASS Y SHARES

                             ONE MONTH                     NINE MONTHS
                               ENDED       YEAR ENDED         ENDED
                            OCTOBER 31,   SEPTEMBER 30,   SEPTEMBER 30,            YEAR ENDED DECEMBER 31,
                              1995##          1995            1994#         1993       1992       1991       1990
PER SHARE DATA:
Net asset value, beginning
  of period................    $12.13         $13.81           $14.75        $9.86      $9.16      $8.10     $10.03
Income (loss) from
  investment operations:
Net investment income
  (loss)...................      (.01)           .11              .07           --       (.01)      (.02)      (.03)
Net realized and unrealized
  gain (loss) on
  investments..............      (.53)         (1.17)           (1.01)        5.07        .94       1.08      (1.90)
    Total from investment
      operations...........      (.54)         (1.06)            (.94)        5.07        .93       1.06      (1.93)
Less distributions to
  shareholders from:
Net investment income......        --           (.10)              --           --         --         --         --
Net realized gains.........        --           (.52)              --         (.18)      (.23)        --         --
    Total distributions....        --           (.62)              --         (.18)      (.23)        --         --
Net asset value, end of
  period...................    $11.59         $12.13           $13.81       $14.75      $9.86      $9.16      $8.10
TOTAL RETURN+..............     (4.5%)         (7.7%)           (6.4%)       51.4%      10.2%      13.1%     (19.2%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted)..........   $61,418        $67,645         $132,294     $146,173     $8,618     $7,557     $6,004
Ratios to average net
  assets:
  Operating expenses.......     1.62%++        1.54%            1.46%++      1.56%**    2.00%**    2.00%**    2.00%**
  Interest expense.........      .03%++         .05%             .08%++         --         --         --         --
  Net investment income
    (loss).................    (1.14%)++        .92%             .56%++       .03%**    (.10%)**    (.27%)**    (.39%)**
Portfolio turnover rate....        1%            28%              63%          88%       245%       207%       325%
                             FEBRUARY 1, 1989*
                                  THROUGH
                               DECEMBER 31,
                                   1989
PER SHARE DATA:
Net asset value, beginning
  of period................         $10.00
Income (loss) from
  investment operations:
Net investment income
  (loss)...................            .17
Net realized and unrealized
  gain (loss) on
  investments..............            .03
    Total from investment
      operations...........            .20
Less distributions to
  shareholders from:
Net investment income......           (.17)
Net realized gains.........             --
    Total distributions....           (.17)
Net asset value, end of
  period...................         $10.03
TOTAL RETURN+..............           2.0%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period
  (000's omitted)..........         $7,336
Ratios to average net
  assets:
  Operating expenses.......          2.00%**++
  Interest expense.........             --
  Net investment income
    (loss).................          2.23%**++
Portfolio turnover rate....           151%

#  The Fund changed its fiscal year end from December 31 to September 30.
## The Fund changed its fiscal year end from September 30 to October 31.
*  Commencement of operations.
+ Total return is calculated on net asset value per share and is not annualized.
++  Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income (loss) to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                                         FEBRUARY 1, 1989
                                                                                             THROUGH
                                                        YEAR ENDED DECEMBER 31,            DECEMBER 31,
                                                  1993      1992      1991      1990           1989
Operating expenses.............................   1.64%     3.72%     3.76%     3.99%          3.17%
Net investment income (loss)...................   (.05%)   (1.82%)   (2.02%)   (2.38%)         1.06%

EVERGREEN GLOBAL REAL ESTATE EQUITY FUND -- CLASS A, B AND C SHARES

                                                                CLASS A SHARES              CLASS B SHARES          CLASS C
                                                                       FEBRUARY 10,                 FEBRUARY 8,     SHARES
                                                           ONE MONTH       1995*       ONE MONTH       1995*       ONE MONTH
                                                             ENDED        THROUGH        ENDED        THROUGH        ENDED
                                                          OCTOBER 31,  SEPTEMBER 30,  OCTOBER 31,  SEPTEMBER 30,  OCTOBER 31,
                                                            1995##         1995         1995##         1995         1995##
PER SHARE DATA:+
Net asset value, beginning of period......................   $ 12.12      $ 11.46       $ 12.08      $   11.44     $   12.08
Income (loss) from investment operations:
 Net investment income (loss).............................      (.01)         .07          (.02)           .08          (.02)
 Net realized and unrealized gain (loss) on investments...      (.53)         .59          (.53)           .56          (.53)
   Total income (loss) from investment
     operations...........................................      (.54)         .66          (.55)           .64          (.55)
Net asset value, end of period............................   $ 11.58      $ 12.12       $ 11.53      $   12.08     $   11.53
TOTAL RETURN++............................................    (4.5)%         5.8%        (4.6)%           5.6%        (4.6)%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period.................................   $74,376      $66,261       $99,964      $ 128,117        $3,643
Ratios to average net assets:||**
 Operating expenses.......................................     1.73%        1.61%         2.44%          2.42%         2.37%
 Interest expense.........................................      .03%         .01%          .03%           .03%          .02%
 Net investment income (loss).............................   (1.26)%         .98%       (1.98)%          1.38%       (1.94)%
Portfolio turnover rate#..................................        1%          28%            1%            28%            1%

                                                             FEBRUARY 9,
                                                                1995*
                                                               THROUGH
                                                            SEPTEMBER 30,
                                                                1995
PER SHARE DATA:+
Net asset value, beginning of period......................     $ 11.43
Income (loss) from investment operations:
 Net investment income (loss).............................         .06
 Net realized and unrealized gain (loss) on investments...         .59
   Total income (loss) from investment
     operations...........................................         .65
Net asset value, end of period............................     $ 12.08
TOTAL RETURN++............................................        5.7%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period.................................     $ 6,811
Ratios to average net assets:||**
 Operating expenses.......................................       1.54%
 Interest expense.........................................        .01%
 Net investment income (loss).............................        .86%
Portfolio turnover rate#..................................         28%

*  Commencement of class operations.
** Annualized. Due to the recent commencement of their offering, the ratios for Class A, Class B and Class C shares are not necessarily comparable to that of the Class Y shares, and are not necessarily indicative of future ratios.
+  Calculated based on average shares outstanding during the period.
++ Total return is calculated for the periods indicated and is not annualized.
   Initial sales charge or contingent deferred sales charges are not reflected. # Portfolio turnover rate is calculated for the one month ended October 31,
   1995 and the twelve months ended September 30, 1995.
## The Fund changed its fiscal year-end from September 30 to October 31.
|| Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment loss to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                                                CLASS A SHARES              CLASS B SHARES          CLASS C
                                                                       FEBRUARY 10,                 FEBRUARY 8,     SHARES
                                                           ONE MONTH       1995*       ONE MONTH       1995*       ONE MONTH
                                                             ENDED        THROUGH        ENDED        THROUGH        ENDED
                                                          OCTOBER 31,  SEPTEMBER 30,  OCTOBER 31,  SEPTEMBER 30,  OCTOBER 31,
                                                             1995          1995          1995          1995          1995
      Expenses............................................     46.90%       21.59%        31.39%        82.74%       570.26%
      Net investment loss.................................    (46.44%)     (19.00%)      (30.94%)      (79.94%)     (569.83%)

                                                             FEBRUARY 9,
                                                                1995*
                                                               THROUGH
                                                            SEPTEMBER 30,
                                                                1995
      Expenses............................................      269.60%
      Net investment loss.................................     (266.32%)



EVERGREEN GLOBAL LEADERS FUND (unaudited)


                                             Four Months*
                                             Ended
                                             February 29, 1996
Per Share Data:
Net asset value, beginning of period           $10.00

Income from investment operations:
         Net investment income                   0.02

         Net realized and unrealized gain
          on investment and foreign
          currency transactions                  0.85

         Total from investment operations        0.87

Less distributions to shareholders:

         From net investment income             (0.02)

         In excess of net investment income     (0.02)

                  Total distributions           (0.04)

Net asset value, end of period                 $10.83
Total Return**                                   8.71%
Ratios & Supplemental Data:
Net assets, end of period (000's omitted)      $5,543

Ratios to average net assets: +(a)
         Expenses                                1.35%

         Net investment income                   0.57%

Portfolio turnover rate #                          24%


   * The Fund commenced investment operations on November 1, 1995.

  ** Total return is calculated on net asset value per share for the period indicated and is not annualized.
    +Annualized.

   # Portfolio turnover rate is calculated for the four months ended
     February 29, 1996.

 (a) Net of expense waivers and reimbursements, If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets, exclusive of any applicable state expense limitations, would have been the following:

                                             Four Months*
                                             Ended
                                             February 29, 1996

         Expenses                                3.12%
         Net investment loss                    (1.20%)



                                       8

                            DESCRIPTION OF THE FUNDS


INVESTMENT OBJECTIVES AND POLICIES

     Unless otherwise noted in this Prospectus, the Funds' investment policies are not fundamental and may be changed without shareholder approval. Each Fund's investment objective and their fundamental policies may not be changed without shareholder approval. Shareholders will be notified thirty days prior to any changes in policies that are not fundamental.

     In addition to the investment policies detailed below, each Fund may employ certain additional investment strategies which are discussed in "Investment Pracices and Restrictions" below. The Funds have also adopted a number of investment restrictions which are set forth in the Statement of Additional Information.

EVERGREEN EMERGING MARKETS GROWTH FUND

     The objective of EVERGREEN EMERGING MARKETS GROWTH FUND is long-term capital appreciation. In seeking this objective, the Fund invests in equity securities of issuers located in emerging markets. The Fund is suitable for aggressive investors interested in the investment opportunities offered by securities of issuers located in emerging or developing markets and the resulting potential for growth opportunities attributable to political change, economic deregulation and liberalized trade policies.

  The Fund invests primarily in a diversified portfolio of equity securities of issuers located in countries with emerging markets. As a matter of policy, the Fund will invest at least 65% of the value of its total assets in securities of emerging market issuers.

  A country will be considered to have an "emerging market" if it has relatively low gross national product per capita compared to the world's major economies and the potential for rapid economic growth. Countries with emerging markets include those that have an emerging stock market (as defined by the International Finance Corporation), those with low-to middle income economies (according to the World Bank), and those listed in World Bank publications as "developing". The Fund will normally invest in at least six different countries, although it may invest all of its assets in a single country. At the present time, the Fund has no intention of investing all of its assets in a single country. The Fund focuses on equity securities, but may also invest in other types of instruments, including debt securities. Marvin & Palmer Associates, the sub-adviser to the Fund, will make investment decisions regarding equity securities based on its analysis of returns, price momentum, business and industry considerations, and management quality.

EVERGREEN INTERNATIONAL EQUITY FUND

  The objective of EVERGREEN INTERNATIONAL EQUITY FUND is long-term capital appreciation. The Fund invests primarily in equity securities of non-U.S. issuers and is suitable for investors who want to pursue their investment goals in markets outside the United States. The Fund provides investors with a vehicle to pursue investment opportunities in countries outside the U.S. whose securities markets may benefit from differing economic and political cycles.

  The Fund invests primarily in foreign equity securities that Boston International Advisers, Inc., the sub-adviser to the Fund, determines, through both fundamental and technical analysis, to be undervalued compared to other securities in their industries and countries. In most market conditions, the stocks comprising the Fund's assets will exhibit traditional value characteristics, such as higher than average dividend yields, lower than average price to book value, and will include stocks of companies with unrecognized or undervalued assets. As a matter of policy, the Fund will invest at least 65% of the value of its total assets in equity securities of issuers located in at least three countries outside of the United States.

  The Fund will emphasize value stocks, primarily of companies which are listed on one or more of thirty-two stock markets: twenty developed markets and twelve emerging markets. While the current intention of the Fund is to invest in thirty-two stock markets, the Fund may invest in more or less, depending upon market conditions as determined by the sub-adviser. The Fund will invest substantially all of its assets in industrialized companies throughout the world that comprise the Morgan Stanley Capital International EAFE (Europe, Australia and the Far East) Index. In addition, the Fund intends to invest up to 10% of its assets in emerging country equity securities, as described above under "Evergreen Emerging Markets Growth Fund".

          9


EVERGREEN GLOBAL REAL ESTATE EQUITY FUND

     The EVERGREEN GLOBAL REAL ESTATE EQUITY FUND seeks to achieve its investment objective of long-term capital growth through investment primarily in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets; the Fund will not purchase direct interests in real estate. Current income will be a secondary objective. Equity securities will include common stock, preferred stock and securities convertible into common stock.

  The Fund will, under normal conditions, invest at least 65% of its total assets in equity securities of domestic and foreign exchanges or NASDAQ listed companies which are principally engaged in the real estate industry. A company is deemed to be "principally engaged" in the real estate industry if at least 50% of its assets (marked to market), gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. Real estate industry companies may include among others: equity real estate investment trusts, which pool investors' funds for investment primarily in commercial real estate properties; mortgage real estate investment trusts, which invest pooled funds in real estate related loans; brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies. The Fund will only invest in real estate equity trusts and limited partnerships which are traded on major exchanges. As a matter of fundamental policy, the Fund will also invest at least 65% of its total assets in the equity securities of companies of at least three countries, including the United States, except when abnormal market or financial conditions warrant the assumption of a temporary defensive position. See "Investment Practices and Restrictions" and "Special Risk Considerations".

  The remainder of the Fund's investments may be made in equity securities of issuers whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. The Fund may invest more than 25% of its total assets in any one sector of the real estate or real estate related industries. In addition, the Fund may, from time to time, invest in the securities of companies unrelated to the real estate industry but whose real estate assets are substantial relative to the price of the companies' securities.

  The Fund pursues a flexible strategy of investing in a diversified portfolio of securities of companies throughout the world. The Fund's investment adviser anticipates that the Fund will give particular consideration to investments in the United Kingdom, Western Europe, Australia, Canada, the Far East (Japan, Hong Kong, Singapore, Malaysia and Thailand) and the United States. The percentage of the Fund's assets invested in particular geographic regions will shift from time to time in accordance with the judgment of the Fund's investment adviser. Generally, a substantial portion of the assets of the Fund will be denominated or traded in foreign currencies.

     Investments may also be made in securities of issuers unrelated to the real estate industry believed by the Fund's investment adviser to be undervalued and to have capital appreciation potential. Also, consistent with the secondary objective of current income, investments may also be made in nonconvertible debt securities of such companies. The debt securities purchased (except for those described below) will be of investment grade or better quality (e.g., rated no lower than A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or if not so rated, believed by the Fund's investment adviser to be of comparable quality). However, up to 10% of total assets may be invested in unrated debt securities of issuers secured by real estate assets where the Fund's investment adviser believes that the securities are trading at a discount and the underlying collateral will ensure repayment of principal. In such situations, it is conceivable that the Fund could, in the event of default, end up holding the underlying real estate directly.

EVERGREEN GLOBAL LEADERS FUND

     The investment objective of the Evergreen Global Leaders Fund is to provide long-term capital growth. It will attempt to achieve its objective by investing primarily in a diversified portfolio of U.S. and non-U.S. equity securities of companies located in the world's major industrialized countries. There can be no assurance that the Fund will be able to achieve its investment objective. Under normal conditions at least 65% of the Fund's total assets will consist of global equity securities. The Fund will make investments in no less than three countries, which may include the United States. In addition to the United States, the countries in which the Fund may invest include, but are not limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Signapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

     Evergreen Asset, the Fund's investment adviser, will attempt to screen the largest companies in these and other major industrialized countries and cause the Fund to invest, in the opinion of the Fund's investment adviser, in the 100 best based on certain qualitative and quantitative criteria. Such companies may include those with the highest return on equity and consistent earnings growth. They may also include companies with an established market presence, or which operate in industries or sectors that have, in the opinion of the Fund's investment adviser, significant growth prospects. The criteria will be reviewed and evaluated on an ongoing basis by the Fund's investment adviser.

     In determining what constitutes a major industrialized country, the Fund's investment adviser will look to classifications set forth in the Morgan Stanley Capital International ("MSCI") Index and the various reports on this subject disseminated by the World Bank. The Fund's investment adviser will utilize a series of weighing techniques to insure adequate diversification by country and industry and attempt to identify the largest companies in each market, primarily by reference to the market capitalizations published in the MSCI Index.

     Although, as stated above, the Fund expects that investments will be made in no less than three couontries including the United States, the Fund may invest more than 25% of its total assets in one country. To the extent that the Fund invests more than 25% of its total assets in the securities of issuers located in one country, the value of the Fund's shares may be subject to greater fluctuations due to the lesser degree of diversification across countries such a policy affords, and the fact that the securities markets of certain countries may be subject to greater risks and volatility than that which exists in the United States.

INVESTMENT PRACTICES AND RESTRICTIONS

General. The Funds primarily invest in:

  common and preferred stocks, convertible securities and warrants of foreign and domestic corporations. Common stocks represent an equity interest in a corporation. This ownership interest often gives the Funds the right to vote on measures affecting the company's organization and operations. Although common stocks have a history of long-term growth in value, their prices tend to fluctuate in the short-term, particularly those of smaller capitalization companies. Smaller capitalization companies may have limited product lines, markets, or financial resources. These conditions may make them more susceptible to setbacks and reversals. Therefore, their securities may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies;

          10


  obligations of foreign governments and supranational organizations; corporate and foreign government fixed income securities denominated in currencies other than U.S. dollars rated, at the time of purchase, Baa or higher by Moody's or BBB or higher by S&P, or which, if unrated, are considered to be of comparable quality by the Funds' investment advisers or sub-advisers. Bonds rated Baa by Moody's or BBB by S&P have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. Although the Funds do not intend to invest significantly in debt securities, it should be noted that the prices of fixed income securities fluctuate inversely to the direction of interest rates;

  strategic investments, such as options and futures contracts on currency transactions, securities index futures contracts, and forward foreign currency exchange contracts. The Funds can use these techniques to increase or decrease their exposure to changing security prices, interest rates, currency exchange rates, or other factors that affect security values. (Although, of course, there can be no assurance that these strategic investments will be successful in protecting the value of the Funds' securities.); and

  securities of closed-end investment companies.

Defensive Investments. The Funds may invest without limitation in high quality money market instruments, such as notes, commercial paper, certificates of deposit or bankers' acceptances and other bank obligations, or U.S. government securities and short-term obligations of foreign issuers denominated in U.S. dollars and traded in the United States if, in the opinion of a Fund's investment adviser or sub-adviser, market conditions warrant a temporary defensive investment strategy.

Portfolio Turnover and Brokerage. It is anticipated that the annual portfolio turnover rate for EVERGREEN GLOBAL REAL ESTATE EQUITY FUND may exceed 100%. A portfolio turnover rate of 100% would occur if all of a Fund's portfolio securities were replaced in one year. The portfolio turnover rate experienced by a Fund directly affects brokerage commissions and other transaction costs which the Fund bears directly. A high rate of portfolio turnover will increase such costs. It is contemplated that Lieber & Company, an affiliate of Evergreen Asset and a member of the New York and American Stock Exchanges, will to the extent practicable effect substantially all of the portfolio transactions for EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND effected on those exchanges. See the Statement of Additional Information for further information regarding the brokerage allocation practices of the Funds. The portfolio turnover rate for each Fund is set forth in the tables contained in the section entitled "Financial Highlights".

Repurchase Agreements. The Funds may invest in repurchase agreements. Repurchase agreements are agreements by which a Fund purchases a security for cash and obtains a simultaneous commitment from the seller (usually a bank or broker/dealer) to repurchase the security at an agreed-upon price and specified future date. The repurchase price reflects an agreed-upon interest rate for the time period of the agreement. The Funds risk is the inability of the seller to pay the agreed-upon price on the delivery date. However, this risk is tempered by the ability of the Funds to sell the security in the open market in the case of a default. In such a case, the Funds may incur costs in disposing of the security which would increase Fund expenses. Each Fund's investment adviser will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements. The Funds may not enter into repurchase agreements if, as a result, more than 15% of a Fund's net assets would be held in repurchase agreements maturing in more than seven days and in other securities which are not readily marketable.

When-Issued And Delayed Delivery Transactions. The Funds may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Funds purchase securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Funds to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Funds may pay more or less than the market value of the securities on the settlement date. A Fund may dispose of a commitment prior to settlement if the Fund's investment adviser deems it appropriate to do so. In addition, the Funds may enter into transactions to sell their purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments. Temporary Investments. The Funds may invest in U.S. and foreign short-term money market instruments (denominated in U.S. and/or foreign currencies), including interest-bearing call deposits with banks, government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate debt securities, and repurchase agreements. These investments may be used to temporarily invest cash received from the sale of

          11


Fund shares, to establish and maintain reserves for temporary defensive purposes, or to take advantage of market opportunities.

Illiquid or Restricted Securities. Each Fund may invest up to 15% of its net assets in illiquid securities and other securities which are not readily marketable. Illiquid securities include certain restricted securities not determined by the Trustees to be liquid, non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act"), which have been determined to be liquid, will not be considered by the Funds' investment advisers to be illiquid or not readily marketable and, therefore, are not subject to the aforementioned 15% limit. The inability of a Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Fund's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a Fund which are eligible for resale pursuant to Rule 144A will be monitored by each Fund's investment adviser or sub-adviser on an ongoing basis, subject to the oversight of the Trustees. In the event that such a security is deemed to be no longer liquid, a Fund's holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a Fund having more than 15% of its assets invested in illiquid or not readily marketable securities.

Borrowing. As a matter of fundamental policy, the Funds may not borrow money except as a temporary measure to facilitate redemption requests or for extraordinary or emergency purposes. The proceeds from borrowings may be used to facilitate redemption requests which might otherwise require the untimely disposition of portfolio securities. The specific limits applicable to borrowing by each Fund are set forth in the Statement of Additional Information.

  The Funds may agree to sell portfolio securities to financial institutions such as banks and broker-dealers, and to repurchase them at a mutually agreed upon date and price (a "reverse purchase agreement") for temporary or emergency purposes. At the time a Fund enters into a reverse purchase agreement, it will place in a segregated custodian account cash, U.S. government securities or liquid high-grade debt obligations having a value at least equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities. The Funds will not enter into reverse repurchase agreements exceeding 5% of the value of their total assets.

 Lending of Portfolio Securities. In order to generate income and to offset expenses, the Funds may lend portfolio securities to brokers, dealers and other financial institutions. The Funds' investment advisers or sub-advisers will monitor the creditworthiness of such borrowers. Loans of securities by the Funds, if and when made, may not exceed 30% of the value of the total assets of the EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND, and one-third of the value of the total assets of EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND, and must be collateralized by cash or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the securities loaned, including accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby increasing its return. Any gain or loss in the market price of the loaned securities which occurs during the term of the loan would affect a Fund and its investors. A Fund has the right to call a loan and obtain the securities loaned at any time on notice of not more than five business days. A Fund may pay reasonable fees in connection with such loans.

  There is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities files for bankruptcy or becomes insolvent, disposition of the securities may be delayed pending court action.

Fixed-Income Securities -- Downgrades. If any security invested in by any of the Funds loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

Foreign  Currency  Transactions.  The Funds  will enter  into  foreign  currency transactions to obtain the necessary currencies to settle securities transactions. Currency transactions may be conducted either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts ("forward contracts"). The Funds may also enter into forward foreign currency exchange contracts to protect Fund assets against adverse changes in foreign currency exchange rates or exchange control regulations. Such changes could unfavorably affect the value of Fund assets which are denominated in foreign currencies, such as foreign securities or funds deposited in foreign banks, as measured in U.S. dollars. The use of forward contracts for heding purposes may limit any potential gain that might result from a relative increase in the value of such currencies and might, in certain cases, result in losses to the Fund.

Forward Foreign Currency Exchange Contracts. A forward contract is an obligation to purchase or sell an amount of a particular currency at a specific price and on a future date agreed upon by the parties. Generally, no commission charges or deposits are involved. At the time a Fund enters into a forward contract, Fund assets with a value equal to the Fund's obligation under the forward contract are segregated and are maintained until the contract has been settled. The Funds will not enter into a forward contract with a term of more than one year. In addition to forward contracts entered into for hedging purposes, the Funds will generally enter into a forward contract to provide the proper currency to settle a securities transaction at the time the transaction occurs ("trade date"). The period between trade date and settlement date will vary between 24 hours and 60 days, depending upon local custom.

  As described above, a Fund may enter into forward contract in primarily two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering in a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship betweeen the U.S. dollar and the subject foreign currency duuring the period between the date the security is purchased or sold and the date on which payment is made or received.

     Second, when a Fund's investment adviser believes that the currency of a particular foreign country may suffer a decline agains the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the foward contract amount and the value of such securities denominated in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Funds do not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis.

     In the second circumstance, the Custodian will segregate cash or liquid high-grade debt securities belonging to the Fund in an amount not less than the value of the assets committed to forward foreign currency contracts entered into under such transactions. If the value of the securities segregated declines, additinal cash or debt securities will be added on a daily basis (i.e. market to market) so that the segregated amount will not be less than the amount of the Fund's commitments with respect to such contracts.

Hedging/Cross Hedging. A cross hedge is accomplished by entering into a forwared contract or other arrangement with respect to one foreign currency for the purpose of hedging aganst a possible decline in the value of another foreign currency in which certain of the Fund's portfolio instruments are denominated. The Funds' investment advisers or sub-advisers may enter into a cross hedge, rather than hedge directly, in instances where (i) the rates for forward contracts, options, futures contract or options on futures contracts relating to the currency in which the cross hedge is effected are more favorable than rates for similar instruments denominated in the currency that is to be hedged and
(ii) there is a high degree of correlation between the two currencies with respect to their movement against the U.S. dollar. Cross hedges may be effected using the various hedging instruments described below. A cross hedge cannot protect against exchange rate risks perfectly, and if a Fund's investment adviser or sub-adviser is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

Options and Futures. The Funds may deal in options on foreign currencies, portfolio securities and, in the case of EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND, securities indices. Such options, other than options written by the Funds, may be traded on an international securities exchange. The Funds will use these options to manage interest rate and currency risks. The Funds also may write covered call options and secured put options to generate income or lock in gains. EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN

EMERGING MARKETS GROWTH FUND may write covered call options and secured put options on up to 25% of their net assets. EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND may write covered call options and secured put options on up to 15% of their net assets. EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND may purchase put and call options provided that no more than 5% of the fair market value of their assets is invested in premiums on such options.

     A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The writer forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. The Funds retain the risk of loss should the price of the underlying security decline. Where such options are used for hedging purposes, if the forecase of a Fund's investment adviser or sub-adviser of the direction of stock prices is incorrect, the Fund may be better off had it not engaged in such transactions. The Funds will write call options only when the options are traded on national securities exchanges in the United States and the options are covered (i.e., the Funds own the optioned securities or securities convertible into or carrying rights to acquire the optioned securites, or the Funds custodian has segregated and maintains cash or liquid high-grade debt securities belonging to the Funds in an amount not less than the value of the assets committed to the written options). The Funds may purchase call options to close out a position. In order to do so, a Fund will make a "closing purchase transactions" -- the purchase of a call option on the same security with the same exercise price and expiration date as the call option which it has previiously written on any particular security. A put option gives the purchase the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period. The writer of a covered call owns assets that are acceptable for escrow and the writer of a secured put invests an amount not less than the exercise price in eligible assets to the extent that it is obligated as a writer. If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received. In writing puts, there is a risk that a Fund may be required to take delivery of the underlying asset at a disadvantageous price.

Options on Foreign Currencies. The Funds may also purchase foreign currency put options; in the case of EVERGREEN GLOBAL REAL ESTATE FUND such options must be traded on U.S. exchanges or U.S. over-the-counter markets. A put option gives the holder, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to ensure against adverse currency price movements in the underlying portfolio assets denominated in that currency. Exchange listed options on seven major currencies are traded in the U.S. In addition, several major U.S. investment firms make markets in unlisted options on foreign currencies. Such unlisted options may be available with respect to a wide range of foreign currencies than listed options and may have more flexible terms. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risks associated with the individual issuer. No more than 5% of the Fund's net assets may be represented by premiums paid by the Fund with respect to options on foreign currencies outstanding at any one time. Furthermore, the market value of unlisted options on foreign currencies will be included with other illiquid assets held by the Fund for purposes of the 15% limit on such assets.

     The Funds may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. A call option written by a Fund gives the purchaser, upon payment of a premium, the right to purchase from the Fund a currency at the exercise price until lthe expiration of the option. Writing call options in this manner is designed to reduce the cost of downside currency protection but has the effect of limiting currency appreciation potential.

Futures Contracts and Related Options. The Funds may invest in currency futures contracts and options thereon. If a Fund's investment adviser or sub-adviser anticipates that exchange rates for a particular currency will fall, the Fund will sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge (or in the case of a sale of a call option, a partial hedge) against a decrease in the value of the Fund's securities denominated in such currency. If a Fund's investment adviser or sub-adviser anticipates that exchange rates will rise, the Fund may purchase a currency futures contract or a call option thereon to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These futures contracts and related options will be used only as a hedge against anticipated currency rate changes.

     A currency futures contract sale creates an obligation by the Fund, as sell, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effect by entering into an offsetting purchase or sale transaction.

     Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a futrue date whether to enter into such a contract. If the holder decides not to enter into a contract, the premium paid for the option is lost. There are no daily payments of cash in the nature of "variation" or "maintenance" margin by the purchaser of such an option to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a currency futures contract.

     The ability to establish and close out positions in currency futures and options on currency futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

     The Funds may not enter into futures contracts or related options if, immediately thereafter, the amounts committed to market and premiums paid for unexpired options would exceed 5% of a Funds's net assets and, in the case of EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND, more than 30% of the Funds net assets would be hedged thereby. EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND may also enter into such futures contracts or related options for purposes other than bona fide hedging if the aggregate amount of initial market deposits on a fund's futures and related options positions would not exceed 5% of the net liquidation value of the Fund's assets, provided further that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. In addition, a Fund may not sell futures contracts if the value of such futures contracts exceeds the total market value of the Fund's portfolio securities; Futures contracts sold by a Fund are generally subject to segregation and covereage requirements established by either the Commodity Futures Trading Commission ("CFTC") or the Securities and Exchange Commission ("SEC"), with the result that, if a Fund does not hold the instrument underlying the futures contract or option, the Fund will be required to segregate, on an ongoing basis with its custodian, cash,U.S. government securities, or other liquid high grade debt obligtions in an amount at least equal to the Fund's obligations with respect to such instruments.

     For bona fide hedging purposes, EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND may enter into securities index futures contracts and purchase and write put and call options on securities index futures contracts that are traded on regulated exchanges, including non-U.S. exchanges, to the extent permitted by the CFTC. Securities index futures contracts are based on indices that reflect the market value of securities of the firms included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the differences between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

     EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND may enter into securities index futures contracts to sell a securities index in anticipation of or during a market decline to attempt to offset the decrease in market value of securities in its portfolio that might otherwise result. When a Fund is not fully invested and anticipates a significant market advance, it may enter into futures contracts to purchase the index in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that it intends to purchase. In many of these transactions, a Fund will purchase such securities upon termination of the futures position but, depending on market conditions, a futures position may be terminated without the corresponding purchases of common stock. A Fund may also invest in securities index futures contracts when its investment adviser or sub-adviser believes such investment is more efficient, liquid or cost-effective than investing directly in the securities underlying the index.

     The use of futures and related options involves special considerations and risks, including: (1) the ability of a Fund to utilize futures successfully will depend on the ability of its investment adviser or sub-adviser to predict pertinent market movements; and (2) the fact that there might be an imperfect correlation (or conceivably no correlation) between the change in the market value of the securities held by a Fund and the prices of the futures relating to the securities purchased or sold by the Fund. The use of futures and related options may reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements, but these instruments can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in positions. No assurance can be given that the investment adviser's or sub-adviser's judgment in this respect will be correct.

     It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although each investment adviser or sub-adviser will consider liquidity before entering into these transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular futures contract or option at any particular time. A Fund's ability to establish and close out futures and options positions depends on this secondary market.

Risk Characteristics Of Foreign Securities. Investing in non-U.S. securities involves additional risks not normally associated with domestic investments. In an attempt to reduce some of these risks, the Funds diversify their investments broadly among foreign countries which may include both developed and developing countries. With respect to EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND at least three different countries will always be represented. The Funds may take advantage of the unusual opportunities for higher returns available from investing in developing countries. As discussed in detail below under "Emerging Markets", however, these investments carry considerably more volatility and risk because they generally are associated with less mature economies and less stable political systems.

     Foreign securities are denominated or traded in foreign currencies. Therefore, the value in U.S. dollars of a Fund's assets and income may be affected by changes in exchange rates and regulations. Although the Funds value their assets daily in U.S. dollars, they will not convert their holdings of foreign currencies to U.S. dollars daily. When a Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which such dealers buy and sell currencies.

     To the extent that securities purchased by the Funds are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Funds' net asset values; the value of interest earned; gains and losses realized on the sale of securities; and net investment income and capital gains, if any, to be distributed to shareholders by a Fund. If the value of a foreign currency rises against the U.S. dollar, the value of a Fund's assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of a Fund's assets denominated in that currency will decrease. The performance of the Funds will be measured in U.S. dollars, the base currency for the Funds.

     Securities markets of foreign countries in which the Fund may invest are generally not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. The differences between investing in foreign and U.S. companies include: (1) less publicly available information about foreign companies; (2) the lack of uniform financial accounting standards and practices among countries which could impair the validity of direct comparisons of valuations measures (such as price/earnings ratios) for securities in different countries; (3) less readily available market quotations on foreign companies; (4) differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks; (5) differences in legal systems which may affect the ability to enforce contractual obligations or obtain court judgments; (6) generally lower foreign stock market volume; (7) the likelihood that foreign securities may be less liquid or more volatile, which may affect the Fund's ability to purchase or sell large blocks of securities and thus obtain the best price; (8) unreliable mail service between countries; (9) transactions cost, including brokerage charges and custodian charges associated with holding foreign securities, may be higher; (10) the settlement period for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity. These different settlement practices may cause missed purchasing opportunities and/or loss of interest on money market and debt investments; (11) foreign securities held by a Fund may be traded on days that the Fund does not value its portfolio securities, such as Saturdays and customary business holidays, and accordingly, the Fund's net asset value may be significantly affected on days when shareholders do not have access to the Fund; (12) political and social instability, expropriation, and political or financial changes which adversely affect investment in some countries. In the past, U.S. government policies have discouraged or restricted certain investments abroad by investors such as the Funds. Although the Funds are unaware of any current restrictions, investors are advised that these policies could be reinstituted. Finally, the Funds may incur costs associated with currency hedging and the conversion of foreign currency into U.S. dollars and may be adversely affected by restrictions on the conversion or transfer of foreign currency.

     The Funds may engage in transactions in foreign securities which are listed on foreign securities exchanges and/or traded in the over-the-counter market. Transactions in listed securities may be effected in the over-the-counter markets if, in the opinion of the Funds' investment advisers or sub-advisers, this affords the Funds the ability to obtain best price and execution. Foreign securities markets are subject to less regulation than those in the U.S. and there may be less financial and other information available about the issuers of securities that trade in foreign markets. Transactions in foreign securities may settle on a delayed basis, in comparison to those in the U.S., or may settle only on specific days of the month. In the event a Fund enters into a significant number of transactions which provide for a settlement period in excess of seven days, the Fund's ability to raise cash to meet redemption requests may be impaired.

Emerging Markets. The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent on international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

  Prior governmental approval for foreign investments may be required under certain circumstances in some emerging countries, and the extent of foreign investment in certain debt securities and domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of foreign investment limitations.

  Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

  With respect to any emerging country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, governmental regulation, social instability or diplomatic developments (including war) which could affect adversely the economics of such countries or the value of the Funds' investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside of the U.S.

Investments Related to Real Estate. Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants and increase in interest rates. In addition, equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaulted, it is conceivable that a Fund could end up holding the underlying real estate.


                             MANAGEMENT OF THE FUNDS

INVESTMENT ADVISERS

     The management of each Fund is supervised by the Trustees of the Trust under which the Fund has been established ("Trustees"). Evergreen Asset has been retained by EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND as investment adviser. Evergreen Asset succeeded on June 30, 1994 to the advisory business of a corporation with the same name, but under different ownership, which was organized in 1971. Evergreen Asset, with its predecessors, has served as investment adviser to the Evergreen mutual funds since 1971. Evergreen Asset is a wholly-owned subsidiary of First Union National Bank of North Carolina ("FUNB"). The address of Evergreen Asset is 2500 Westchester Avenue, Purchase, New York 10577. FUNB is a subsidiary of First Union Corporation ("First Union"), the sixth largest bank holding company in the United States. Stephen A. Lieber and Nola Maddox Falcone serve as the chief investment officers of Evergreen Asset and, along with Theodore J. Israel, Jr., were the owners of Evergreen Asset's predecessor and the former general partners of Lieber & Company which, as described below, provides certain subadvisory services to Evergreen Asset in connection with its duties as investment adviser to the Fund. CMG serves as investment adviser to EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND. Boston International Advisers, Inc. ("BIA") is sub-adviser to EVERGREEN INTERNATIONAL EQUITY FUND, and Marvin & Palmer Associates, Inc. ("Marvin & Palmer") is sub-adviser to EVERGREEN EMERGING MARKETS GROWTH FUND.

          15


     First Union is headquartered in Charlotte, North Carolina, and had $________ billion in consolidated assets as of March 31, 1996. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses in offices throughout the United States. CMG manages or otherwise oversees the investment of over $31 billion in assets belonging to a wide range of clients, including all the series of Evergreen Investment Trust (formerly known as First Union Funds), the two series of The Evergreen Lexicon Trust (formerly The FFB Lexicon Fund) and the two series of Evergreen Tax Free Trust (formerly FFB Funds Trust). First Union Brokerage Services, Inc., a wholly-owned subsidiary of FUNB, is a registered broker-dealer that is principally engaged in providing retail brokerage services consistent with its federal banking authorizations. First Union Capital Markets Corp., a wholly-owned subsidiary of First Union, is a registered broker-dealer principally engaged in providing, consistent with its federal banking authorizations, private placement, securities dealing, and underwriting services.

     As investment adviser to EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND, Evergreen Asset manages the Funds' investments, provides various administrative services and supervises the Funds' daily business affairs, subject to the authority of the Trustees. Evergreen Asset is entitled to receive a fee equal to 1% of average daily net assets on an annual basis from EVERGREEN GLOBAL REAL ESTATE EQUITY FUND, and a fee equal to .95 of 1% of average daily net assets on an annual basis from EVERGREEN GLOBAL LEADERS FUND. Until the EVERGREEN GLOBAL LEADERS FUND reaches net assets of $15 million, Evergreen Asset will reimburse the Fund to the extent that the Fund's aggregate operating expenses exceed 1.5% of average daily net assets for any fiscal year. From time to time Evergreen Asset may further reduce or waive its fee or reimburse the Fund for certain of its expenses in order to reduce the Fund's expense ratio. As a result the Fund's total return would be higher than if the fees and any expenses had been paid by the Fund.

  CMG, along with BIA and Marvin & Palmer, respectively, manages investments and supervises the daily business affairs of EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND. As compensation therefor, CMG is entitled to receive an annual fee from EVERGREEN INTERNATIONAL EQUITY FUND equal to: .82 of 1% of the first $20 million of average daily net assets; .79 of 1% of the next $30 million of average daily net assets; .76 of 1% of the next $50 million of average daily net assets; and .73 of 1% of average daily net assets in excess of $100 million. From EVERGREEN EMERGING MARKETS GROWTH FUND, CMG is entitled to receive an annual fee equal to: 1.50% of the first $100 million of average daily net assets; 1.45% of the next $100 million of average daily net assets; 1.40% of the next $100 million of average daily net assets; and 1.35% of average daily net assets in excess of $300 million.

  The fees paid by the Funds are higher than the rate paid by most other investment companies, but are not higher than the fees paid by many funds with similar investment objectives. The total expenses as a percentage of average daily net assets on an annual basis of the Funds for the fiscal period ended October 31, 1995 (the four month period ended February 29, 1996 in the case of EVERGREEN GLOBAL LEADERS FUND) are set forth in the section entitled "Financial Highlights". CMG has agreed to pay BIA, the sub-adviser to EVERGREEN INTERNATIONAL EQUITY FUND, a fee equal to: .32 of 1% of the first $20 million of average daily net assets; .29 of 1% of the next $30 million of average daily net assets; .26 of 1% of the next $50 million of average daily net assets; and .23 of 1% of average daily net assets in excess of $100 million. For its services as sub-adviser to EVERGREEN EMERGING MARKETS GROWTH FUND, Marvin & Palmer receives from CMG a fee equal to: 1% of the first $100 million of average daily net assets; .95 of 1% of the next $100 million of average daily net assets; .90 of 1% of the next $100 million of average daily net assets; and .85 of 1% of average daily net assets in excess of $300 million.

  Evergreen Asset serves as administrator to EVERGREEN INTERNATIONAL EQUITY FUND, EVERGREEN EMERGING MARKETS GROWTH FUND and EVERGREEN GLOBAL LEADERS FUND and is entitled to receive a fee based on the average daily net assets of these Funds at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: .050% of the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion;
 .020% on the next $10 billion; .015% on the next $5 billion; and .010% on assets in excess of $30 billion. Furman Selz LLC, an affiliate of Evergreen Funds Distributor, Inc., distributor for the Evergreen group of mutual funds, serves as sub-administrator to EVERGREEN INTERNATIONAL EQUITY FUND, EVERGREEN EMERGING MARKETS GROWTH FUND and EVERGREEN GLOBAL LEADERS FUND and is entitled to receive a fee from each Fund calculated on the average daily net assets of each Fund at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: .0100% of the first $7 billion; .0075% on the next $3 billion; .0050% on the next $15 billion; and
 .0040% on assets in excess of $25 billion. The total assets of the mutual funds administered by Evergreen Asset for which CMG or Evergreen Asset serve as investment adviser were approximately $14.4 billion as of February 29, 1996.

     The portfolio manager for EVERGREEN GLOBAL REAL ESTATE EQUITY FUND is Samuel A. Lieber. Mr. Samuel Lieber has been the Fund's principal manager since inception and has been associated with Evergreen Asset since 1985.

     The portfolio of the EVERGREEN GLOBAL LEADERS FUND is managed by a committee composed of portfolio management and analytical personnel employed by Evergreen Asset. The members of this committee include Stephen A. Lieber, who is Chairman and Co-Chief Executive Officer of Evergreen Asset, and Edwin D. Miska, who is an analyst with Evergreen Asset. Mr. Lieber and Mr. Miska are responsible for the day-to-day operations of the Fund. Mr. Lieber is the founder of Evergreen Asset and has been associated with Evergreen Asset and its predecessor since 1971. Mr. Miska has been a quantitative analyst with Evergreen Asset and is predecessor since 1986.

     The portfolio managers for EVERGREEN INTERNATIONAL EQUITY FUND are Richard Wagoner, Executive Vice President, head of CMG since 1973, and a Director of Evergreen Asset since 1994, together with Maureen Ghublikian and David A. Umstead, who are Managing Directors of BIA and have been associated therewith since __________.

          16


     The portfolio managers for EVERGREEN EMERGING MARKETS GROWTH FUND, all of whom have served since the Fund's inception in September 1994, are Richard Wagoner, David F. Marvin, Chairman of Marvin & Palmer who is is primarily responsible for Latin America and currency management, Stanley Palmer, President of Marvin & Palmer who is primarily responsible for Southeast Asia and the India subcontinent, Terry B. Mason, a Vice President of Marvin & Palmer who is primarily responsible for Eastern Europe and Africa, Jay F. Middleton, a portfolio manager for Marvin & Palmer who is primarily responsible for Latin America and the Middle East, and Todd D. Marvin, a portfolio manager for Marvin & Palmer who, along with Mr. Palmer, is primarily responsible for Southeast Asia and the India subcontinent. David F. Marvin and Stanley Palmer, President, founded Marvin & Palmer in 1986. Mr. Mason and Mr. Middleton both joined Marvin & Palmer in 1990. Mr. Todd Marvin joined Marvin & Palmer in 1991.

SUB-ADVISERS

     Evergreen  Asset has entered  into  sub-advisory  agreements  with Lieber &
Company with respect to EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND which provide that Lieber & Company's research department and staff will furnish Evergreen Asset with information, investment recommendations, advice and assistance, and will be generally available for consultation on each Fund's portfolio. Lieber & Company will be reimbursed by Evergreen Asset in connection with the rendering of services on the basis of the direct and indirect costs of performing such services. There is no additional charge to EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND for the services provided by Lieber & Company. It is contemplated that Lieber & Company will, to the extent practicable, effect substantially all of the portfolio transactions for these Funds on the New York and American Stock Exchanges. The address of Lieber & Company is 2500 Westchester Avenue, Purchase, New York 10577. Lieber & Company is an indirect, wholly-owned, subsidiary of First Union.

     BIA, the sub-adviser to the EVERGREEN INTERNATIONAL EQUITY FUND, has been in operation since 1986 and specializes in the management of international equity portfolios. BIA currently manages twenty international portfolios, including five group trust funds, for pension fund sponsors and endowment plans worldwide. Messrs. Lyle H. Davis, Norman H. Meltz and David A. Umstead are the principal executive officers of BIA and each own more than 25% of the outstanding voting securities thereof. As of September 30, 1995 BIA managed a total of $2.5 billion in assets and served as sub-adviser to one other investment company with total assets of $148 million.

     Marvin & Palmer, sub-adviser to the EVERGREEN EMERGING MARKETS GROWTH FUND, was founded in 1986 and is engaged in the management of global, non-United States and emerging markets equity portfolios for institutional accounts. At September 30, 1995, Marvin & Palmer managed a total of $3.1 billion in investments for thirty-four institutional investors and five commingled funds and served as sub-adviser to another investment company with total assets of $33 million.

                        PURCHASE AND REDEMPTION OF SHARES

HOW TO BUY SHARES

     Eligible investors may purchase Fund shares at net asset value by mail or wire as described below. The Funds impose no sales charges on Class Y shares. Class Y shares are the only class of shares offered by this Prospectus and are only available to (i) persons who at or prior to December 31, 1994, owned shares in a mutual fund advised by Evergreen Asset, (ii) certain institutional investors and (iii) investment advisory clients of CMG, Evergreen Asset or their affiliates. The minimum initial investment is $1,000, which may be waived in certain situations. There is no minimum for subsequent investments. Investors may make subsequent investments by establishing a Systematic Investment Plan or a Telephone Investment Plan.

Purchases by Mail or Wire. Each investor must complete the Share Purchase Application and mail it, together with a check made payable to the Fund whose shares are being purchased, to State Street Bank and Trust Company at P.O. Box 9021, Boston, Massachusetts 02205-9827. Checks not drawn on U.S. banks will be subject to foreign collection which will delay an investor's investment date and will be subject to processing fees.

  When making subsequent investments, an investor should either enclose the return remittance portion of the statement, or indicate on the face of the check, the name of the Fund in which an investment is to be made, the exact title of the account, the address, and the Fund account number. Purchase requests should not be sent to aFund in New York. If they are, the Fund must forward them to State Street, and the request will not be effective until State Street receives them.

  Initial investments may also be made by wire by (i) calling State Street at 800-423-2615 for an account number and (ii) instructing your bank, which may charge a fee, to wire federal funds to State Street, as follows: State Street Bank and Trust Company, ABA No.0110-0002-8, Attn: Custodian and Shareholder Services. The wire must include references to the Fund in which an investment is being made, account registration, and the account number. A completed Application must also be sent to State Street indicating that the shares have been purchased by wire, giving the date the wire was sent and referencing the account number. Subsequent wire investments may be made by existing shareholders by following the instructions outlined above. It is not necessary, however, for existing shareholders to call for another account number.

How the Funds Value Their Shares. The net asset value of each Class of shares of a Fund is calculated by dividing the value of the amount of the Fund's net assets attributable to that Class by the number of outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods the Trustees of each Trust under which each Fund operates believe would accurately reflect fair value. Non-dollar denominated securities will be valued as of the close of the Exchange at the closing price of such securities in their principal trading market.

Additional Purchase Information. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss a Fund or the Fund's investment adviser incurs. If such investor is an existing shareholder, a Fund may redeem shares from such investor's account to reimburse the Fund or the Fund's investment adviser for any loss. In addition, such investors may be prohibited or restricted from making further purchases in any of the Evergreen mutual funds.

  The Share Purchase Application may not be used to invest in any of the prototype retirement plans for which the Funds are an available investment. For information about the requirements to make such investments, including copies of the necessary application forms, please call the telephone number set forth on the cover page of this Prospectus. A Fund cannot accept investments specifying a certain price or date and reserves the right to reject any specific purchase order, including orders in connection with exchanges from the other Evergreen mutual funds. Although not currently anticipated, each Fund reserves the right to suspend the offer of shares for a period of time.

  Shares of each Fund are sold at the net asset value per share next determined after a shareholder's order is received. Investments by federal funds wire or by check will be effective upon receipt by State Street. Qualified institutions may telephone orders for the purchase of Fund shares. Investors may also purchase shares through a broker/dealer, which may charge a fee for the service.

HOW TO REDEEM SHARES

  You may "redeem", i.e. sell, your shares in a Fund to the Fund on any day the Exchange is open, either directly or through your financial intermediary. The price you will receive is the net asset value next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, a Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to ten days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Redeeming Shares Directly by Mail or Telephone. Send a signed letter of instruction or stock power form to State Street which is the registrar, transfer agent and dividend-disbursing agent for each Fund. Stock power forms are available from your financial intermediary, State Street, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $10,000 or where the redemption proceeds are to be mailed to an address other than that shown in the account registration. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to State Street.

     Shareholders may withdraw amounts of $1,000 or more from their accounts by calling State Street (800-423-2615) between the hours of 8:30 a.m. and 5:30 p.m. (Eastern time) each business day (i.e., any weekday exclusive of days on which the Exchange or State Street's offices are closed). The Exchange is closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Redemption requests made after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with a Fund, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. Shareholders who are unable to reach a Fund or State Street by telephone should follow the procedures outlined above for redemption by mail.

  The telephone redemption service is not made available to shareholders automatically. Shareholders wishing to use the telephone redemption service must indicate this on the Share Purchase Application and choose how the redemption proceeds are to be paid. Redemption proceeds will either (i) be mailed by check to the shareholder at the address in which the account is registered or (ii) be wired to an account with the same registration as the shareholder's account in a Fund at a designated commercial bank. State Street currently deducts a $5 wire charge from all redemption proceeds wired. This charge is subject to change without notice. A shareholder who decides later to use this service, or to change instructions already given, should fill out a Shareholder Services Form and send it to State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827, with such shareholder's signature guaranteed by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to State Street. Shareholders should allow approximately ten days for such form to be processed. The Funds will employ reasonable procedures to verify that telephone requests are genuine. These procedures include requiring some form of personal identification prior to acting upon instructions and tape recording of conversations. If the Fund fails to follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. The Fund shall not be liable for following telephone instructions reasonably believed to be genuine. Also, each Fund reserves the right to refuse a telephone redemption request, if it is believed advisable to do so. Financial intermediaries may charge a fee for handling telephonic requests. The telephone redemption option may be suspended or terminated at any time without notice.

General. The sale of shares is a taxable transaction for Federal income tax purposes. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by Federal securities law. The Funds reserve the right to close an account that through redemption has remained below $1,000 for thirty days. Shareholders will receive sixty days' written notice to increase the account value before the account is closed. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund's total net assets during any ninety day period for any one shareholder. See the Statement of Additional Information for further details.

EXCHANGE PRIVILEGE

How To Exchange Shares. You may exchange some or all of your shares for shares of the same Class in the other Evergreen mutual funds by telephone or mail as described below. An exchange which represents an initial investment in another Evergreen mutual fund must amount to at least $1,000. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges will be made on the basis of the relative net asset value of the shares exchanged next determined after an exchange request is received. Exchanges are subject to minimum investment and suitability requirements.

     Each of the Evergreen mutual funds has different investment objectives and policies. For complete information, a prospectus of the fund into which an exchange will be made should be read prior to the exchange. An exchange is treated for Federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. Each Fund imposes a fee of $5 per exchange on shareholders who exchange in excess of four times per calendar year. This exchange privilege may be modified or discontinued at any time by the Fund upon sixty days' notice to shareholders and is only available in states in which shares of the fund being acquired may lawfully be sold.

     Exchanges by Telephone and Mail. You may exchange shares with a value of $1,000 or more by telephone by calling State Street (800-423-2615). Exchange requests made after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone exchanges. You should follow the procedures outlined below for exchanges by mail if you are unable to reach State Street by telephone. If you wish to use the telephone exchange service you should indicate this on the Share Purchase Application. As noted above, each Fund will employ reasonable procedures to confirm that instructions for the redemption or exchange of shares communicated by telephone are genuine. A telephone exchange may be refused by a Fund or State Street if it is believed advisable to do so. Procedures for exchanging Fund shares by telephone may be modified or terminated at any time. Written requests for exchanges should follow the same procedures outlined for written redemption requests in the section entitled "How to Redeem Shares", however, no signature guarantee is required.

SHAREHOLDER SERVICES

  The Funds offer the following shareholder services. For more information about these services or your account, contact your financial intermediary, Evergreen Funds Distributor, Inc.("EFD"), the distributor of the Funds' shares, or the toll-free number on the front page of this Prospectus. Some services are described in more detail in the Share Purchase Application.

Systematic Investment Plan. You may make monthly or quarterly investments into an existing account automatically in amounts of not less than $25. Telephone Investment Plan. You may make investments into an existing account electronically in amounts of not less than $100 or more than $10,000 per investment.

Telephone investment requests received by 3:00 p.m. (Eastern time) will be credited to a shareholder's account the day the request is received. Shares purchased under the Funds Systematic Investment Plan or Telephone Investment Plan may not be redeemed for ten days from the date of investment.

Systematic Cash Withdrawal Plan. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Funds Systematic Cash Withdrawal Plan by filling out the appropriate part of the Share Purchase Application. Under this plan, you may receive (or designate a third party to receive) a monthly or quarterly check in a stated amount of not less than $100. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions reinvested automatically.

Automatic Reinvestment Plan. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at the net asset value per share at the close of business on the record date, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested. If you elect to receive dividends and distributions in cash and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, the checks will be reinvested into your account at the then current net asset value.

Tax Sheltered Retirement Plans. You may open a pension and profit sharing account in any Evergreen mutual fund (except those funds having an objective of providing tax free income) under the following prototype retirement plans: (i) Individual Retirement Accounts ("IRAs") and Rollover IRAs; (ii) Simplified Employee Pension (SEP) for sole proprietors, partnerships and corporations; and
(iii) Profit-Sharing and Money Purchase Pension Plans for corporations and their employees.

EFFECT OF BANKING LAWS

         The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Funds. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. Evergreen Asset, since it is a subsidiary of FUNB, and CMG are subject to and in compliance with the aforementioned laws and regulations.

         Changes to applicable laws and regulations or future judicial or administrative decisions could result in CMG or Evergreen Asset being prevented from continuing to perform the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of a Fund by its customers. If CMG or Evergreen Asset were prevented from continuing to provide the services called for under the investment advisory agreement, it is expected that the Trustees would identify, and call upon each Fund's shareholders to approve, a new investment adviser. If this were to occur, it is not anticipated that the shareholders of any Fund would suffer any adverse financial consequences.

OTHER INFORMATION

DIVIDENDS, DISTRIBUTIONS AND TAXES

It is the policy of each Fund to distribute to shareholders its investment company income, if any, annually and any net realized capital gains annually or more frequently as required as a condition of continued qualification as a regulated investment company by the Code. Dividends and distributions generally are taxable in the year in which they are paid, except any dividends paid in January that were declared in the previous calendar quarter may be treated as paid in December of the previous year. Income dividends and capital gain distributions are automatically reinvested in additional shares of the Fund making the distribution at the net asset value per share at the close of business on the record date, unless the shareholder has made a written request for payment in cash.

         Each Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Code. While so qualified, it is expected that each Fund will not be required to pay any Federal income tax on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Funds, to the extent they do not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements. Most shareholders of the Funds normally will have to pay Federal income tax and any state or local taxes on the dividends and distributions they receive from a Fund whether such dividends and distributions are made in cash or in additional shares. Questions on how any distributions will be taxed to the investor should be directed to the investor's own tax adviser.

     Under current law, the highest Federal income tax rate applicable to net long-term capital gains realized by individuals is 28%. The rate applicable to corporations is 35%. Certain income from a Fund may qualify for a corporate dividends-received deduction of 70%. Following the end of each calendar year, every shareholder of the Fund will be sent applicable tax information and information regarding the dividends and capital gain distributions made during the calendar year.

     A Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund who are subject to United States Federal income tax may be entitled, subject to certain rules and limitations, to claim a Federal income tax credit or deduction for foreign income taxes paid by a Fund. See the Statement of Additional Information for additional details. A Fund's transactions in options, futures and forward contracts may be subject to special tax rules. These rules can affect the amount, timing and characteristics of distributions to shareholders.

     A Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund who are subject to United States Federal income tax may be entitled, subject to certain rules and limitations, to claim a Federal income tax credit or deduction for foreign income taxes paid by a Fund. See the Statement of Additional Information for additional details. A Fund's transactions in options, futures and forward contracts may be subject to special tax rules. These rules can affect the amount, timing and characteristics of distributions to shareholders.

     If more than 50% of the value of a Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund intends to qualify for certain Code stipulations that would allow shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Furthermore, shareholders who elect to deduct their portion of a Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

  Each Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions and redemptions) paid to certain shareholders. In order to avoid this backup withholding requirement, you must certify on the Share Purchase Application, or on a separate form supplied by State Street, that your social security or taxpayer identification number is correct and that you are not currently subject to backup withholding or are exempt from backup withholding.

  The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, you should also review the discussion of
"Additional Tax Information" contained in the Statement of Additional Information. In addition, you should consult your own tax adviser as to the tax consequences of investments in the Funds, including the application of state and local taxes which may be different from Federal income tax consequences described above.

GENERAL INFORMATION

Portfolio Transactions. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

Organization. The EVERGREEN GLOBAL REAL ESTATE EQUITY FUND and EVERGREEN GLOBAL LEADERS FUND are separate series of the Evergreen Equity Trust (formerly Evergreen Real Estate

Equity Trust), a Massachusetts business trust organized in 1988. EVERGREEN INTERNATIONAL EQUITY FUND and EVERGREEN EMERGING MARKETS GROWTH FUND are separate investment series of Evergreen Investment Trust (formerly First Union Funds), a Massachusetts business trust organized in 1984. The Funds do not intend to hold annual shareholder meetings; shareholder meetings will be held only when required by applicable law. Shareholders have available certain procedures for the removal of Trustees, including the right to demand that a meeting of shareholders be called for the purpose of voting thereon if 10% of the shareholders so request in writing.

  A shareholder in each Class of a Fund will be entitled to his or her share of all dividends and distributions from a Fund's assets, based upon the relative value of such shares to those of other Classes of the Fund, and, upon redeeming shares, will receive the then current net asset value of the Class of shares of the Fund represented by the redeemed shares less any applicable contingent deferred sales charges. Each Trust named above is empowered to establish, without shareholder approval, additional investment series, which may have different investment objectives, and additional Classes of shares for any existing or future series. If an additional series or Class were established in a Fund, each share of the series or Class would normally be entitled to one vote for all purposes. Generally, shares of each series and Class would vote together as a single class on matters, such as the election of Trustees, that affect each series and Class in substantially the same manner. Class A, B, C and Y shares have identical voting, dividend, liquidation and other rights, except that each Class bears, to the extent applicable, its own distribution, shareholder service and transfer agency expenses as well as any other expenses applicable only to a specific Class. Each Class of shares votes separately with respect to Rule 12b-1 distribution plans and other matters for which separate class voting is appropriate under applicable law. Shares are entitled to dividends as determined by the Trustees and, in liquidation of a Fund, are entitled to receive the net assets of the Fund.

Custodian, Registrar, Transfer Agent and Dividend-Disbursing Agent. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 acts as each Fund's custodian, registrar, transfer agent and dividend-disbursing agent. State Street is compensated for its services as transfer agent by a fee based upon the number of shareholder accounts maintained for the Funds. The transfer agency fee with respect to the Class B shares will be higher than the transfer agency fee with respect to the Class A shares or Class C shares.

Principal Underwriter. EFD, an affiliate of Furman Selz LLC, located 230 Park Avenue, New York, New York 10169, is the principal underwriter of the Funds. Furman Selz LLC also acts as sub-administrator to EVERGREEN INTERNATIONAL EQUITY FUND, EVERGREEN EMERGING MARKETS GROWTH FUND and EVERGREEN GLOBAL LEADERS FUND and provides certain sub-administrative services to Evergreen Asset in connection with its role as investment adviser to EVERGREEN GLOBAL REAL ESTATE EQUITY FUND, including providing personnel to serve as officers of the Funds.

Other Classes of Shares. Each Fund currently offers four classes of shares, Class A, Class B, Class C and Class Y, and may in the future offer additional classes. Class Y shares are the only class of shares offered by this Prospectus and are only available to (i) persons who at or prior to December 31, 1994, owned shares in a mutual fund advised by Evergreen Asset, (ii) certain institutional investors and (iii) investment advisory clients of CMG, Evergreen Asset or their affiliates. The dividends payable with respect to Class A, Class B and Class C shares will be less than those payable with respect to Class Y shares due to the distribution and shareholder servicing related expenses borne by Class A, Class B and Class C shares and the fact that such expenses are not borne by Class Y shares.

Performance Information. From time to time, the Funds may quote their "total return" or "yield" for a specified period in advertisements, reports or other communications to shareholders. Total return and yield are computed separately for Class A, Class B and Class C shares. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases of a Fund's shares are assumed to have been paid. Yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. The Fund's yield is calculated according to accounting methods that are standardized by the SEC for all stock and bond funds. Because yield accounting methods differ from the method used for other accounting purposes, the Fund's yield may not equal its distribution rate, the income paid to your account or the net investment income reported in the Fund's financial statements. To calculate yield, the Fund takes the interest income it earned from its portfolio of investments (as defined by the SEC formula) for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. This yield does not reflect gains or losses from selling securities.

     Performance data for each class of shares will be included in any advertisement or sales literature using performance data of a Fund. These advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or compare a Fund's performance to various indices. The Fund may also advertise in items of sales literature an "actual distribution rate" which is computed by dividing the total ordinary income distributed (which may include the excess of short-term capital gains over losses) to shareholders for the latest twelve month period by the maximum public offering price per share on the last day of the period. Investors should be aware that past performance may not be reflective of future results.

Liability Under Massachusetts Law. Under Massachusetts law, Trustees and shareholders of a business trust may, in certain circumstances, be held personally liable for its obligations. The Declarations of Trust under which the Funds operate provide that no Trustee or shareholder will be personally liable for the obligations of the Trust and that every written contract made by the Trust contain a provision to that effect. If any Trustee or shareholder were required to pay any liability of the Trust, that person would be entitled to reimbursement from the general assets of the Trust.

Additional Information. This Prospectus and the Statement of Additional Information, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Trusts with the SEC under the Securities Act. Copies of the Registration Statements may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

 INVESTMENT ADVISERS

Capital Management Group of First Union National Bank of North Carolina, 201 South College Street, Charlotte, North Carolina 28288

  EVERGREEN EMERGING MARKETS GROWTH FUND, EVERGREEN INTERNATIONAL EQUITY FUND

Evergreen Asset Management Corp., 2500 Westchester Avenue, Purchase, New York 10577

  EVERGREEN GLOBAL REAL ESTATE EQUITY FUND, EVERGREEN GLOBAL LEADERS FUND

 CUSTODIAN & TRANSFER AGENT

 State Street Bank & Trust Company, Box 9021, Boston, Massachusetts 02205-9827

 LEGAL COUNSEL

 Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C. 20036

 INDEPENDENT AUDITORS

 KPMG Peat Marwick LLP, One Mellon Bank Center, Pittsburgh, Pennsylvania 15219
  EVERGREEN EMERGING MARKETS GROWTH FUND, EVERGREEN INTERNATIONAL EQUITY FUND

 Price  Waterhouse  LLP, 1177 Avenue of the Americas,  New York,  New York 10036
  EVERGREEN GLOBAL REAL ESTATE EQUITY FUND, EVERGREEN GLOBAL LEADERS FUND

 DISTRIBUTOR

 Evergreen Funds Distributor, Inc., 230 Park Avenue, New York, New York 10169

*******************************************************************************
                       STATEMENT OF ADDITIONAL INFORMATION

                                  May 15, 1996

              THE EVERGREEN INTERNATIONAL/GLOBAL GROWTH FUNDS 2500
                  Westchester Avenue, Purchase, New York 10577
                                  800-807-2940

Evergreen Emerging Markets Growth Fund (formerly First Union Emerging Markets
     Growth Portfolio) ("Emerging Markets")

Evergreen International Equity Fund (formerly First Union International Equity
     Portfolio) ("International Equity")

Evergreen Global Real Estate Equity Fund ("Global")

Evergreen Global Leaders Fund ("Global Leaders")

This Statement of Additional Information pertains to all classes of shares of the Funds listed above. It is not a prospectus and should be read in conjunction with the Prospectus for the Fund in which you are making or contemplating an investment. The Evergreen International/Global Growth Funds are offered through two separate prospectuses: one offering Class A, Class B and Class C shares of Emerging Markets, International Equity, Global and Global Leaders, and a separate prospectus offering Class Y shares of Emerging Markets, International Equity, Global, and Global Leaders. Copies of each Fund's Prospectus may be obtained without charge by calling the number listed above.


                                 TABLE OF CONTENTS


Investment Objectives and Policies................................2
Investment Restrictions...........................................9
Certain Risk Considerations.......................................15
Management........................................................16
Investment Adviser................................................24
Distribution Plans................................................29
Allocation of Brokerage...........................................32
Additional Tax Information........................................34
Net Asset Value...................................................38
Purchase of Shares................................................39
General Information About the Funds...............................50
Performance Information...........................................52
Financial Statements..............................................56
Appendix A - Description of Bond and Commercial
             Paper Ratings........................................58

                              INVESTMENT OBJECTIVES AND POLICIES
           (See also "Description of the Funds - Investment Objectives and Policies" in each Fund's Prospectus)

     The investment objective of each Fund and a description of the securities in which each Fund may invest is set forth under "Description of the Funds Investment Objectives and Policies" in the relevant Prospectus. The investment objectives of each Fund are fundamental and may not be changed without the approval of a majority of the outstanding voting securities of the Fund.

Types of Investments

Convertible Securities -- (All Funds)

     Each Fund may invest in convertible securities. Convertible securities include fixed-income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

     Each Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment adviser or sub-adviser, the investment characteristics of the underlying common shares will assist a Fund in achieving its investment objective. A Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the adviser or sub-adviser evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the adviser or sub-adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Warrants (All Funds)

     Each Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Sovereign Debt Obligations (All Funds)

     Each Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Closed-End Investment Companies (All Funds)

     Each Fund may purchase the equity securities of closed-end investment companies to facilitate investment in certain countries. Equity securities of closed-end investment companies generally trade at a discount to their net asset value. Investments in closed-end investment companies involve the payment of management fees to the advisers of such investment companies.

Strategic Investments (All Funds)

Foreign Currency Transactions; Currency Risks

     The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although a Fund values its assets daily in U.S. dollars, a Fund generally does not convert its holdings to U.S. dollars or any other currency. Foreign exchange dealers may realize a profit on the difference between the price at which a Fund buys and sells currencies.

     Each Fund will engage in foreign currency exchange transactions in connection with its portfolio investments. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

Forward Foreign Currency Exchange Contracts

     Each Fund may enter into forward foreign currency exchange contracts in order to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The advisers and the sub-advisers believe that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever they determine that it is in a Fund's best interest to do so. A Fund will not speculate in foreign currency exchange.

     Except for cross-hedges, a Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge" denominated in a currency or currencies that the adviser or sub-adviser believes will tend to be closely correlated with that currency with regard to price movements. At the consummation of such a forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been a change in forward contract prices.

     The Funds will place cash or high grade debt securities in a separate account of a Fund at its custodian bank in an amount equal to the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into as a hedge against a substantial decline in the value of a particular foreign currency. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

     It should be realized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. Generally, a Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.


Foreign Currency Options

     A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency.

     When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

     A call option on a foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if a Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if a Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

Special Risks Associated with Foreign Currency Options

     Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Funds will not purchase or write such options unless and until, in the opinion of the advisers or sub-advisers, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e, less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Foreign Currency Futures Transactions

     By using foreign currency futures contracts and options on such contracts, a Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. The Funds may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

     A foreign currency futures contract sale creates an obligation by the Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of currency futures contracts is effected by entering into an offsetting purchase or sale transaction. An offsetting transaction for a currency futures contract sale is effected by the Fund entering into a currency futures contract purchase for the same aggregate amount of currency and same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and realizes a loss. Similarly, the closing out of a currency futures contract purchase is effected by the Fund entering into a currency futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

Special Risks Associated with Foreign Currency Futures Contracts and Related Options

     Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on futures currencies, as described above.

     Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Funds will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the advisers or the sub-advisers, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Funds because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

Restricted and Illiquid Securities (All Funds)

     The ability of the Board of Trustees ("Trustees") to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission ("SEC") Staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for sale under the Rule. The Funds which invest in Rule 144A Securities believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities (eligible for resale under the Rule) for determination by the Trustees. The Trustees consider the following criteria in determining the liquidity of certain restricted securities:


     (i) the frequency of trades and quotes for the security;

     (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers;

     (iii) dealer  undertakings  to make a market in the security;  and

     (iv) the nature of the security and the nature of the marketplace trades.


When-Issued and Delayed Delivery Securities

     These transactions are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Funds do not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of their assets.

Lending of Portfolio Securities (All Funds)

     The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Repurchase Agreements (All Funds)

     The Funds or their custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Funds, the Funds could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Funds might be delayed pending court action. The Funds believe that under the regular procedures normally in effect for custody of a Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. Each Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the adviser or a sub-adviser to be creditworthy pursuant to guidelines established by the Trustees.

Reverse Repurchase Agreements (All Funds)

     The Funds may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

     The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

     When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.


                               INVESTMENT RESTRICTIONS


FUNDAMENTAL INVESTMENT RESTRICTIONS

 .........Except  as noted,  the  investment  restrictions  set  forth  below are fundamental and may not be changed with respect to each Fund without the affirmative vote of a majority of the outstanding voting securities of the Fund. Where an asterisk (*) appears after a Fund's name, the relevant policy is non-fundamental with respect to that Fund and may be changed by the Fund's investment adviser without shareholder approval, subject to review and approval by the Trustees. As used in this Statement of Additional Information and in the Prospectus, "a majority of the outstanding voting securities of the Fund" means the lesser of (1) the holders of more than 50% of the outstanding shares of beneficial interest of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

1........ Diversification

 ........No Fund may invest more than 5% of its total assets,  at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities and, with respect to Emerging Markets and International Equity, repurchase agreements collateralized by such securities except that up to 25% of the value of a Fund's total assets may be invested without regard to such 5% limitation.

2........Ten Percent Limitation on Securities of Any One Issuer

 .........Global  and Global  Leaders may not purchase more than 10% of any class of securities of any one issuer other than the U.S. government and its agencies or instrumentalities.

 .........Neither  Emerging  Markets nor  International  Equity may purchase more than 10% of the outstanding voting securities of any one issuer.

3........Investment for Purposes of Control or Management

 .........Global  and Global  Leaders may not invest in companies for the purpose of exercising control or management.

4........Purchase of Securities on Margin

 .........No  Fund may purchase  securities on margin,  except that each Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

5........Unseasoned Issuers

 ........Emerging Markets*,  International Equity* Global and Global Leaders* may
not invest more than 15% of their net assets in securities of unseasoned issuers that have been in continuous operation for less than three years, including operating periods of their predecessors, except obligations issued or guaranteed by the U.S. government and its agencies or instrumentalities (this limitation does not apply to real estate investment trusts).

6........Underwriting

 .........The  Funds will not underwrite  any issue of securities  except as they may be deemed an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with their investment objectives, policies and limitations.

7........Interests  in Oil,  Gas or Other  Mineral  Exploration  or  Development
Programs

 .........Global  and  Global  Leaders*  may  not  purchase,  sell or  invest  in interests in oil, gas or other mineral exploration or development programs.

 .........Neither  Emerging  Markets* nor  International  Equity*  will  purchase interests in oil, gas or other mineral exploration or development programs or leases, although each Fund may purchase the securities of other issuers which invest in or sponsor such programs.

8........Concentration in Any One Industry

 .........Global may not concentrate its investments in any one industry,  except that it will invest at least 65% of its total assets in securities of companies engaged principally in the real estate industry.

 .........Emerging  Markets, International Equity and Global Leaders* will not invest 25% or more of the value of their total assets in any one industry except that they may invest more than 25% of their total assets in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. For purposes of this restriction, utility companies, gas, electric, water and telephone companies will be considered separate industries.

9........Warrants

 .........Global  and Global  Leaders*  may not invest  more than 5% of their net assets in warrants, and, of this amount, no more than 2% of the Fund's total net assets may be invested in warrants that are listed on neither the New York nor the American Stock Exchanges.

 .........Emerging  Markets* and International  Equity* will not invest more than
5% of their net assets in warrants, including those acquired in units or attached to other securities. To comply with certain state restrictions, the Funds will limit their investment in such warrants not listed on the New York Stock Exchange or the American Stock Exchange to 2% of their net assets. (If state restrictions change, this latter restriction may be changed without notice to shareholders). For purposes of this restriction, warrants acquired by the Funds in units or attached to securities may be deemed to be without value.


10.......Ownership by Trustees/Officers

 .........None  of Emerging  Markets*,  International  Equity*,  Global or Global
Leaders* may purchase or retain the securities of any issuer if (i) one or more officers or Trustees of a Fund or its investment adviser or sub-adviser individually owns or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer, and (ii) in the aggregate, such persons own or would own, directly or beneficially, more than 5% of such securities.

11.......Short Sales

 .........Neither  Emerging  Markets  nor  International  Equity  will  sell  any securities short.

 .........Global  and  Global  Leaders*  may not make short  sales of  securities unless, at the time of each such sale and thereafter while a short position exists, either Fund owns an equal amount of securities of the same issue or owns securities which, without payment by the Fund of any consideration, are convertible into, or are exchangeable for, an equal amount of securities of the same issue.

12.......Lending of Funds and Securities

 .........Global  and Global  Leaders* may not lend their funds to other persons, except through the purchase of a portion of an issue of debt securities publicly distributed or the entering into of repurchase agreements. Global and Global Leaders* may not lend their portfolio securities, unless the borrower is a broker-dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market-value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund's net assets
                                                                   11

 .........Emerging  Markets and  International  Equity will not lend any of their assets, except portfolio securities up to one-third of the value of their total assets. This does not prevent the Funds from purchasing or holding corporate or government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by a Fund's investment objectives and policies or the Declaration of Trust governing the Fund.

13.......Commodities

 .........Emerging   Markets  and   International   Equity  will  not  invest  in
commodities except that each Fund reserves the right to engage in transactions including futures contracts, options and forward contracts with respect to securities indices or currencies.

 .........Global  and  Global  Leaders*  will not  purchase,  sell or  invest  in commodities or commodity contracts; provided, however, that this policy does not prevent either Fund from purchasing and selling currency futures contracts and entering into forward foreign currency contracts.+

14.......Real Estate

 .........Neither Emerging Markets nor International Equity will purchase or sell real estate, including limited partnership interests in real estate, although each Fund may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

 .........Global and Global Leaders* may not purchase or invest in real estate or interests in real estate (although they may purchase securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein).

15.......Borrowing, Senior Securities, Reverse Repurchase Agreements

 .........Emerging  Markets  and  International  Equity  will  not  issue  senior securities except that each Fund may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amount borrowed and except to the extent that a Fund may enter into futures contracts. The Funds will not borrow money or engage in
reverse  repurchase  agreements  for  investment  leverage,   but  rather  as  a
temporary, extraordinary or emergency measure to facilitate management of their portfolios by enabling them to, for example, meet redemption requests when the
liquidation   of  portfolio   securities  is  deemed  to  be   inconvenient   or
disadvantageous. A Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding.++

 .........Global   and  Global  Leaders*  may  not  borrow  money,  issue  senior securities or enter into reverse repurchase agreements, except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of each Fund's total assets at the time of such borrowing, provided that Global will not purchase any securities at times when any borrowings (including reverse repurchase agreements) are outstanding. Global and Global Leaders* will not enter into reverse repurchase agreements exceeding 5% of the value of its total assets.

16.......Joint Trading

 .........Global,  Global Leaders*,  Emerging Markets* and International  Equity*
may not participate on a joint or joint and several basis in any trading account in any securities. (The "bunching" of orders for the purchase or sale of portfolio securities with its investment adviser, or sub-adviser, or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

17.......Options


 .........  Global and Global  Leaders*,  may not write,  purchase or sell put or call options, or combinations thereof except as permitted under "Description of Funds - Investment Practices and Restrictions" in each Fund's Prospectus.


 .........Emerging  Markets*  and  International  Equity* may write  covered call options and secured put options on up to 25% of their net assets and may purchase put and call options provided that no more than 5% of the market value of its net assets may be invested in premiums on such options.

18.......Pledging Assets

 .........Neither Emerging Markets nor International Equity will mortgage, pledge or hypothecate any assets except to secure permitted borrowings. In these cases, a Fund may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of borrowing. For purposes of this limitation, the following are not deemed to be pledges: margin deposits for the purchase and sale of financial futures contracts and related options and segregation or collateral arrangements made in
connection  with  options   activities  or  the  purchase  of  securities  on  a
when-issued basis.


19.......Investing in Securities of Other Investment Companies

 .........The Funds* will limit their investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of their total assets in any one investment company and will invest no more than 10% of their total assets in investment companies in general. A Fund will purchase securities of closed-end investment companies only in open-market
transactions   involving   customary  broker's   commissions.   However,   these
limitations are not applicable if the securities are acquired in a merger, consolidation or acquisition of assets. It should be noted that investment companies incur certain expenses such as management fees and therefore any investment by a Fund in shares of another investment company would be subject to
such  duplicate  expenses.   There  is  no  present  intention  of  making  such
investments on behalf of Global Leaders.


20.......Restricted Securities

 .........Emerging  Markets* and International  Equity* will not invest more than
5% of their total assets in securities subject to restrictions on resale under the Securities Act of 1933, except for restricted securities which meet criteria for liquidity established by the Trustees.

21........Illiquid Securities.

 .........Global*  and Global  Leaders* may not invest more than 15% of their net assets in illiquid securities and other securities which are not readily marketable, including repurchase agreements which have a maturity of longer than seven days, but excluding securities eligible for resale under Rule 144A of the Securities Act of 1933, as amended, which the Trustees have determined to be liquid.

 .........Emerging  Markets* and International  Equity* will not invest more than
15% of their net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice and certain securities not determined by the Trustees to be liquid.

22........Other.  In order to comply with certain state blue sky limitations:


 ...........Global*   and  Global  Leaders*  interpret   fundamental   investment
restriction 7 to prohibit investments in oil, gas and mineral leases.

 ...........Global*   and  Global  Leaders*  interpret   fundamental   investment
restriction 14 to prohibit investment in real estate limited partnerships which are not readily marketable.

     Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value of net assets will not result in a violation of such restriction.

   + To comply with registration requirements in certain states, Emerging Markets* and International Equity* will limit the margin deposits on futures contracts entered into by a Fund to 5% of its net assets. (If state requirements change, these restrictions may be revised without shareholder notification.)

     ++ Emerging Markets* and International Equity* have no present intention to borrow money or enter into reverse repurchase agreements in excess of 5% of the value of their net assets during the coming fiscal year.

     For purposes of their policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items".


                          CERTAIN RISK CONSIDERATIONS

 ............There  can  be  no  assurance  that  a  Fund  will  achieve  its investment objective and an investment in the Fund involves certain risks which are described under "Description of the Funds - Investment Objectives and Policies" in each Fund's Prospectus.

 ...........While  Global is  technically  diversified  within the meaning of the
Investment Company Act of 1940, as amended (the "1940 Act"), because the investment alternatives of the Fund are restricted by a policy of concentrating at least 65% of its total assets in companies in the real estate industry, investors should understand that investment in the Fund may be subject to greater risk and market fluctuation than an investment in a portfolio of securities representing a broader range of industry investment alternatives.

Borrowing.

         Global has borrowings outstanding. It is in essence leveraged and, therefore, share price fluctuations may be more pronounced than the market in general. The table set forth below describes the extent to which Global entered into borrowing transactions during the periods noted below.

Global
                                                                  Average
            Amount of Debt Average Amount of  Average Number of   Amount of Debt
            Outstanding    Debt Outstanding   Shares Outstanding  Per-Share
Year Ended  End of Year    During the Year    During the Year     During Year
----------  -----------    -----------------  ------------------  --------------

9/30/94*    $ 4,885,000     $ 2,090,861          10,670,806           $0.20
9/30/95     $         0     $ 1,572,261           7,184,794           $0.22
10/31/95**  $ 1,050,000     $   283,871           5,474,147           $0.05

* Nine Months
**One Month
                                                                   15

                                        MANAGEMENT

     The Trustees and executive officers of the Trusts, their ages, addresses and principal occupations during the past five years are set forth below:

Laurence B. Ashkin (68), 180 East Pearson Street, Chicago, IL-Trustee. Real estate developer and construction consultant since 1980; President of Centrum Equities since 1987 and Centrum Properties, Inc. since 1980.

Foster Bam (69), Greenwich Plaza, Greenwich, CT-Trustee. Partner in the law firm of Cummings and Lockwood since 1968.

James S. Howell (71), 4124 Crossgate Road, Charlotte, NC-Chairman and Trustee. Retired Vice President of Lance Inc. (food manufacturing); Chairman of the Distribution Comm. Foundation for the Carolinas from 1989 to 1993.

Gerald M. McDonnell (56), 2911 East Nucor Road, Norfolk, NE-Trustee. Sales Representative with Nucor-Yamoto Inc. (steel producer) since 1988.

Thomas L. McVerry (57), 4419 Parkview Drive, Charlotte, NC-Trustee. Director of Carolina Cooperative Federal Credit Union since 1990 and Rexham Corporation from 1988 to 1990; Vice President of Rexham Industries, Inc. (diversified manufacturer) from 1989 to 1990; Vice President-Finance and Resources, Rexham Corporation from 1979 to 1990.

William Walt Pettit*(40), Holcomb and Pettit, P.A., 207 West Trade St., Charlotte, NC-Trustee. Partner in the law firm Holcomb and Pettit, P.A. since 1990; Attorney, Clontz and Clontz from 1980 to 1990.

Russell A. Salton, III, M.D. (48), 205 Regency Executive Park, Charlotte, NC Trustee. Medical Director, U.S. Health Care of the Charlotte, NC, Carolinas, Inc.

Michael S. Scofield (53), 212 S. Tryon Street Suite 980, Charlotte, NC-Trustee. Attorney, Law Offices of Michael S. Scofield since prior to 1989.

John J. Pileggi (37), 230 Park Avenue, Suite 910, New York, NY-President and Treasurer. Senior Managing Director, Furman Selz LLC since 1992, Managing Director from 1984 to 1992.

Joan V. Fiore (39), 230 Park Avenue, Suite 910, New York, NY-Secretary. Managing Director and Counsel, Furman Selz LLC since 1991; Staff Attorney, Securities and Exchange Commission from 1986 to 1991.

     The officers listed above hold the same positions with a total of thirteen investment companies offering a total of thirty-eight investment funds within the Evergreen mutual fund complex. Messrs. Howell, Salton and Scofield are Trustees of all thirteen investment companies. Messrs. McDonnell, McVerry and Pettit are Trustees of twelve of the investment companies (excluded is Evergreen Variable Trust). Messrs.

Ashkin and Bam, are Trustees of eleven of the investment companies (excluded are Evergreen Variable Trust and Evergreen Investment Trust, formerly First Union Funds).

--------

     * Mr. Pettit may be deemed to be an "interested person" within the meaning of the 1940 Act.

     The officers of the Trusts are all officers and/or employees of Furman Selz LLC. Furman Selz LLC is an affiliate of Evergreen Funds Distributor, Inc., the distributor of each Class of shares of each Fund.

     The Funds do not pay any direct remuneration to any officer or Trustee who is an "affiliated person" of either First Union National Bank of North Carolina or Evergreen Asset Management Corp. or their affiliates. See "Investment Adviser". Currently, none of the Trustees is an "affiliated person" as defined in the 1940 Act. The Trusts pay each Trustee who is not an "affiliated person" an annual retainer and a fee per meeting attended, plus expenses (and $500 for each telephone conference meeting) as follows:

Name of Trust/Fund                              Annual Retainer   Meeting Fee


Evergreen Equity Trust                            1,000*
  Global                                                            100
  Global Leaders                                                    100
Evergreen Investment Trust                        9,000**         1,500**
  Emerging Markets
  International Equity

     --------------------

* This reflects the aggregate retainer paid by Evergreen Equity Trust with respect to all of its investment series, which are Evergreen U.S. Real Estate Equity Fund, Evergreen Global Real Estate Equity Fund and Evergreen Global Leaders Fund.

** Evergreen Investment Trust pays an annual retainer to each Trustee and a per-meeting fee that are allocated among its fourteen series. Additionally, each member of the Audit Committee receives $200 for attendance at each meeting of the of the Audit Committee and an additional fee is paid to the Chairman of the Board of $2,000.

         Set forth below for each of the Trustees is the aggregate compensation (and expenses) paid to such Trustees by each Trust for the fiscal period ended October 31, 1995.

TRUSTEES COMPENSATION TABLE

                                                               Total
                        Aggregate Compensation From Each Trust Compensation -------------------------------------- From Trusts
                                Evergreen         Evergreen    & Fund
Name of                        Equity Trust*     Investment    Complex Paid
Trustee                                            Trust**     to Trustees

Laurence Ashkin                $ 1,438                          $ 28,829

Foster Bam                       1,443                            28,867

James S. Howell                  1,319         19,327             46,250

Robert J.
 Jeffries                        1,428                            28,668

Gerald M.
 McDonnell                       1,319         16,818             43,740


Thomas L.
 McVerry                         1,319         18,293             45,265


William Walt
 Pettit                          1,319         18,093             45,015


Russell A.
 Salton, III, M.D.               1,319         15,743             42,665


Michael S.
 Scofield                        1,319         16,818             43,740


 * The above table is exclusive of Trustees' fees for Global Leaders. Additionally, from the commencement of investment operations on November 1, 1995 through February 29, 1996, Global Leaders has paid no Trustees' fees. Global changed its fiscal year end during the period covered by the foregoing table from September 30 to October 31. Accordingly, the Trustees fees reported in the foregoing table reflect, for Evergreen Equity Trust, the period from October 1, 1994 to October 31, 1995.

** Formerly known as First Union Funds. Emerging Markets and International Equity changed their fiscal year-end during the period covered by the foregoing table from December 31 to October 31. Accordingly, the Trustees' fees reported in the foregoing table reflect, for Emerging Markets and International Equity, the period from January 1, 1995 through October 31, 1995.

     The number and percent of outstanding shares of each Fund owned by officers and Trustees as a group on February 29, 1996, is as follows:

                            No. of Shares Owned
                              By Officers and         Ownership by Officers and
                                  Trustees            Trustees as a % of
Name of Fund                     as a Group           Shares Outstanding

Emerging Markets                     1,812                1.29% (Class A)
International Equity                  -0-
Global                              22,403                 .44% (Class Y)
Global Leaders                      35,000                7.67% (Class Y)

         Set forth below is information with respect to each person, who, to each Fund's knowledge, owned beneficially or of record more than 5% of a class of each Fund's total outstanding shares and their aggregate ownership of the Fund's total outstanding shares as of February 29, 1996.

                                  Name of                                % of
Name and Address                  Fund/Class           No. of Shares  Class/Fund
----------------                  ----------           -------------  ----------
Fubs & Co. Febo                   Emerging Markets/C          1,000  13.99%/.06%
Frances B. Goldstein
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                   Emerging Markets/C           507    7.09%/.03%
Victor McCauley
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                   Emerging Markets/C           513    7.17%/.03%
Gales Chimney Rock Shop Inc.
Attn: Steve Gale
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                   Emerging Markets/C        1,812    25.35%/.11%
Scott B. McEvoy
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288-0001



Fubs & Co. Febo                   Emerging Markets/C         372      5.21%/.02%
Donna Marion Sullivan
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288-0001

Fubs & Co. Febo                   Emerging Markets/C       1,236     17.29%/.08%
M. Albert Carmichael and
Ann K. Carmichael
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288-0001

First Union Natl. Bank-TN C/F     Emerging Markets/C         364      5.09%/.02%
David M. Resha IRA
301 S/ Tryon Street
Charlotte, NC 28288-0001

Fubs & Co. Febo                   Emerging Markets/C         424      5.94%/.03%
Elizabeth A. Naughten C/F
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288-0001

First Union National Bank*        Emerging Markets/Y     935,463   77.19%/58.44%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank*        Emerging Markets/Y     261,606   21.59%/16.34%
Trust Accounts
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank*         International/Y     2,632,067   49.25%/40.32%
Trust Accounts                        Equity
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union National Bank*         International/Y      2,683,942  50.22%/41.12%
Trust Accounts                        Equity
Attn: Ginny Batten
11th Floor CMG-1151
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                    International/C         2,874     14.00%/.04%
Richard K. Hamilton and                Equity
Sandra H. Hamilton
C/O First Union National Bank
301 S. Tryon Street

Charlotte, NC 28288-0001

Fubs & Co. Febo                  International/C           1,139      5.54%/.02%
C. Wilson Construction Company      Equity
Profit Sharing Plan
U/A/D 7-1-87
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288-0001

Fubs & Co. Febo                 International/C            4,227     20.59%/.06%
Julio Noltenius and                 Equity
Julio G. Noltenius
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288-0001

Fubs & Co. Febo                 International/C            1,093      5.32%/.02%
Mildred H. Newton                   Equity
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288-0001

Fubs & Co. Febo                 International/C            2,951     14.37%/.05%
G. Gene Wilhelm                     Equity
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288-0001

Fubs & Co. Febo                    Global/A                 134         5.88%/0%
Mark Major Thomsen
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                    Global/A                 540       8.53%/.01%
John E. Benson
Vivianle M. Benson
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                    Global/A                 338       5.35%/.01%
Joan B. Huber C/F
Andrew P. Huber
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                    Global/A                 338       5.35%/.01%
Joan B. Huber C/F

Marissa A. Huber
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

First Union Natl. Bank VA C/F       Global/A              1,690      26.72%/.03%
Deborah R. Shore IRA
301 S. Tryon Street
Charlotte, NC 28288-0001

First Union Natl. Bank VA C/F       Global/A              1,663      26.30%/.03%
Harris T. Shore IRA
301 S. Tryon Street
Charlotte, NC 28288-0001

NFSC Febo #CMY-700380               Global/A                948      14.99%/.02%
NFSC/FMTC IRA Sepp
FBO Gary H. Wolff
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC 28288-0001

Fubs & & Co. Febo                   Global/B                645       8.24%/.01%
Bill Souter
Mina Souter
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                     Global/B              1,669      21.30%/.03%
Mahammad Sissiq Khan
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                     Global/B              1,938      24.73%/.04%
Dr. Nsidibe Ikpe
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                     Global/B              1,643      20.97%/.03%
Siddiq Khan & Associates Inc.
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Fubs & Co. Febo                     Global/B                609       7.77%/.01%
Walter R. Parry
C/O First Union National Bank
301 S. Tryon Street

Charlotte, NC  28288-0001

Fubs & Co. Febo                     Global/C              87           27.72%/0%
Patrick K. De Garay
C/O First Union National Bank
301 S. Tryon Street
Charlotte, NC  28288-0001

Norman Kranzdorf                    Global/C             209           66.12%/0%
C/O First Union National Bank
301 S. Tryon St.
Charlotte, NC 28288-0001

Stephen A. Lieber                   Global/Y       1,164,329       22.68%/22.64%
C/O Lieber & Co.
2500 Westchester Avenue
Purchase, NY  10577

Charles Schwab & Co. Inc.           Global/Y       1,138,346       22.17%/22.11%
Reinvest Account
Attn: Mutual Funds Dept.
101 Montgomery Street
San Francisco, CA  94104-4122


Nola Maddox Falcone        Global Leaders/Y           49,627          10.88%/
C/O Lieber & Co.
2500 Westchester Ave.
Purchase, NY 10577

Stephen A. Lieber          Global Leaders/Y          100,100          21.94%/
C/O Lieber & Co.
2500 Westchester Ave.
Purchase, NY 10577

Foster & Foster            Global Leaders/Y           35,000           7.67%/
C/O Lieber & Co.
2500 Westchester Ave.
Purchase, NY 10577


---------------------------------

         *Acting in various capacities for numerous accounts. As a result of its
ownership  of      % and     % of Emerging  Markets and  International  Equity,
respectively, on November 30, 1995, First Union National Bank of North Carolina may be deemed to "control" each Fund as that term is defined in the 1940 Act.

          As a result of the  ownership  of       %  of the  shares of Global on
November 30, 1995, Charles Schwab & Co., Inc. may be deemed to "control" the Fund as that term is defined in the 1940 Act.

                               INVESTMENT ADVISERS

         (See also "Management of the Funds" in each Fund's Prospectus)

         The investment adviser of Global and Global Leaders is Evergreen Asset Management Corp., a New York corporation, with offices at 2500 Westchester Avenue, Purchase, New York ("Evergreen Asset" or the "Adviser"). Evergreen Asset is owned by First Union National Bank of North Carolina ("FUNB" or the "Adviser") which, in turn, is a subsidiary of First Union Corporation ("First Union"), a bank holding company headquartered in Charlotte, North Carolina. The investment adviser of Emerging Markets and International Equity is FUNB which provides investment advisory services through its Capital Management Group. Marvin & Palmer Associates, Inc. ("Marvin & Palmer") and Boston International
Advisors, Inc. ("Boston International") are the sub-advisers for Emerging Markets and International Equity, respectively, under the terms of Sub- Advisory Agreements between FUNB and the respective sub-adviser. The Directors of Evergreen Asset are Richard K. Wagoner and Barbara I. Colvin. The executive officers of Evergreen Asset are Stephen A. Lieber, Chairman and Co-Chief Executive Officer, Nola Maddox Falcone, President and Co-Chief Executive Officer, Theodore J. Israel, Jr., Executive Vice President, Joseph J. McBrien, Senior Vice President and General Counsel, and George R. Gaspari, Senior Vice President and Chief Financial Officer.

     On June 30, 1994, Evergreen Asset and Lieber & Company ("Lieber") were acquired by First Union through certain of its subsidiaries. Evergreen Asset was acquired by FUNB, a wholly-owned subsidiary (except for directors' qualifying shares) of First Union, by merger into EAMC Corporation ("EAMC") a wholly-owned an affiliate of FUNB. EAMC then assumed the name "Evergreen Asset Management Corp." and succeeded to the business of Evergreen Asset. Contemporaneously with the succession of EAMC to the business of Evergreen Asset and its assumption of the name "Evergreen Asset Management Corp.", Global entered into a new investment advisory agreement with Evergreen Asset and into a distribution agreement with Evergreen Funds Distributor, Inc., (the "Distributor") an affiliate of Furman Selz LLC. At that time, Evergreen Asset also entered into a new sub-advisory agreement with Lieber pursuant to which Lieber provides certain services to Evergreen Asset in connection with its duties as investment adviser.

         The partnership interests in Lieber, a New York general partnership, were acquired by Lieber I Corp. and Lieber II Corp., which are both wholly-owned subsidiaries of FUNB. The business of Lieber is being continued.

     Under its Investment Advisory Agreement with each Fund, each Adviser has agreed to furnish reports, statistical and research services and recommendations with respect to each Fund's portfolio of investments. In addition, each Adviser provides office facilities to the Funds and performs a variety of administrative services. Each Fund pays the cost of all of its other expenses and liabilities, including expenses and liabilities incurred in connection with maintaining their registration under the Securities Act of 1933, as amended, and the 1940 Act, printing prospectuses (for existing shareholders) as they are updated, state qualifications, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholder meetings and reports to shareholders. Notwithstanding the foregoing, each Adviser will pay the costs of printing and distributing prospectuses used for prospective shareholders.

     The method of computing the investment advisory fee for each Fund is described in such Fund's Prospectus. The advisory fees paid by each of the Funds for the three most recent fiscal periods, or the period from inception, are set forth below:

                   Period from
                   November 1, 1995
                   (Commencement of
                   Operations) through
GLOBAL LEADERS     2/29/96

Advisory Fee       $15,465
Waiver             (15,465)
                   --------
Net Advisory Fee   $      0
                   ========

                   One Month                                      Nine Months
GLOBAL             Period Ended                   Year Ended      Period Ended
                   10/31/95                       9/30/95             9/30/94
Advisory Fee       $55,450                        $ 869,965        $1,133,380
                   ==========                     ==========       ==========
Expense
 Reimbursement     $8,469                         $ 39,432            $     0
                   --------                       --------             ------

                                                  Period From
                                                  September 6, 1994
                  Ten Months                      (Commencement of
EMERGING        Period Ended                      operations) through
MARKETS           10/31/95                        12/31/94
Advisory Fee      $130,542                        $35,047

Waiver            (130,542)                       ($35,047)
Net Advisory Fee  ---------                       --------
               $         0                        $      0
                  ========                        ========

                           Period from
                           September 2, 1994
                           Ten Months                (Commencement of
                           Ended                     operations) through
                           10/31/95                  12/31/94
INTERNATIONAL
EQUITY
Advisory Fee                  $299,412                 $60,885

Waiver                        (212,295)               ($44,928)
                              ---------               --------
Net Advisory Fee               $86,917                 $15,957
                              =========               =========


         Global changed its fiscal year end from December 31 to September 30, and then from September 30 to October 31, during the periods covered by the foregoing table. Accordingly, the investment advisory fees reported in the foregoing table reflect for Global, the period from January 1, 1994 through September 30, 1994, the fiscal year ended September 30, 1995 and one month period ended October 31, 1995.

         In addition, Emerging Markets and International Equity commenced operations on September 6, 1994 and September 2, 1994, respectively. Therefore, the first year's figures set forth in the table above reflect for Emerging Markets and International Equity investment advisory fees paid for the period from commencement of operations through December 31, 1994. Emerging Markets and International Equity then changed their fiscal year-end from December 31 to October 31 during the periods covered by the foregoing table. Accordingly, the investment advisory fees reported in the foregoing table reflect for Emerging Markets and International Equity, the period from January 1, 1995 through October 31, 1995.

         Global Leaders commenced operations on November 1, 1995. Therefore the figures set forth above reflect for Global Leaders the investment advisory fee paid for the period from commencement of operations through February 29, 1996.

         Marvin & Palmer Associates, Inc. earned sub-advisory fees from Emerging Markets for the period from September 6, 1994 (commencement of operations) to December 31, 1994, and the period from January 1, 1995 through October 31, 1995 of $23,133 and $87,463, respectively. Boston International Advisers, Inc. earned sub-advisory fees from International Equity for the period from September 2, 1994 (commencement of operations) to December 31, 1994, and the period from January 1, 1995 through October 31, 1995 of $23,505 and $116,844, respectively.

Expense Limitations

         Each Adviser's fee will be reduced by, or the Adviser will reimburse the Funds for any amount necessary to prevent such expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses, but inclusive of the Adviser's fee) from exceeding the most restrictive of the expense limitations imposed by state securities commissions of the states in which the Funds' shares are then registered or qualified for sale. Reimbursement, when necessary, will be made monthly in the same manner in which the advisory fee is paid. Currently the most restrictive state expense limitation is 2.5% of the first $30,000,000 of the Fund's average daily net assets, 2% of the next $70,000,000 of such assets and 1.5% of such assets in excess of $100,000,000.

         Pursuant to the Sub-Advisory Agreements between FUNB and the sub-advisers, in the event that the Adviser's fee is reduced in order to meet the expense limitations established by certain states, the sub-advisory fee for the sub-adviser to the affected Fund shall be reduced in accordance with the mutual agreement of the Adviser and the sub-adviser.

         In addition, each Adviser has in some instances voluntarily limited (and may in the future limit) expenses of certain of the Funds. For further information, refer to the expense information in the current Prospectus.

     The Investment Advisory Agreements and Sub-Advisory Agreements are terminable, without the payment of any penalty, on sixty days' written notice, by a vote of the holders of a majority of each Fund's outstanding shares, or by a vote of a majority of each Trust's Trustees or by the respective Adviser or Sub-Adviser. The Investment Advisory Agreements and Sub-Advisory Agreements will automatically terminate in the event of their assignment. Each Investment Advisory Agreement and Sub-Advisory Agreement provides in substance that the Adviser or Sub-Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder. The Investment Advisory Agreement with respect to Global was approved by the Fund's shareholders on June 23, 1994, became effective on June 30, 1994, and will continue in effect until June 30, 1996, and thereafter from year to year provided that its continuance is approved annually by a vote of a majority of the Trustees of the Evergreen Equity Trust including a majority of those Trustees who are not parties thereto or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting duly called for the purpose of voting on such approval or a majority of the outstanding voting shares of the Fund. The Investment Advisory Agreement with respect to Global Leaders was approved by the sole shareholder of Global Leaders on September 22, 1995. It became effective on September 29, 1995, and will continue in effect until September 29, 1997, and thereafter, from year to year provided that its continuance is approved annually by a vote of a majority of the Trustees of the Evergreen Equity Trust including a majority of those Trustees who are not parties thereto or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting duly called for the purpose of voting on such approval or a majority of the outstanding voting shares of the Fund. With respect to Emerging Markets and International Equity, the Investment Advisory Agreement dated February 28, 1985 and amended from time to time thereafter, and the Sub-Advisory Agreements dated July 28, 1994, were last approved by the Trustees of Evergreen Investment Trust (formerly, First Union Funds) on April 20, 1995 and each Agreement will continue from year to year with respect to each Fund provided that such continuance is approved annually by a vote of a majority of the Trustees of Evergreen Investment Trust including a majority of those Trustees who are not parties thereto or "interested persons" of any such party cast in person at a meeting duly called for the purpose of voting on such approval or by a vote of a majority of the outstanding voting securities of each Fund.


         Certain other clients of each Adviser may have investment objectives and policies similar to those of the Funds. Each Adviser (including the sub-advisers) may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of each Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including one or more of the Funds) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         Although the investment objectives of the Funds are not the same, and their investment decisions are made independently of each other, they rely upon the same resources for investment advice and recommendations. Therefore, on occasion, when a particular security meets the different investment objectives of the various Funds, they may simultaneously purchase or sell the same security. This could have a detrimental effect on the price and quantity of the security available to each Fund. If simultaneous transactions occur, each Adviser attempts to allocate the securities, both as to price and quantity, in accordance with a method deemed equitable to each Fund and consistent with their different investment objectives. In some cases, simultaneous purchases or sales could have a beneficial effect, in that the ability of one Fund to participate in volume transactions may produce better executions for that Fund.

     Each Fund has adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between each Fund and the other registered investment companies for which either Evergreen Asset or FUNB act as investment adviser, or between the Fund and any advisory clients of Evergreen Asset, FUNB, Lieber, Marvin & Palmer or Boston International. Each Fund may from time to time engage in such transactions but only in accordance with these procedures and if they are equitable to each participant and consistent with each participant's investment objectives.

         Prior to July 7, 1995, Federated Administrative Services, a subsidiary of Federated Investors, provided legal, accounting and other administrative personnel and support services to each of the portfolios of Evergreen Investment Trust. The Trust paid a fee for such services at the following annual rate: .15% on the first $250 million average daily net assets of the Trust; .125% on the next $250 million; .10% on the next $250 million and .075% on assets in excess of $250 million. For the period from September 6, 1994 (commencement of operations) to December 31, 1994, and from January 1, 1995 to July 7, 1995, Emerging Markets incurred $15,890 and $3,922, respectively in administrative service costs, all of which was voluntarily waived. From September 2, 1994 (commencement of operations) to December 31, 1994 and from January 1,

1995 to July 7, 1995, International Equity incurred $16,438 and $16,062, respectively in administrative service costs, all of which was voluntarily waived.

     On July 7, 1995, Evergreen Asset commenced providing administrative services to each of the portfolios of Evergreen Investment Trust. Evergreen Asset provides administrative services to Emerging Markets, International Equity and Global Leaders for a fee based on the average daily net assets of each fund administered by Evergreen Asset for which Evergreen Asset or FUNB also serve as investment adviser, calculated daily and payable monthly at the following annual rates: .050% on the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next $5 billion;
and .010% on assets in excess of $30 billion. For the period July 8, 1995 through October 31, 1995, Emerging Markets and International Equity incurred $1,980 and $8,466, respectively, in administration service costs, all of which was voluntarily waived. Furman Selz LLC, an affiliate of the Distributor, serves as sub- administrator to Emerging Markets, International Equity and Global Leaders and is entitled to receive a fee from each Fund calculated on the average daily net assets of each Fund at a rate based on the total assets of the mutual funds administered by Evergreen Asset for which FUNB or Evergreen Asset also serve as investment adviser, calculated in accordance with the following schedule: .0100% of the first $7 billion; .0075% on the next $3 billion; .0050% on the next $15 billion; and .0040% on assets in excess of $25 billion. The total assets of mutual funds administered by Evergreen Asset for which Evergreen Asset or FUNB serves as investment adviser as of February 29, 1996 were approximately $14.4 billion.

                              DISTRIBUTION PLANS

         Reference is made to "Management of the Funds - Distribution Plans and Agreements" in the Prospectus of each Fund offering Class A, Class B and Class C shares for additional disclosure regarding the Funds' distribution arrangements. Distribution fees are accrued daily and paid monthly on the Class A, Class B and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, and, in the case of Class C shares, without the assessment of a contingent deferred sales charge after the first year following purchase, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and the Class C shares, are the same as those of the front-end sales charge and distribution fee with respect to the Class A shares in that in each case the sales charge and/or distribution fee provide for the financing of the distribution of the Fund's shares.

         Under the Rule 12b-1 Distribution Plans that have been adopted by each Fund with respect to each of their Class A, Class B and Class C shares (each a "Plan" and collectively, the "Plans"), the Treasurer of each Fund reports the amounts expended under the Plan and the purposes for which such expenditures were made to the Trustees of each Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of Trustees who are not "interested persons" of each Trust (as defined in the 1940 Act) are committed to the discretion of such disinterested Trustees then in office.

     Each Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Distributor; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

     Global commenced offering Class A, Class B and Class C shares on January 3, 1995. The plan with respect to the Fund became effective on December 30, 1994 and was initially approved by the sole shareholder of each Class of shares of the Fund with respect to which a Plan was adopted on that date and by the unanimous voting vote of the Trustees of the Trust, including the disinterested Trustees voting separately, at a meeting called for that purpose and held on December 13, 1994. The Distribution Agreement between the Fund and the Distributor, pursuant to which distribution fees are paid under the Plan by the Fund with respect to its Class A, Class B and Class C shares was also approved at the December 13, 1994 meeting by the unanimous vote of the Trustees, including the disinterested Trustees voting separately.

     Global Leaders commenced offering Class A, Class B and Class C shares on May 15, 1996. The Plan with respect to the Fund became effective on February 8, 1996 and was initially approved by the sole shareholder of each Class of shares of the Fund with respect to which a Plan was adopted on that date and by the unanimous vote of the Trustees of the Trust, including the disinterested Trustees voting separately, at a meeting called for that purpose and held on February 8, 1996. The Distribution Agreement between the Fund and the Distributor, pursuant to which distribution fees are paid under the Plan by the Fund with respect to its Class A, Class B and Class C shares was also approved at the February 8, 1996 meeting by the unanimous vote of the Trustees, including the disinterested Trustees voting separately.

     Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods provided, however that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that Class, and, in either case, by a majority of the Trustees of the Trust who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as Trustees of the Trust) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto.

     Prior to July 8, 1995, Federated Securities Corp., a subsidiary of Federated Investors, served as the distributor for Emerging Markets and International Equity as well as other portfolios of Evergreen Investment Trust. The Distribution Agreements between each Fund and the Distributor pursuant to which distribution fees are paid under the Plans by each Fund with respect to its Class A, Class B and Class C shares were approved on June 15, 1995 by the unanimous vote of the Trustees including the disinterested Trustees voting separately.

     The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B and Class C shares. The Plans are designed to (I) stimulate brokers to provide distribution and administrative support services to the Funds and holders of Class A, Class B and Class C shares and (ii) stimulate administrators to render administrative support services to the Funds and holders of Class A, Class B and Class C shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to, providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B and Class C shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B and Class C shares.

     In addition to the Plans, Emerging Markets and International Equity have each adopted a Shareholder Services Plan whereby shareholder servicing agents may receive fees from the Fund for providing services which include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance, and communicating or facilitating purchases and redemptions of Class B and Class C shares of the Fund.

     In the event that a Plan or Distribution Agreement is terminated or not continued with respect to one or more Classes of a Fund, (I) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to that Class or Classes, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution services fees in respect of shares of such Class or Classes through deferred sales charges.

     All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of a Trust or the holders of the Fund's outstanding voting securities, voting separately by Class, and in either case, by a majority of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular Class of shares of a Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the Class affected. With respect to Emerging Markets and International Equity, amendments to the Shareholder Services Plan require a majority vote of the disinterested Trustees but do not require a shareholders vote. Any Plan, Shareholder Services Plan or Distribution Agreement may be terminated (a) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by Class or by a majority vote of the Trustees who are not "interested persons" as defined in the 1940 Act, or (b) by the Distributor.

To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment.


     Emerging Markets incurred distributions fees on behalf of Class A, B, and C shares, respectively, of $505, $2,294, and $163, respectively, from September 6, 1994 (commencement of operations) through December 31, 1994 and incurred $2,083, $10,858, and $240, respectively, for the period January 1, 1995 through October 31, 1995.

     International Equity incurred distribution fees on behalf on Class A, B, and C shares, respectively, of $1,270, $8,718, and $281, respectively, from September 2, 1994 (commencement of operations) through December 31, 1994 and incurred $6,269, $40,874, and $1,422, respectively, for the period January 1, 1995 through October 31, 1995.

     Global incurred distribution fees on behalf of Class A, B, and C shares, of $165, $123, and $37, respectively, for the period February 10, 1995, February 8, 1995, and February 9, 1995, respectively, (commencement of class operations) through September 30, 1995 and incurred $16, $73, and $4, respectively, for the period October 1, 1995 through October 31, 1995. Global also incurred shareholder services fees under the Plan on behalf of Class B, and C shares, of $41, and $12, respectively, for the period February 10, 1995, February 8, 1995 and February 9, 1995, respectively, (commencement of class operations) through September 30, 1995 and incurred $24, and $2, respectively, for the period October 1, 1995 through October 31, 1995.

Shareholder Services Plans - Emerging Markets and International Equity

         Emerging Markets incurred shareholder services fees on behalf of Class B and C shares, of $975 and $54, respectively, from September 6, 1994 (commencement of operations) through December 31, 1994 and incurred $3,620, and $80, respectively, for the period January 1, 1995 through October 31, 1995.

         International Equity incurred shareholder services fees on behalf of Classes B, and C shares, of $2,906 and $93, respectively, from September 2, 1994 (commencement of operations) through December 31, 1994 and incurred $13, 624, and $474, respectively, for the period January 1, 1995 through October 31, 1995.


                              ALLOCATION OF BROKERAGE

         Decisions regarding each Fund's portfolio are made by its Adviser or, in the case of Emerging Markets and International Equity, the sub-advisers, subject to the supervision and control of the Trustees. Orders for the purchase and sale of securities and other investments are placed by employees of the Adviser or sub-advisers, all of whom, in the case of Evergreen Asset, are associated with Lieber. In general, the same individuals perform the same functions for the other funds managed by the Adviser or sub-advisers. A Fund will not effect any brokerage transactions with any broker or dealer affiliated directly or indirectly with the Adviser or sub-advisers unless such transactions are fair and reasonable, under the circumstances, to the Fund's shareholders. Circumstances that may indicate that such transactions are fair or reasonable include the frequency of such transactions, the selection process and the commissions payable in connection with such transactions.

     A substantial portion of the transactions in equity securities for each Fund will occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions will generally be placed directly with a principal market maker, although the Fund may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

     It is anticipated that most purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between the bid and ask price.

     In selecting firms to effect securities transactions, the primary consideration of each Fund shall be prompt execution at the most favorable price. A Fund will also consider such factors as the price of the securities and the size and difficulty of execution of the order. If these objectives may be met with more than one firm, the Fund will also consider the availability of statistical and investment data and economic facts and opinions helpful to the Fund. The extent of receipt of these services would tend to reduce the expenses for which the Adviser, the Sub-Adviser or their affiliates might otherwise have paid.

     No Fund, other than Global, allocated brokerage commissions to firms in exchange for research during the most recent fiscal year. Of the total brokerage commissions paid by Global for its fiscal year ended September 30, 1995, $410,113 or 77% and for the period October 1, 1995 through October 31, 1995, $5,940 or 71% were allocated in exchange for best execution and research.

     Under Section 11(a) of the Securities Exchange Act of 1934, as amended, and the rules adopted thereunder by the SEC, Lieber may be compensated for effecting transactions in portfolio securities for a Fund on a national securities exchange provided the conditions of the rules are met. Each Fund advised by Evergreen Asset has entered into an agreement with Lieber authorizing Lieber to retain compensation for brokerage services. In accordance with such agreement, it is contemplated that Lieber, a member of the

New York and American Stock Exchanges, will, to the extent practicable, provide brokerage services to such Funds with respect to substantially all securities transactions effected on the New York and American Stock Exchanges. In such transactions, each Fund will seek the best execution at the most favorable price while paying a commission rate no higher than that offered to other clients of Lieber or that which can be reasonably expected to be offered by an unaffiliated broker-dealer having comparable execution capability in a similar transaction. However, no Fund will engage in transactions in which Lieber would be a principal. While no Fund advised by Evergreen Asset contemplates any ongoing arrangements with other brokerage firms, brokerage business may be given from time to time to other firms. In addition, the Trustees have adopted procedures pursuant to Rule 17e-1 under the 1940 Act to ensure that all brokerage
transactions  with  Lieber,  as  an  affiliated  broker-dealer,   are  fair  and
reasonable.

         Any profits from brokerage commissions accruing to Lieber as a result of portfolio transactions for Global and Global Leaders will accrue to FUNB and to its ultimate parent, First Union. The Investment Advisory Agreements do not provide for a reduction of the Adviser's fee with respect to any Fund by the amount of any profits earned by Lieber from brokerage commissions generated by portfolio transactions of the Fund.

         The following chart shows: (1) the brokerage commissions paid by Global during its last three fiscal years and for Global Leaders for the period from November 1, 1995 (commencement of investment operations) through February 29, 1996; (2) the amount and percentage thereof paid to Lieber; and (3) the percentage of the total dollar amount of all portfolio transactions with respect to which commissions have been paid which were effected by Lieber:

                               One Month   Twelve Months  Nine Months
GLOBAL                             Ended           Ended        Ended
                                10/31/95         9/30/95      9/30/94
Total Brokerage                   $8,314        $532,714     $917,989
Commissions
Dollar Amount and %               $2,374        $106,123     $174,137
paid to Lieber                       29%             20%          19%
% of Transactions
Effected by Lieber                   36%             31%          33%

                                Four Months
                                      Ended
GLOBAL LEADERS                      2/29/96

Total Brokerage                     $17,753
Commissions
Dollar Amount and %                 $ 5,069
paid to Lieber                          29%
% of Transactions
Effected by Lieber                      51%

     Global changed its fiscal year end from December 31 to September 30, and then from September 30 to October 31, during the periods covered by the forgoing table. Accordingly, the commissions reported in the foregoing table reflect for Global, the period from January 1, 1994 through September 30, 1994, the fiscal year ended September 30, 1995, and the one month period ended October 31, 1995.

     Emerging Markets and International Equity did not pay any commissions to Lieber. Emerging Markets paid commissions on brokerage transactions for the period from September 6, 1994 (commencement of operations) through December 31, 1994, and the period from January 1, 1995 through October 31, 1995, of $41532 and $60,543, respectively. International Equity paid commissions on brokerage transactions for the period from September 2, 1994 (commencement of operations) through December 31, 1994, and the period from January 1, 1995 through October 1, 1995 of $16,438 and $71,508, respectively.


                           ADDITIONAL TAX INFORMATION
                 (See also "Dividends, Distributions and Taxes"
                               in the Prospectus)

     Each Fund has qualified and intends to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; (b) derive less than 30% of its gross income from the sale or other disposition of securities, options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the RIC's principal business of investing in securities (or options and futures with respect thereto) held for less than three months; and (C) diversify its holdings so that, at the end of each quarter of its taxable year, (I) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, a Fund is not subject to Federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

         Dividends paid by a Fund from investment company taxable income generally will be taxed to the shareholders as ordinary income. Investment company taxable income includes net investment income and net realized short-term gains (if any). Any dividends received by a Fund from domestic corporations will constitute a portion of the Fund's gross investment income. It is anticipated that this portion of the dividends paid by a Fund (other than distributions of securities profits) will qualify for the 70% dividends-received deduction for corporations. Shareholders will be informed of the amounts of dividends which so qualify.

         Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders (who are not exempt from tax) as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders. Short-term capital gains distributions are taxable to shareholders who are not exempt from tax as ordinary income. Such distributions are not eligible for the dividends-received deduction. Any loss recognized upon the sale of shares of a Fund held by a shareholder for six months or less will be treated as a long-term capital loss to the extent that the shareholder received a long-term capital gain distribution with respect to such shares.

         Distributions of investment company taxable income and any net short-term capital gains will be taxable as ordinary income as described above to shareholders (who are not exempt from tax), whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date.

         Distributions by each Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable as ordinary income or capital gain as described above to shareholders (who are not exempt from tax), even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive what is in effect a return of capital upon the distribution which will nevertheless be taxable to shareholders subject to taxes.

         Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the investor's hands and will be a long-term capital gain or loss if the shares have been held for more than one year. Generally, any loss realized on a sale or exchange will be disallowed to the extent shares disposed of are replaced within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be disallowed to the extent of any exempt interest dividends received by the shareholder with respect to such shares, and will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her Federal income tax return. Each shareholder should consult his or her own tax adviser to determine the state and local tax implications of Fund distributions.

     Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% Federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisers about the applicability of the backup withholding provisions. The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisers regarding specific questions relating to Federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 31% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

Special Tax Considerations

     Each Fund maintains accounts and calculates income in U.S. dollars. In general, gains or losses on the disposition of debt securities denominated in a foreign currency that are attributable to fluctuations in exchange rates between the date the debt security is acquired and the date of disposition, gains and losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities, and gains and losses from the disposition of foreign currencies and foreign currency forward contracts will be treated as ordinary income or loss. These gains or losses increase or decrease, respectively, the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

         Each Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) are subject to special provisions of the Code that, among other things, may affect the character of gains and losses of the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. Federal income and excise taxes. Each Fund will monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules. The Funds anticipate that their hedging activities will not adversely affect their regulated investment company status.

         Income received by a Fund from sources within various foreign countries may be subject to foreign income tax. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (I) to treat a proportionate share of dividends paid by the Fund which represent foreign source income received by the Fund plus the foreign taxes paid by the Fund as foreign source income; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against Federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

         Each Fund intends to meet for each taxable year the requirements of the Code to "pass through" to its shareholders foreign income taxes paid if it is determined by its Adviser to be beneficial to do so. There can be no assurance that the Fund will be able to pass through foreign income taxes paid. Each shareholder will be notified within 60 days after the close of each taxable year of the Fund whether the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (I) the foreign taxes paid and (ii) the Fund's gross income from foreign sources. Of course, shareholders who are not liable for Federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

         Each Fund may invest in certain entities that may qualify as "passive foreign investment companies". Generally, the income of such companies may become taxable to the Fund prior to the receipt of distributions, or, alternatively, income taxes and interest charges may be imposed on the Fund on "excess distributions" received by the Fund or on gain from the disposition of such investments by the Fund. In addition, gains from the sale of such investments held for less than three months will count toward the 30% of gross income test described above. Each Fund will take steps to minimize income taxes and interest charges arising form such investments, and will monitor such investments to insure that the Fund complies with the 30% of gross income test. Proposed tax regulations, if they become effective, will allow the Funds to mark to market and recognize gains on such investments at each Fund's taxable year end. The Funds would not be subject to income tax on these gains if they are distributed subject to these proposed rules.


                                 NET ASSET VALUE

         The following information supplements that set forth in each Fund's Prospectus under the subheading "How to Buy Shares - How the Funds Value Their Shares" in the Section entitled "Purchase and Redemption of Shares".


         The public offering price of shares of a Fund is its net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as more fully described in the Prospectus. See "Purchase of Shares - Class A Shares - Front-End Sales Charge Alternative ". On each Fund business day on which a purchase or redemption order is received by a Fund and trading in the types of securities in which a Fund invests might materially affect the value of Fund shares, the per share net asset value of each such Fund is computed in accordance with the Declaration of Trust and By-Laws governing each Fund as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday, exclusive of national holidays on which the Exchange is closed and Good Friday. For each Fund, securities for which the primary market is on a domestic or foreign exchange and over-the-counter securities admitted to trading on the NASDAQ National List are valued at the last quoted sale or, if no sale, at the mean of closing bid and asked price and portfolio bonds are presently valued by a recognized pricing service when such prices are believed to reflect the fair value of the security. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. If accurate quotations are not available, securities will be valued at fair value determined in good faith by the Board of Trustees.

         The respective per share net asset values of the Class A, Class B, Class C and Class Y shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A shares (and, in turn, that of Class A shares may be lower than Class Y shares) as a result of the greater daily expense accruals, relative to Class A and Class Y shares, of Class B and Class C shares relating to distribution services fees (and, with respect to Emerging Market and International Equity shareholder service fee) and, to the extent applicable, transfer agency fees and the fact that Class Y shares bear no additional distribution, shareholder service or transfer agency related fees. While it is expected that, in the event each Class of shares of a Fund realizes net investment income or does not realize a net operating loss for a period, the per share net asset values of the four classes will tend to converge immediately after the payment of dividends, which dividends will differ by approximately the amount of the expense accrual differential among the Classes, there is no assurance that this will be the case. In the event one or more Classes of a Fund experiences a net operating loss for any fiscal period, the net asset value per share of such Class or Classes will remain lower than that of Classes that incurred lower expenses for the period.

         To the extent that any Fund invests in non-U.S. dollar denominated securities, the value of all assets and liabilities will be translated into United States dollars at the mean between the buying and selling rates of the currency in which such a security is denominated against United States dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Fund. The Trustees will monitor, on an ongoing basis, a Fund's method of valuation. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York. In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in a Fund's calculation of net asset value unless the Trustees deem that the particular event would materially affect net asset value, in which case an adjustment will be made. Securities transactions are accounted for on the trade date, the date the order to buy or sell is executed. Dividend income and other distributions are recorded on the ex-dividend date, except certain dividends and distributions from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date.



                                      PURCHASE OF SHARES

         The following information supplements that set forth in each Fund's Prospectus under the heading "Purchase and Redemption of Shares - How To Buy Shares."

General

         Shares of each Fund will be offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase (the "front-end sales charge alternative"), with a contingent deferred sales charge (the deferred sales charge alternative"), or without any front-end sales charge, but with a contingent deferred sales charge imposed only during the first year after purchase (the "level-load alternative"), as described below. Class Y shares which, as described below, are not offered to the general public, are offered without any front-end or contingent sales charges. Shares of each Fund are offered on a continuous basis through (I) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Distributor ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Distributor ("selected agents"), or (iii) the Distributor. The minimum for initial investments is $1,000; there is no minimum for subsequent investments. The subscriber may use the Share Purchase Application available from the Distributor for his or her initial investment. Sales personnel of selected dealers and agents distributing a Fund's shares may receive differing compensation for selling Class A, Class B or Class C shares.

         Investors may purchase shares of a Fund in the United States either through selected dealers or agents or directly through the Distributor. A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         Each Fund will accept unconditional orders for its shares to be executed at the public offering price equal to the net asset value next determined (plus for Class A shares, the applicable sales charges), as described below. Orders received by the Distributor prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus for Class A shares the sales charges). In the case of orders for purchase of shares placed through selected dealers or agents, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer or agent receives the order prior to the close of regular trading on the Exchange and transmits it to the Distributor prior to its close of business that same day (normally 5:00 p.m. Eastern time). The selected dealer or agent is responsible for transmitting such orders by 5:00 p.m. If the selected dealer or agent fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer or agent. If the selected dealer or agent receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

Alternative Purchase Arrangements

     Each Fund issues four classes of shares: (I) Class A shares, which are sold to investors choosing the front-end sales charge alternative; (ii) Class B shares, which are sold to investors choosing the deferred sales charge alternative; (iii) Class C shares, which are sold to investors choosing the level-load sales charge alternative; and (iv) Class Y shares, which are offered only to (a) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (b) certain investment advisory clients of the Advisers and their affiliates, and (C) institutional investors. The four classes of shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (I) Class A, Class B and Class C shares are subject to a Rule 12b-1 distribution fee, (II) Class B and Class C shares of Emerging Markets and International Equity are subject to a shareholder service fee, (III) Class A shares bear the expense of the front-end sales charge and Class B and Class C shares bear the expense of the deferred sales charge, (IV) Class B shares and Class C shares each bear the expense of a higher Rule 12b-1 distribution services fee and shareholder service fee than Class A shares and, in the case of Class B shares, higher transfer agency costs,
(V) with the exception of Class Y shares, each Class of each Fund has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services (and, to the extent applicable, shareholder service) fee is paid which relates to a specific Class and other matters for which separate Class voting is appropriate under applicable law, provided that, if the Fund submits to a simultaneous vote of Class A, Class B and Class C shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, the Class A shareholders and the Class B and Class C shareholders will vote separately by Class, and (VI) only the Class B shares are subject to a conversion feature. Each Class has different exchange privileges and certain different shareholder service options available.

         The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services (and, to the extent applicable, shareholder service) fee and contingent deferred sales charges on Class B shares prior to conversion, or the accumulated distribution services (and, to the extent applicable, shareholder service) fee on Class C shares, would be less than the front-end sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class B and Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at the lowest applicable sales charge. For this reason, the Distributor will reject any order (except orders for Class B shares from certain retirement plans) for more than $2,500,000 for Class B or Class C shares.

         Class A shares are subject to a lower distribution services fee and no shareholder service fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because front-end sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced front-end sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution (and, to the extent applicable, shareholder service) charges on Class B shares or Class C shares may exceed the front-end sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such front-end sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution services (and, to the extent applicable, shareholder service) fees and, in the case of Class B shares, being subject to a contingent deferred sales charge for a seven-year period. For example, based on current fees and expenses, an investor subject to the 4.75% front-end sales charge would have to hold his or her investment approximately seven years for the Class B and Class C distribution services (and, to the extent applicable, shareholders service) fees, to exceed the front-end sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class B and Class C distribution services (and, to the extent applicable, shareholder service) fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the seven year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         With respect to each Fund, the Trustees have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Class Y shares. On an ongoing basis, the Trustees, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Front-end Sales Charge Alternative--Class A Shares

         The public offering price of Class A shares for purchasers choosing the front-end sales charge alternative is the net asset value plus a sales charge as set forth in the Prospectus for each Fund.

         Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Fund receives the entire net asset value of its Class A shares sold to investors. The Distributor's commission is the sales charge set forth in the Prospectus for each Fund, less any applicable discount or commission "reallowed" to selected dealers and agents. The Distributor will reallow discounts to selected dealers and agents in the amounts indicated in the table in the Prospectus. In this regard, the Distributor may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Distributor.

         Set forth below is an example of the method of computing the offering price of the Class A shares of each Fund. The example assumes a purchase of Class A shares of a Fund aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of Class A shares of each Fund at the end of each Fund's latest fiscal year.

                Net     Per Share              Offering
                Asset   Sales                  Price
                Value   Charge      Date       Per Share

Emerging
Markets         $7.90   $.39        10/31/95   $8.29

International   $9.58   $.48        10/31/95   $10.06
Equity

Global          $11.58  $.58        10/31/95   $12.16


Global Leaders  $       $.           2/29/96   $

     Prior to January 3, 1995, shares of Global were offered exclusively on a no-load basis and, accordingly, no underwriting commissions were paid in respect of sales of shares of the Fund or retained by the Distributor. In addition, since Class B and Class C shares were not offered prior to January 3, 1995, contingent deferred sales charges have been paid to the Distributor with respect to Class B or Class C shares only since January 3, 1995.

     Prior to May 15, 1996, shares of Global Leaders were offered exclusively on a no-load basis and, accordingly, no underwriting commissions have been paid in respect of sale of shares of the Fund or retained by the Distributor.

     The commissions on behalf of Global and Global Leaders were paid to and retained by Evergreen Funds Distributor, the principal underwriter of Global and Global Leaders .

     The commissions on behalf of Emerging Markets and International Equity were paid to and retained by Federated Securities Corp, the principal underwriter of the portfolios of Evergreen Investment Trust up to July 7, 1995, and paid to and retained by Evergreen Funds Distributor (the "Distributor") who, effective July 7, 1995, became the principal underwriter of the portfolios of Evergreen Investment Trust.

                            Period From
                            January 1, 1995
                            to October 31,
                            1995

Global:
  Commissions Received        $
  Commissions Retained




Global Leaders:
  Commissions Received     N/A
  Commissions Retained     N/A


                            Period From      Period From      Period From
                            July 7, 1995     January 1,       September 6,
                            to October 31,   1995 to July     1994 to December
                            1995             6, 1995          31, 1994

Emerging Markets:
  Commissions Received        $4,835         $3,194           $11,000
  Commissions Retained           561            388           -------



                           Period From       Period From      Period From
                           July 7, 1995      January 1,       September 2,
                           To October 31,    1995 to July     1994 to December
                           1995              6, 1995          31, 1994

International Equity:
  Commissions Received     $24,198           $12,195             $6,000
  Commissions Retained       2,958           1,470               $1,000

         Investors  choosing the front-end  sales charge  alternative  may under certain circumstances be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions by combining purchases of shares of one or more Evergreen mutual funds other than money market funds into a single "purchase", if the resulting "purchase" totals at least $100,000. The term "purchase" refers to:
(i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company", as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of a Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any Evergreen mutual fund. Currently, the Evergreen mutual funds include:

     Evergreen Fund
     Evergreen Global Real Estate  Equity Fund
     Evergreen Global  Leaders Fund
     Evergreen U.S. Real Estate Equity Fund
     The Evergreen  Limited Market Fund, Inc.
     Evergreen Growth and Income Fund
     Evergreen Total Return Fund
     Evergreen American  Retirement  Fund
     Evergreen Small Cap Equity Income Fund
     Evergreen Tax Strategic Foundation Fund
     Evergreen Short-Intermediate  Municipal Fund
     Evergreen Short-Intermediate  Municipal Fund-CA
     Evergreen Tax Exempt Money Market Fund
     Evergreen Money Market Fund
     Evergreen Foundation Fund
     Evergreen Florida High Income  Municipal Bond Fund
     Evergreen Aggressive  Growth Fund
     Evergreen Balanced Fund*
     Evergreen Utility Fund*
     Evergreen Value Fund*
     Evergreen U.S.  Government  Fund*
     Evergreen Short  Intermediate  Bond Fund
     Evergreen Emerging Markets Growth Fund*

     Evergreen International Equity Fund*
     Evergreen Treasury Money Market Fund*
     Evergreen Florida  Municipal Bond Fund*
     Evergreen Georgia  Municipal Bond Fund*
     Evergreen North  Carolina  Municipal  Bond  Fund*
     Evergreen South Carolina  Municipal  Bond Fund*
     Evergreen Virginia  Municipal  Bond Fund*
     Evergreen High Grade Tax Free Fund*
     Evergreen Intermediate   Term  Government   Securities  Fund**
     Evergreen Intermediate Term Bond Fund**
     Evergreen Pennsylvania Tax Free Money Market Fund***
     Evergreen New Jersey Tax Free Income  Fund***
     Evergreen VA Fund
     Evergreen VA Growth and Income Fund
     Evergreen VA Foundation Fund

*  Prior  to July 7,  1995,  each  Fund  was  named  "First  Union"  instead  of
"Evergreen."

** Prior to January 19, 1996, each Fund was a series of The FFB Lexicon Fund

*** Prior to January 19, 1996, each Fund was a series of  FFB Funds Trust


         Prospectuses for the Evergreen mutual funds may be obtained without charge by contacting the Distributor or the Advisers at the address or telephone number shown on the front cover of this Statement of Additional Information.

     Cumulative  Quantity  Discount  (Right  of  Accumulation).   An  investor's
purchase of additional Class A shares of a Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

                  (i)  the investor's current purchase;

                  (ii) the net asset value (at the close of business on the previous day) of (a) all Class A, Class B and Class C shares of the Fund held by the investor and (b) all such shares of any other Evergreen mutual fund held by the investor; and

                  (iii) the net asset value of all shares described in paragraph
                  (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).


         For example, if an investor owned Class A, Class B or Class C shares of an Evergreen mutual fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of a Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 3.00% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.75% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Distributor with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the Prospectus by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B and/or Class C shares) of the Fund or any other Evergreen mutual fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of Class A, Class B, or Class C shares of the Fund or any other Evergreen mutual fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Evergreen mutual funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Evergreen mutual fund, to qualify for the 3.75% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

     The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional shares of the Fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Share Purchase Application. Current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting a Fund at the address or telephone number shown on the cover of this Statement of Additional Information.

         Investments Through Employee Benefit and Savings Plans. Certain qualified and non-qualified benefit and savings plans may make shares of the Evergreen mutual funds available to their participants. Investments made by such employee benefit plans may be exempt from any applicable front-end sales charges if they meet the criteria set forth in the Prospectus under "Class A Shares-Front End Sales Charge Alternative". The Advisers may provide compensation to organizations providing administrative and record keeping services to plans which make shares of the Evergreen mutual funds available to their participants.

         Reinstatement Privilege. A Class A shareholder who has caused any or all of his or her shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that such reinvestment is made within 30 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund. The reinstatement privilege may be used by the shareholder only once, irrespective of the number of shares redeemed or repurchased, except that the privilege may be used without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Fund to his or her individual retirement account or other qualified retirement plan account. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. In addition to the categories of investors set forth in the Prospectus, each Fund may sell its Class A shares at net asset value, i.e., without any sales charge, to: (I) certain investment advisory clients of the Advisers or their affiliates; (ii) officers and present or former Trustees of the Trusts; present or former trustees of other investment companies managed by the Advisers; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) certain employee benefit plans for employees of the Advisers, the Distributor and their affiliates; (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer and approved by the Distributor, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliate or agent, for service in the nature of investment advisory or administrative services. These provisions are intended to provide additional job-related incentives to persons who serve the Funds or work for companies associated with the Funds and selected dealers and agents of the Funds. Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort. Similarly, these provisions extend the privilege of purchasing shares at net asset value to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Funds and the Distributor.


Deferred Sales Charge Alternative--Class B Shares

     Investors choosing the deferred sales charge alternative purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without a front-end sales charge so that the full amount of the investor's purchase payment is invested in the Fund initially.

         Proceeds from the contingent deferred sales charge are paid to the Distributor and are used by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee (and, with respect to Emerging Markets and International Equity, the shareholder service fee) enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee (and, with respect to Emerging Markets and International Equity, the shareholder service fee) incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares which are redeemed within seven years of purchase will be subject to a contingent deferred sales charge at the rates set forth in the Prospectus charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no contingent deferred sales charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

         In determining the contingent deferred sales charge applicable to a redemption, it will be assumed, that the redemption is first of any Class A shares or Class C shares in the shareholder's Fund account, second of Class B shares held for over seven years or Class B shares acquired pursuant to reinvestment of dividends or distributions and third of Class B shares held longest during the seven-year period.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares, 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, of the $600 of the shares redeemed $400 of the redemption proceeds (40 shares x $10 original purchase price) will be charged at a rate of 4.0% (the applicable rate in the second year after purchase for a contingent deferred sales charge of $16).

         The contingent deferred sales charge is waived on redemptions of shares
(I) following the death or disability, as defined in the Code, of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2.

         Conversion Feature. At the end of the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee (and, with respect to Emerging Markets and International Equity, the shareholder service fee) imposed on Class B shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Distributor to have been compensated for the expenses associated with the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

     The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee (and, with respect to Emerging Markets and International Equity, shareholder service fee) and transfer agency costs with respect to Class B shares does not result in the dividends or distributions payable with respect to other Classes of a Fund's shares being deemed "preferential dividends" under the Code, and (ii) the conversion of Class B shares to Class A shares does not constitute a taxable event under Federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee (and, with respect to Emerging Markets and International Equity, shareholder services fee) for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Level-Load Alternative--Class C Shares

     Investors choosing the level load sales charge alternative purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a front-end sales charge. However, you will pay a 1.0% contingent deferred sales charge if you redeem shares during the first year after purchase. No charge is imposed in connection with redemptions made more than one year from the date of purchase. Class C shares are sold without a front-end sales charge so that the Fund will receive the full amount of the investor's purchase payment and after the first year without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee (and, with respect to Emerging Markets and International Equity, shareholder service fee) enables the Fund to sell Class C shares without either a front-end. However, unlike Class B shares, Class C shares do not convert to any other class shares of the Fund. Class C shares incur higher distribution services fees (and, with respect to Emerging Markets and International Equity, shareholder service fees) than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

Class Y Shares

     Class Y shares are not offered to the general public and are available only to (i) persons who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (ii) certain investment advisory clients of the Advisers and their affiliates, and (iii) institutional investors. Class Y shares do not bear any Rule 12b-1 distribution expenses and are not subject to any front-end or contingent deferred sales charges.


                            GENERAL INFORMATION ABOUT THE FUNDS

(See also "Other Information - General Information" in each Fund's Prospectus)

Capitalization and Organization

     The Evergreen Emerging Markets Growth Fund and Evergreen International Equity Fund, which prior to July 7, 1995 were known as the First Union Emerging Markets Growth Portfolio and First Union International Equity Portfolio, are each separate series of Evergreen Investment Trust, a Massachusetts business trust. On July 7, 1995, First Union Funds changed its name to Evergreen Investment Trust. On December 14, 1992, The Salem Funds changed its name to First Union Funds. The Evergreen Global Real Estate Equity Fund and

Evergreen Global Leaders Fund are each separate series of Evergreen Equity Trust (formerly Evergreen Real Estate Equity Trust), a Massachusetts business trust. The above-named Trusts are individually referred to in this Statement of Additional Information as the "Trust" and collectively as the "Trusts". Each Trust is governed by a board of trustees. Unless otherwise stated, references to the "Board of Trustees" or "Trustees" in this Statement of Additional Information refer to the Trustees of all the Trusts.

     Global and Global Leaders may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Emerging Markets and International Equity may issue an unlimited number of shares of beneficial interest without par value. All shares of these Funds have equal rights and privileges. Each share is entitled to one vote, to participate equally in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of these Funds are fully paid, nonassessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share.

         Under each Trust's Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee upon a vote of two-thirds of the outstanding shares of beneficial interest of the Trust. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. As a result, normally no annual or regular meetings of shareholders will be held, unless otherwise required by the Declaration of Trust of each Trust or the 1940 Act.

         Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and in such event the holders of the remaining shares so voting will not be able to elect any Trustees.

         The Trustees of each Trust are authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, in the future, for reasons such as the desire to establish one or more additional portfolios of a Trust with different investment objectives, policies or restrictions, additional series of shares may be created by one or more Funds. Any issuance of shares of another series or class would be governed by the 1940 Act and the law of the Commonwealth of Massachusetts. If shares of another series of a Trust were issued in connection with the creation of additional investment portfolios, each share of the newly created portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Investment Advisory Agreement and changes in investment policy, shares of each portfolio would vote separately.

         In addition any Fund may, in the future, create additional classes of shares which represent an interest in the same investment portfolio. Except for the different distribution related and other specific costs borne by such additional classes, they will have the same voting and other rights described for the existing classes of each Fund.

     Procedures for calling a shareholders meeting for the removal of the Trustees of each Trust, similar to those set forth in Section 16(c) of the 1940 Act will be available to shareholders of each Fund. The rights of the holders of shares of a series of a Fund may not be modified except by the vote of a majority of the outstanding shares of such series.

     An order has been received from the SEC permitting the issuance and sale of multiple classes of shares representing interests in each Fund. In the event a Fund were to issue additional Classes of shares other than those described herein, no further relief from the SEC would be required.


Distributor

         Evergreen Funds Distributor, Inc. (the "Distributor"), 230 Park Avenue, New York, New York 10169, serves as each Fund's principal underwriter, and as such may solicit orders from the public to purchase shares of any Fund. The Distributor is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the Agreement between the Fund and the Distributor, the Fund has agreed to indemnify the Distributor, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act of 1933, as amended.


Counsel

         Sullivan & Worcester LLP, Washington, D.C., serves as counsel to the Funds.

Independent Auditors

         Price Waterhouse LLP has been selected to be the independent auditors of Global and Global Leaders.

         KPMG Peat Marwick LLP has been selected to be the independent auditors of Emerging Markets and International Equity.


                          PERFORMANCE INFORMATION

Total Return

         From time to time a Fund may advertise its "total return". Computed separately for each class, the Fund's "total return" is its average annual compounded total return for recent one, five, and ten-year periods (or the period since the Fund's inception). The Fund's total return for such a period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of such investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charge applicable to purchases of Fund shares is assumed to have been paid. The Fund will include performance data for Class A, Class B, Class C and Class Y shares in any advertisement or information including performance data of the Fund.

         The shares of Global outstanding prior to January 3, 1995, have been reclassified as Class Y shares. Set forth in the table below is the average annual compounded total return for each Class of shares offered by Global, Emerging Markets and International Equity for the most recently completed one and five year fiscal periods and the period from inception through October 31, 1995, and the average annual compounded total return for the Class Y shares offered by Global Leaders for the period from November 1, 1995 (commencement of investment operations) through February 29, 1996.


                                        From
Global          1 Year     5 Years      2/1/89
                 Ended       Ended      (inception)
              10/31/95    10/31/95      to 10/31/95

Class A       (14.05%)    7.18%            3.01%
Class B       (14.43%)    7.84%            3.56%
Class C       (11.01%)    8.14%            3.69%
Class Y       ( 9.68%)    8.25%            3.77%



Emerging        Ten Months              From 9/6/94
Markets         Ended                   (inception)
                10/31/95                to 10/31/95

Class A         (7.90%)                     (21.85%)
Class B         (8.61%)                     (21.75%)
Class C         (4.88%)                     (19.02%)
Class Y         (3.06%)                     (18.30%)



International   Ten Months               From 9/6/94
Equity          Ended                    (inception)
                10/31/95                 to 10/31/95

Class A         (3.75%)                      (7.46%)
Class B         (4.47%)                      (7.34%)
Class C         ( .47%)                      (4.04%)
Class Y          1.25%                       (3.30%)

Global Leaders             From 11/1/95
                           (Inception)to
                           2/29/96

Class Y                    8.73%

         The performance numbers for Global and Global Leaders for the Class A, Class B and Class C shares are hypothetical numbers based on the performance for Class Y shares as adjusted for any applicable front-end sales charge or contingent deferred sales charge.

         A Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in a Fund's portfolio and its expenses. Total return information is useful in reviewing a Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in a Fund is not fixed and will fluctuate in response to prevailing market conditions.

YIELD CALCULATIONS

         From time to time, a Fund may quote its yield in advertisements or in reports or other communications to shareholders. Yield quotations are expressed in annualized terms and may be quoted on a compounded basis. Yields are computed by dividing the Fund's interest income (as defined in the SEC yield formula) for a given 30-day or one month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value per share at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate.

The formula for calculating yield is as follows:

                           YIELD = 2[(a-b+1)6-1]
                                      cd

Where    a = Interest earned during the period
         b = Expenses accrued for the period (net of reimbursements) c = The average daily number of shares outstanding during the period that were entitled to receive dividends
         d = The maximum  offering price per share on the last day of the period

          Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Gains and losses generally are excluded from the calculation. Income calculated for purposes of determining a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yields quoted for a Fund may differ from the rate of distributions a Fund paid over the same period, or the net investment income reported in a Fund's financial statements.

         Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Funds'
investment portfolios, portfolio maturity, operating expenses and market conditions.

         It should be recognized that in periods of declining interest rates the yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

         The yield Global, Emerging Markets and International Equity for the thirty-day period ended October 31, 1995 for each Class of shares offered by the Funds, and of Global Leaders for the thirty day period ended February 29, 1996 for its Class Y Shares, is set forth in the table below:

            10/31/95  Global  Class A 1.27%  Class B .51%  Class C .45%  Class Y
1.34%

Emerging Markets Class A (.30%) Class B (1.06%) Class C (1.05%) Class Y ( .05%)

International Equity Class A 2.04% Class B 1.29% Class C 1.29% Class Y 2.28%

                           Thirty Days
                           Ended 2/29/96
Global Leaders
  Class Y                    0.42%

Non-Standardized Performance

         In addition to the performance information described above, a Fund may provide total return information for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

GENERAL

         From time to time, a Fund may quote its performance in advertising and other types of literature as compared to the performance of the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Russell 2000 Index, Europe, Australia and Far East index, Morgan Stanley Capital International Equity Emerging Markets Free Index or any other commonly quoted index of common stock prices, which are unmanaged indices of selected common stock prices. A Fund's performance may also be compared to those of other mutual funds having similar objectives. This comparative performance would be expressed as a ranking prepared by Lipper Analytical Services, Inc. or similar independent services monitoring mutual fund performance. A Fund's performance will be calculated by assuming, to the extent applicable, reinvestment of all capital gains distributions and income dividends paid. Any such comparisons may be useful to investors who wish to compare a Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results.

Additional Information

     All shareholder inquiries may be directed to the shareholder's broker or to each Adviser at the address or telephone number shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Trusts with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the Securities and Exchange Commission in Washington, D.C.


                             FINANCIAL STATEMENTS

     Each Fund's (other than Global Leaders') financial statements appearing in their most current fiscal year Annual Report to shareholders and the report thereon of the independent auditors appearing therein, namely Price Waterhouse LLP (in the case of Global) or KPMG Peat Marwick LLP (in the case of Emerging Markets and International Equity) are incorporated by reference in this Statement of Additional Information. The Annual Reports to Shareholders for each Fund, which contain the referenced statements, are available upon request and without charge. The initial audited financial statement as of September 7, 1995 and the report thereon of Price Waterhouse LLP appearing therein, and unaudited financial statement covering the period from November 1, 1995 (commencement of investment operations) through February 29, 1996 of Global Leaders are included in this Statement of Additional Information.

EVERGREEN GLOBAL LEADERS FUND

STATEMENT OF ASSETS AND LIABILITIES                  (audited)

September 7, 1995

Assets:

        Cash                                 $   1,000

        Deferred organizational expenses        44,500

                Total assets                    45,500


Liabilities:

        Organizational expenses payable                                44,500


Net assets:

        Paid-in Capital                           1,000

        Net assets                             $  1,000



Net asset value per share (100 shares of
 beneficial interest issued and outstanding)     $10.00





See accompanying notes to financial statements.

EVERGREEN GLOBAL LEADERS FUND

NOTES TO FINANCIAL STATEMENTS

September 7, 1995

Note 1 - Organization



Evergreen Global Leaders Fund (the "Fund") is a newly organized, separate investment series of Evergreen Equity Trust (the "Trust"), a Massachusetts business trust. The Fund is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, diversified management company. The Fund has had no operations other than the sale of 100 shares of Class Y shares of beneficial interest to Stephen A. Lieber, Chairman of Evergreen Asset Management Corp. ("Evergreen Asset"). Evergreen Asset is a related party to Capital Management Group of First Union Bank of North Carolina ("First Union"). First Union has agreed to advance all of the costs incurred and to be incurred in connection with the organization and initial registration of the Fund and the Fund has agreed to reimburse First Union for such costs. These costs have been deferred and will be amortized by the Fund over a period of benefit not to exceed 60 months from the date the Fund commences operations.



Note 2 - Investment Advisory and Administration Agreements



The Fund has agreed to enter into an investment advisory agreement with Evergreen Asset pursuant to which Evergreen Asset will manage the Fund's investments, subject to the authority of the Fund's Trustees. In consideration of Evergreen Asset performing its obligations, the Fund will pay to Evergreen Asset an investment advisory fee accrued daily and payable monthly, at an annual rate of .95 of 1% of the Fund's daily net assets. Evergreen Asset has agreed to limit the Fund's aggregate operating expenses to 1.50% of average net assets until the Fund reaches net assets of $15 million.

Evergreen Asset has agreed to furnish the Fund with administrative services and will supervise the Fund's daily business affairs. The Fund will pay Evergreen Asset an administration fee accrued daily and payable monthly, at a rate based on the average daily net assets of all of the Funds administered by Evergreen Asset for which either Evergreen Asset or First Union serves as investment adviser. The fee is calculated daily and payable monthly at the following annual rates: .050% on the first $7 billion, .035% on the next $3 billion, .030% on the next $5 billion, .020% on the next $10 billion, .015% on the next $5 billion,
 .010% on assets in excess of $30 billion.

Furman Selz Incorporated will serve as sub-administrator and will pay the cost of compensation of the officers of the Fund. The Fund will pay Furman Selz a fee based on the average daily net assets of all of the Funds administered by Evergreen Asset for which either Evergreen Asset or First Union serves as investment adviser. The fee is calculated daily and payable monthly at the following annual rates:
 .010% on the first $7 billion, .0075% on the next $3 billion, .005% on the next $15 billion, .004% on assets in excess of $25 billion. Evergreen Funds Distributor Inc., a wholly owned subsidiary of Furman Selz, will be the Fund's distributor.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Evergreen Global Leaders Fund

     In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of Evergreen Global Leaders Fund (the "Fund"), a series of Evergreen Equity Trust, at September 7, 1995, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted acoounting standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
1177 Avenue of the Americas
New York, N.Y.   10036
September 7, 1995








-------------------------------------------------------------------------------
                       EVERGREEN GLOBAL LEADERS FUND

                          STATEMENT OF INVESTMENTS
                             FEBRUARY 29, 1996
                                (unaudited)
-------------------------------------------------------------------------------

       Shares                                                         Value
     ===========                                                    ===========

     Common Stocks  -  96.3%

                   Australia  -  2.0%

         10,000    Arnotts Ltd.                                        $65,591

          9,700    Incitec Ltd.                                         45,604

                                                                    -----------
                                                                       111,195
                                                                    -----------


                   Belgium  -  1.2%

            200    Colruyt SA                                           64,130
                                                                    -----------


                   Canada  -  2.8%

          8,000    DuPont Canada, Inc.                                 157,446
                                                                    -----------


                   France  -  8.3%

            600    Cetelem                                             126,198

            600    LAPEYRE SA                                           34,288

            500    Promodes, Inc.                                      136,318

            150    Sagem Company SA                                     97,893

            600    Television Francaise 1                               64,170

                                                                    -----------
                                                                       458,867
                                                                    -----------


                   Germany  -  12.0%

            100    ALTANA AG                                            66,610

             50    Hugo Boss                                            51,694

             50    Rheinelektra AG                                      42,035

          6,000    RWE AG                                              249,272

          1,300    SAP AG                                              202,047

            100    Sudzucker AG                                         52,986

                                                                    -----------
                                                                       664,644
                                                                    -----------


                   Hong Kong  -  4.1%

          8,000    Cheung Kong (Holdings) Ltd.                          55,621

          4,500    China Light & Power                                  21,071

                   Henderson Land Development
          6,000      Company Ltd.                                       43,462

          4,300    Hong Kong Telecommunication
                      Sponsored ADR                                     82,775

          7,000    Kumagai Gumi (Hong Kong) Ltd.                         6,429

          2,000    New Asia Realty Ltd.                                  5,873

          3,000    Tai Cheung Holdings Ltd.                              2,678

          2,000    Television Broadcasts Ltd.                            7,606

                                                                    -----------
                                                                       225,515
                                                                    -----------


                   Italy  -  5.8%

          5,400    Benneton Group SpA ADS                              124,875

          1,500    Industrie Natuzzi SpA ADS                            75,000

          1,700    Luxottica Group SpA ADS                             119,425

                                                                    -----------
                                                                       319,300
                                                                    -----------


                   Japan  -  11.1%

         10,000    Mitsui Soko Co.                                      78,405

          2,400    Nintendo Co., Ltd.                                  162,139

         10,000    Nippon Chemical                                      92,868

          4,400    Seven-Eleven Japan Co., Ltd.                        283,857

                                                                    -----------
                                                                       617,269
                                                                    -----------


                   Malaysia  -  1.4%

          1,000    AMMB Holdings BHD                                    12,067

          2,000    Land & General BHD                                    4,474

          4,500    Magnum Corp. BHD                                      6,710

          3,000    Malaysian Oxygen BHD                                 14,245

          2,000    Nestle (Malaysia) BHD                                15,461

          4,000    Resorts World BHD                                    22,446

                                                                    -----------
                                                                        75,403
                                                                    -----------


                   Netherlands  -  2.6%

          4,000    Elsevier NV                                          56,612

            100    Getronics NV                                          5,710

            500    PolyGram NV ADS                                      29,187

            500    Wolters Kluwer NV                                    53,757

                                                                    -----------
                                                                       145,266
                                                                    -----------

                   New Zealand  -  .6%

            500    Telecom Corp. of New Zealand Ltd. ADS                35,563
                                                                    -----------


                   Norway  -  .6%

          1,000    Kvaerner AS                                          32,018
                                                                    -----------


                   Spain  -  4.5%

          1,500    Centros Comerciales Pryca, S.A.                      31,574

          2,100    Empresa Nacional De Electridad ADS                  118,388

          2,000    Repsol, S.A. ADS                                     72,500

            250    Zardoya Otis                                         26,847

                                                                    -----------
                                                                       249,309
                                                                    -----------

                   Sweden  -  2.1%

          1,800    Astra AB                                             82,637

            500    H & M Hennes & Mauritz AB                            33,174

                                                                    -----------
                                                                       115,811
                                                                    -----------


                   United Kingdom  -  6.3%

          3,000    Abbey National PLC                                   26,341

            600    Argos PLC                                             5,650

          2,300    B.A.T. Industries PLC ADS                            41,112

          9,400    BTR  PLC                                             46,453

            500    Carlton Communications PLC ADS                       16,062

            500    Chubb Security PLC                                    2,804

            600    De La Rue PLC                                         6,829

            300    Farnell Electronic PLC                                2,836

            142    Farnell Finance Rights PLC                            1,175

            900    Granada Group PLC                                    10,026

            400    Kwik Save Group PLC                                   2,826

            600    Legal & General Group PLC                             6,565

            300    Provident Financial PLC                               3,942

          4,000    Prudential Corp. PLC                                 26,969

          4,600    Rentokil Group PLC                                   25,129

            600    Reuters Holdings PLC ADS                             38,700

            700    Smithkline Beecham PLC ADS                           38,325

            700    United News & Media PLC                               6,908

          1,000    Vodafone Group PLC ADS                               35,375

            800    Wolseley PLC                                          5,792

                                                                    -----------
                                                                       349,819
                                                                    -----------


                   United States  -  30.9%

            500    AFLAC, Inc.                                          23,188

          3,200    AT&T Corp.                                          203,600

            700 *  Amgen, Inc.                                          41,825

            150    Avon Products, Inc.                                  12,056

            100    Briggs & Stratton Corp.                               4,288

            500    CPC International, Inc.                              34,625

          2,000    Coca Cola Co. (The)                                 161,500

            500    Computer Associates International, Inc.              34,375

            200 *  FMC Corp.                                            14,600

          2,000    Federal National Mortgage Association                63,250

            400    Gap, Inc.                                            21,450

          1,900    General Electric Co.                                143,450

          1,000    Gillette Co. (The)                                   54,125

          1,000    Home Depot, Inc. (The)                               43,250

          1,700    Intel Corp.                                          99,981

            500    Mattel, Inc.                                         16,625

          1,200    McDonalds Corp.                                      60,000

          1,600    Merck & Co., Inc.                                   106,000

            400    Merrill Lynch & Co., Inc.                            23,050

          1,300 *  Microsoft Corp.                                     128,293

            200    Nalco Chemical Co.                                    6,350

            900    Norwest Corp.                                        32,850

            600    Phelps Dodge Corp.                                   36,675

            200    Pioneer Hi-Bred International, Inc.                  10,775

            700    Quaker Oats Co. (The)                                24,062

            200    Reebok International Ltd.                             5,275

            900    Schering-Plough Corp.                                50,513

            200    Student Loan Marketing Corp.                         16,525

            100    Torchmark Corp.                                       4,637

            700    UST, Inc.                                            24,850

            300    U.S. Healthcare, Inc.                                14,625

          6,600    Wal Mart Stores, Inc.                               140,250

            900    Walt Disney Co. (The)                                58,950

                                                                    -----------
                                                                     1,715,868
                                                                    -----------

                   Total Common Stocks
                      (cost $5,011,378)                              5,337,423
                                                                    -----------


     Principal
       Amount
     ===========

     Short - Term Investments  -  2.7%

       $150,000    Federal Home Loan
                   Mortgage Association,
                   5.13%, 3/20/96
                      (cost $149,594)                                  149,594
                                                                    -----------



                   Total Investments
                      (cost $5,160,972)                      99.0%   5,487,017


                   Other Assets and
                     Liabilities-net                          1.0       56,462
                                                          --------  -----------

                   Net Assets                               100.0%  $5,543,479
                                                          ========  ===========



 *   Non - Income Producing

     ADR - American Depositary Receipt.

     ADS - American Depositary Shares.

     See accompanying notes to financial statements.
---------------------------------------------------------------------------
                      EVERGREEN GLOBAL LEADERS FUND

                   Statement of Assets and Liabilities
                            February 29, 1996
                               (unaudited)
---------------------------------------------------------------------------


Assets:
   Investments at value (identified cost $5,160,972)            $5,487,017
   Foreign currencies at value (identified cost $6,422)              6,510
   Cash                                                             14,043
   Receivable for Fund shares sold                                  84,413
   Unamortized organization expense                                 41,662
   Receivable from Adviser                                          12,634
   Dividends receivable                                              4,257
   Prepaid expenses and other assets                                18,514
                                                                 ---------
     Total assets                                                5,669,050
                                                                 ---------
Liabilities:
   Payable for investment securities purchased                      68,301
   Accrued expenses                                                 57,270
                                                                 ---------
     Total liabilities                                             125,571
                                                                 ---------
                                                                 ---------
Net Assets                                                      $5,543,479
                                                                 ---------

Net assets consist of:
   Paid-in capital                                               5,158,410
   Net unrealized appreciation of investments
     and foreign currencies                                        326,109
   Net realized gain on investment
     and foreign currency transactions                              69,248
   Distributions in excess of net investment
     income                                                        (10,288)
                                                                  ---------
     Net assets                                                 $5,543,479
                                                                  ---------
Calculation of net asset value per share:
   Class Y Shares
   ($5,543,479 / 511,912 shares of beneficial
                      interest outstanding)                         $10.83
                                                                  =========

See accompanying notes to financial statements.

---------------------------------------------------------------------------
                     EVERGREEN GLOBAL LEADERS FUND


                         Statement of Operations
                  Four Months Ended February 29, 1996 *
                               (unaudited)
---------------------------------------------------------------------------


Investment income:
   Dividends (net of foreign withholding taxes of  $1,746)         $21,747
   Interest                                                          9,484
                                                                  ---------
     Total investment income                                        31,231

Expenses:
   Advisory fee                                           $15,465
   Administration fee                                         828
   Custodian fee                                           13,049
   Registration and filing fees                             6,374
   Reports and notices to shareholders                      6,232
   Transfer agent fee                                       3,938
   Professional fees                                        3,614
   Insurance expense                                          460
   Trustees' fees and expenses                                207
   Miscellaneous                                              549
                                                          --------
     Total expenses                                        50,716
   Less: Advisory fee waivers and expense reimbursements  (28,787)
                                                          --------
     Net expenses                                                   21,929
                                                                  ---------
Net investment income                                                9,302
                                                                  ---------

Net realized and unrealized gain on investment
   and foreign currency transactions:
   Net realized gain on investment transactions                     65,333
   Net realized gain on foreign currency transactions                3,915
   Net increase in unrealized appreciation of
     investments and foreign currencies                            326,109
                                                                  ---------
Net gain on investment and foreign currency transactions           395,357
                                                                  ---------

Net increase in net assets resulting from operations              $404,659
                                                                  =========

* The Fund commenced investment operations on November 1, 1995.
See accompanying notes to financial statements.

---------------------------------------------------------------------------
                      EVERGREEN GLOBAL LEADERS FUND


                    Statement of Changes in Net Assets
                               (unaudited)
---------------------------------------------------------------------------

                                                            Four Months *
                                                                Ended
                                                           February 29, 1996
                                                           ----------------

Increase (decrease) in net assets
Operations:
   Net investment income                                         $9,302
   Net realized gain on investment transactions                  65,333
   Net realized gain on foreign currency transactions             3,915
   Net increase in unrealized appreciation of
     investments and foreign currencies                         326,109
                                                               ---------
     Net increase in net assets resulting from operations       404,659
                                                               ---------


Distributions to shareholders:
   From net investment income                                    (9,302)
   In excess of net investment income                           (10,288)
                                                               ---------
     Total distributions to shareholders                        (19,590)
                                                               ---------
Fund Share Transactions:
   Proceeds from shares sold                                   5,489,422
   Proceeds from reinvestment of distributions                    14,211
   Payment for shares redeemed                                  (345,223)
                                                               ---------
     Net increase from Fund share transactions                 5,158,410
                                                               ---------
     Net increase in net assets                                5,543,479

Net assets:
   Beginning of period                                                0
                                                               ---------

   End of period (including distribution in
     excess of net investment income of $10,288)              $5,543,479
                                                               =========


* The Fund commenced investment operations on November 1, 1995.

See accompanying notes to financial statements.
-------------------------------------------------------------------------
                    EVERGREEN GLOBAL LEADERS FUND


                        Financial Highlights
                             (unaudited)
-------------------------------------------------------------------------


                                                           Four Months*
                                                               Ended
                                                         February 29, 1996
                                                         -----------------
Per Share Data:
Net asset value, beginning of period                            $10.00
                                                               -------

Income from investment operations:
     Net investment income                                        .02
     Net realized and unrealized gain on investment
       and foreign currency transactions                          .85
                                                               -------
     Total from investment operations                             .87
                                                               -------

Less distributions to shareholders:
     From net investment income                                  (.02)
     In excess of net investment income                          (.02)
                                                               -------
       Total distributions                                       (.04)
                                                               -------
Net asset value, end of period                                  $10.83
                                                               =======
Total Return**                                                    8.7%
Ratios & Supplemental Data:
Net assets, end of period (000's omitted)                       $5,543

Ratios to average net assets: + (a)
     Expenses                                                     1.35%
     Net investment income                                        0.57%
Portfolio turnover rate #                                           24%


   * The Fund commenced investment operations on November 1, 1995.
  ** Total return is calculated on net asset value per share for the period indicated and is not annualized.
   + Annualized.
   # Portfolio turnover rate is calculated for the four months ended
     February 29, 1996.
 (a) Net of expense waivers and reimbursements, If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets, exclusive of any applicable state expense limitations, would have been the following:


                                                           Four Months*
                                                               Ended
                                                         February 29, 1996
                                                         -----------------

     Expenses                                                     3.12%
     Net investment loss                                         (1.20)%


                        Evergreen Global Leaders Fund
                        Notes to Financial Statements
                     Four Months Ended February 29, 1996
                                 (unaudited)

Note 1 - Organization and Nature of Operations
Evergreen  Global  Leaders  Fund  (the  "Fund")  is a  seperate  series of The
Evergreen Equity Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended (the "Act"), as a open-end management investment company. The Fund's objective is to provide long-term capital growth by investing primarily in a diversified portfolio of U.S. and non-U.S. equity securities of companies located in the world's major industrialized countries.

Note 2 - Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Security Valuations - Equity securities listed or regularly traded on a securities exchange are valued at the last sale price reported on the primary national securities exchange on which the security is traded. Other equity securities are valued at the mean between the last reported bid and asked price as provided by an independent pricing service. Short-term securities purchased with remaining maturities of sixty days or less are stated at amortized cost which approximates market value.

Security Transactions - Security transactions are accounted for on the date purchased or sold. Net realized gains or losses are determined on the identified cost basis.

Foreign Currency Translation - The Fund's accounting records are maintained in U.S. dollars. Assets and liabilities are translated daily into U.S.
dollars at the prevailing exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing rates on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Investment   Income  and  Expenses  -  Dividend  income  is  recorded  on  the ex-dividend date.  Interest income and expenses are accrued daily.

Income Taxes - It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable net income to its shareholders. Accordingly, no provisions for federal income or excise taxes are necessary. To the extent that realized capital gains can be offset by capital loss carryforwards, it is the Fund's policy not to distribute such gains.

Distributions to Shareholders - Distributions from net investment income and from net capital gains on investments are declared and paid annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from the amounts available under generally accepted accounting principles. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets.

When Issued and Delayed Delivery Transactions - The Fund records when-issued or delayed delivery transactions on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

Deferred Organizational Expenses - The costs incurred with respect to its organization have been deferred and are being amortized using the straight-line method not to exceed a period of 60 months from the Fund's commencement of operations.

Use of Estimates - The preparation of financial statements is in accordance with generally accepted accounting principles which requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Note 3 - Investment Advisory Agreement and Other Transactions with Affiliates Investment Advisory Agreement - Pursuant to an agreement with the Fund's investment adviser, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union National Bank of North Carolina ("First Union"), Evergreen Asset is entitled to an annual fee of .95% of the Fund's average daily net assets. For the four-month period ended February 29, 1996, Evergreen Asset waived its investment advisory fee in total. In addition, for the four-month period ended February 29, 1996, Evergreen Asset voluntarily reimbursed expenses amounting to $12,634. Evergreen Asset can modify or terminate these voluntary waivers at any time.

Lieber & Company, an affiliate of First Union, is the investment sub-adviser to the Fund and also provides brokerage services with respect to substantially all security transactions effected on the New York or American Stock Exchanges. For transactions executed during the four-month period ended February 29, 1996, the Fund incurred brokerage commissions of $5,069 with Lieber & Company. Lieber & Company is reimbursed by Evergreen Asset, at no additional expense to the Fund, for its cost of providing investment advisory services.

Administration Agreement - Evergreen Asset furnishes the Fund with certain administrative personnel and services. Furman Selz, Incorporated ("Furman Selz") is the Fund's sub-administrator. As sub-administrator, Furman Selz provides the officers of the Fund. Evergreen Asset's and Furman Selz' fees are based on the average daily net assets of all of the funds administered by Evergreen Asset for which either First Union or Evergreen Asset is also the investment adviser. These fees are calculated at the following annual rates:

        Administration fee                 Average Daily Net Assets
              0.050%                       on the first $ 7 billion
              0.035%                       on the next  $ 3 billion
              0.030%                       on the next  $ 5 billion
              0.020%                       on the next  $10 billion
              0.015%                       on the next  $ 5 billion
              0.010%                       in excess of $30 billion

      Sub-Administration fee              Average Daily Net Assets
              0.0100%                     on the first $ 7 billion
              0.0075%                     on the next  $ 3 billion
              0.0050%                     on the next  $ 15 billion
              0.0040%                     on the next  $ 25 billion

Evergreen Asset was entitled to $688 under this agreement, all of which was waived.

At  February  29,  1996,  net  assets  for  which   Evergreen  Asset  was  the
administrator for which either Evergreen Asset or First Union was the investment adviser totalled approximately $14.4 billion.

Note 4 - Investment Transactions
The cost of purchases and proceeds from sales of investments, excluding short-term securities, for the four-month period ended February 29, 1996 were $6,113,909 and $1,167,875, respectively.

The aggregate cost of investments owned at February 29, 1996 for Federal income tax purposes was $5,168,697. Gross unrealized appreciation and depreciation of securities was $417,624 and $92,794, respectively, resulting in net unrealized appreciation for Federal income tax purposes of $324,830.

Note 5 - Shares of Beneficial Interest
There is an unlimited number of $0.0001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                  Four Months Ended
                                                  February 29, 1996

                                                Shares        Amount
Shares sold                                     543,933     5,489,422
Shares issued on reinvestment
    of distributions                              1,379        14,211
Shares redeemed                                 (33,400)     (345,223)
Net increase resulting from
Fund share transactions                         511,912    $5,158,410


Note 6 - Subsequent Event

On February 8, 1996, the Fund's shareholders, among other things, approved amendments to the Declaration of Trust to permit the issuance of additional classes of shares. The filing with the Securities and Exchange Commission to issue additional classes of shares will take place on or about March 15, 1996.

In connection  with the adoption of the multiple class  distribution  program, the Trustees have designated the existing shares of the Fund as Class Y (no-load) shares and have created three new classes of shares designated Class A, Class B, and Class C shares. Class A shares are offered with a front-end sales charge of 4.75% which is reduced on purchases in excess of $50,000 and a continuing Rule 12b-1 fee at an annual rate of up to .75 of 1% of the average daily net asset value of the Class A shares. The Rule 12b-1 fee for Class A shares will be voluntarily limited to .25 of 1% of average daily net assets. Class B shares are offered with a 5% contingent deferred sales charge payable when shares are redeemed, which would decline to zero over a seven year period, and a continuing Rule 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class B shares.
Class C shares are offered with a 1% contingent deferred sales charge on shares redeemed during the first year after sale and a continuing Rule 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. The Fund has limited the availability of Class Y shares to (i) the existing shareholders of record on February 29, 1996, or any of the other Evergreen Funds as of December 30, 1994, (ii) institutional investors, and (iii) investment advisory clients of the Adviser or affiliates of the Adviser.

Through  February 29, 1996,  there were no  transactions  in Class A, Class B,
and  Class  C  shares.   Distribution   of  the  new  shares  should  commence
operations on or about May 15, 1996.


APPENDIX "A"


DESCRIPTION OF BOND RATINGS

         Standard & Poor's Ratings Group. A Standard & Poor's corporate or municipal bond rating is a current assessment of the credit worthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligers such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, unavailability of such information, or for other circumstances.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:


         1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2.  Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

         AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances they differ from AAA issues only in small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

         BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB - rating.

         B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         C1 - The rating C1 is reserved for income bonds on which no interest is being paid.
                                                                  61

         D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit worthiness of the obligor but do not take into account currency exchange and related uncertainties.

         Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.


     Moody's Investors Service Inc. A brief description of the applicable rating symbols Moody's Investors Service Inc. and their meanings follows:

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.


         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds and issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


            Duff & Phelps, Inc.: AAA-- highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A-- average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of a credit within those rating categories.

           Fitch Investors Service Inc.: AAA -- highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA -- very high credit quality, with very strong ability to pay interest and repay principal; A -- high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.


DESCRIPTION OF MUNICIPAL NOTE RATINGS


         A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     o Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

     o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

     o SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

     o   SP-2  Satisfactory capacity to pay principal and interest.

     o   SP-3  Speculative capacity to pay principal and interest.

         Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade
(MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

     o MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     o MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     o MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     o MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

COMMERCIAL PAPER RATINGS

     Moody's Investors Service, Inc.: Commercial paper rated "Prime" carries the smallest degree of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

         Standard & Poor's Ratings Group: "A" is the highest commercial paper rating category utilized by Standard & Poor's Ratings Group which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

         Duff & Phelps Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

         Fitch Investors Service Inc.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having strongest degree of assurance for timely payment; F-1 -- very strong, with only slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.




*******************************************************************************

                       EVERGREEN EQUITY TRUST

PART C.    OTHER INFORMATION

Item 24. Financial Statements and Exhibits

a.     Financial Statements

       Included in Part A of this Registration Statement:

       Financial Highlights for Evergreen Global Real Estate Equity Fund for the fiscal period from February 1, 1989 (commencement of operations) through December 31, 1989, the fiscal years ended December 31, 1990 through December 31, 1993 the fiscal period ended September 30, 1994, the fiscal year ended September 30 1995, and the one month period ended October 31, 1995.

       Financial Highlights for Evergreen Global Leaders Fund for the period from November 1, 1995 (commencement of investment operations) through February 29, 1996.(unaudited)

            Included in Part B of this Registration Statement:

       Statement of Investments for Evergreen Global Real Estate Equity Fund as of September 30, 1995 and October 31, 1995*

       Statement of Investments of Evergreen Global Leaders Fund as of February 29, 1996 (unaudited)

       Statement of Assets and Liabilities for Evergreen Global Real Estate Equity Fund as of October 31, 1995.*

       Statement of Assets and Liabilities for Evergreen Global Leaders Fund as of February 29, 1996(unaudited)

       Statement of Operations of Evergreen Global Real Estate Equity Fund for the year ended September 30, 1995 and the one month ended October 31, 1995.*

       Statement of Operations of Evergreen Global Leaders Fund for the period November 1, 1995 (commencement of investment operations) through February 29, 1996 (unaudited)

       Statements of Changes in Net Assets of Evergreen Global Real Estate Equity Fund for the nine months ended December 31, 1994, the year ended September 30, 1995 and the one month ended October 31, 1995.*

       Statement of Changes in Net Assets of Evergreen Global Leaders Fund for the four month period from November 1, 1996 (commencement of investment operations) through February 29, 1996 (unaudited)

       Financial Highlights of Evergreen Global Real Estate Equity Fund* and Evergreen Global Leaders Fund

       Notes to Financial Statements of Evergreen Global Real Estate Equity Fund* and Evergreen Global Leaders Fund.

       Report of Independent Accountants of Evergreen Global Real Estate Equity Fund* and Evergreen Global Leaders Fund.

       Statements, schedules and historical information other than those listed above have been omitted since they are either not applicable or are not required or the required information is shown in the financial statements or notes thereto.

------------------------------
  *  Incorporated  by Reference  to Annual  Report
          Previously Filed With The Commission

b.     Exhibits

       Number   Description

       1(A)     Declaration of Trust**
       1(B)     Certification of Amendment to Declaration of Trust**
       1(C)     Form of Instrument providing for the Establishment and
                       Designation of Classes**
       2        By-Laws**
       3        None
       4        Instruments Defining Rights of Shareholders**
       5(A)     Investment Advisory Agreement**
       5(B)     Investment Subadvisory Agreement**
       6        Distribution Agreement**
       7        None
       8        Custodian Agreement**
       9        None
       10       None
       11       Consent of Price Waterhouse, independent accountants**
       12       None
       13       None
       14       None
       15       Rule 12b-1 Distribution Plans**
       16       None
       17       None
       Other Exhibit Powers of Attorney of John J.Pileggi, Laurence B. Ashkin,
                       Foster Bam, James S. Howell, Robert J. Jeffries, Gerald
                       M. McDonnell, Thomas L. McVerry, William Walt Pettit, Russell A. Salton, III, M.D and Michael S. Scofield

       * Incorporated by reference to the Annual Report to Shareholders for the fiscal period ended October 31, 1995 which has been previously filed with the Commission and which is attached as an Exhibit to this Post-Effective Amendment and by reference to the Annual Report of Registrant on form NSAR for the aforementioned period.

       ** Incorporated by reference to Registrant's previous filings on Form N-1A.

Item 25. Persons Controlled by or Under Common Control with Registrant

         Stephen A. Lieber, Chairman and Co-Chief Executive Officer of Evergreen Asset Management Corp., the investment adviser to all of Registrant's separate investment series, owns, as of the date of this Post Effective Amendment to the Registration Statement 22% of the outstanding shares of one such series, namely Evergreen Global Real Estate Equity Fund, and therefore, with respect to matters on which only shareholders of that investment series may vote, Mr. Lieber may be presumed to "control" that series.

Item 26. Number of Holders of Securities

         (1)                                                          (2)
                                                                Number of Record
         Title of Class                                          Shareholders

Evergreen Global Real Estate Equity Fund:(as of February 29, 1996)

   Class Y Shares of Beneficial Interest ($0.0001 par value)       3,084

   Class A Shares of Beneficial Interest ($0.0001 par value)          30

   Class B Shares of Beneficial Interest ($0.0001 par value)          22

   Class C Shares of Beneficial Interest ($0.0001 par value)          10

Evergreen Global Leaders Fund (as of February 29, 1996)

   Class Y Shares of Beneficial Interest ($0.0001 par value)         216

   Class A Shares of Beneficial Interest ($0.0001 par value)           1

   Class B Shares of Beneficial Interest ($0.0001 par value)           1

   Class C Shares of Beneficial Interest ($0.0001 par value)           1


Item 27. Indemnification

         Article  XI  of  the   Registrant's   By-laws  contains  the  following
provisions regarding indemnification of Trustees and officers:

         SECTION 11.1 Actions Against Trustee or Officer. The Trust shall indemnify any individual who is a present or former Trustee or officer of the Trust and who, by reason of his position as such, was, is, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than any action or suit by or in the right of the Trust) against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement, actually and reasonably incurred by him in connection with the claim, action, suit, or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon the plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

         SECTION 11.2 Derivative Actions Against Trustees or Officers. The Trust shall indemnify any individual who is a present or former Trustee or officer of the Trust and who, by reason of his position as such, was, is, or is threatened to be made a party to any threatened, pending or completed action or suit by or on behalf of the Trust to obtain a judgment or decree in its favor, against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of the action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, except that no indemnification shall be made in respect of any claim, issue or matter as to which the individual has been adjudged to be liable for negligence or misconduct in the performance of his duty to the Trust, except to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability but in view of all circumstances of the case, the person is fairly and reasonably entitled to indemnity for those expenses which the court shall deem proper, provided such Trustee or officer is not adjudged to be liable by reason of his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         SECTION 11.3 Expenses of Successful Defense. To the extent that a Trustee or officer of the Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 11.1 or 11.2 or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

         SECTION 11.4 Required Standard of Conduct.

              (a) Unless a court orders  otherwise,  any  indemnification  under
Section 11.1 or 11.2 may be made by the Trust only as authorized in the specific case after a determination that indemnification of the Trustee or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 11.1 or 11.2. The determination shall be made by:
(i) the Trustees, by a majority vote of a quorum consisting of Trustees who were not parties to the action, suit or proceeding; or if the required quorum is not obtainable, or if a quorum of disinterested Trustees so directs, (ii) an independent legal counsel in a written opinion.

              (b) Nothing contained in this Article XI shall be construed to protect any Trustee or officer of the Trust against any liability to the Trust or its Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (any such conduct being hereinafter called "Disabling Conduct"). No indemnification shall be made pursuant to this Article XI unless:

                        (i) There is a final determination on the merits by a court or other body before whom the action, suit or proceeding was brought that the individual to be indemnified was not liable by reason of Disabling Conduct; or

                        (ii) In the absence of such a judicial determination, there is a reasonable determination, based upon a review of the facts, that such individual was not liable by reason of Disabling Conduct, which determination shall be made by:

                  (A) A majority of a quorum of Trustees who are neither "interested persons" of the Trust, as defined in section 2(a) (19) of the 1940 Act, nor parties to the action, suit or proceeding; or

                  (B) An independent legal counsel in a written opinion.

                  SECTION 11.5 Advance Payments. Notwithstanding any provision of this Article XI, any advance payment of expenses by the Trust to any Trustee or officer of the Trust shall be made only upon the undertaking by or on behalf of such Trustee or officer to repay the advance unless it is ultimately determined that he is entitled to indemnification as above provided, and only if one of the following conditions is met:

                        (a) the Trustee or officer to be indemnified  provides a
                            security for his undertaking; or

                        (b) The  Trust is  insured  against  losses  arising  by
                            reason of any lawful advances; or

                        (c) There  is a  determination,  based  on a  review  of
                            readily available facts, that there is reason to believe that the Trustee or officer to be indemnified ultimately will be entitled to indemnification, which determination shall be made by:

                  (i) A  majority  of a  quorum  of  Trustees  who  are  neither
                      "interested persons" of the Trust, as defined in Section 2(a) (19) of the 1940 Act, nor parties to the action, suit or proceeding; or

                  (ii) An independent legal counsel in a written opinion.

         SECTION 11.6 Former Trustees and Officers. The indemnification provided by this Article XI shall continue as to an individual who has ceased to be a Trustee or officer of the Trust and inure to the benefit of the legal representatives of such individual and shall not be deemed exclusive of any other rights to which any Trustee, officer, employee or agent of the Trust may be entitled under any agreement, vote of Trustees or otherwise, both as to action in his official capacity and as to action in another capacity while holding office as such; provided, that no Person may satisfy any right of indemnity granted herein or to which he may be otherwise entitled, except out of the Trust Property, and no Shareholder shall be personally liable with respect to any claim for indemnity.

         SECTION 11.7 Insurance. The Trust may purchase and maintain insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Trust, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such. However, the Trust shall not purchase insurance to indemnify any Trustee or officer against liability for any conduct in respect of which the 1940 Act prohibits the Trust itself from indemnifying him.

         SECTION 11.8 Other Rights to Indemnification. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any By-Law, agreement, vote of Shareholders or disinterested Trustees or otherwise.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business or Other Connections of Investment Adviser

     (a) For a description of the other business of the investment adviser, see the section entitled "Management of the Funds-Investment Adviser" in Part A.

     Evergreen Asset Management Corp., the Registrant's investment adviser, and Lieber and Company, the Registrant's sub-adviser also act as such to the Evergreen Trust, The Evergreen Total Return Fund, The Evergreen Limited Market Fund, Inc., Evergreen Growth and Income Fund, The Evergreen Money Market Trust,
The  Evergreen  American   Retirement  Trust,  The  Evergreen  Municipal  Trust,
Evergreen Equity Trust, Evergreen Foundation Trust, and Evergreen Variable Trust, all registered investment companies. Stephen A. Lieber, Theodore J. Israel, Jr., Nola Maddox Falcone, George R. Gaspari and Joseph J. McBrien, officers of the Adviser and Lieber and Company, were, prior to June 30, 1994 officers and/or directors or trustees of the Registrant and the other funds for which the Adviser acts as investment adviser. Evergreen Asset Management Corp. and Lieber and Company are wholly-owned subsidiaries of First Union National Bank Of North Carolina.

     The Trustees and principal executive officers of First Union National Bank of North Carolina, parent of the Registrants's investment adviser and sub-adviser, and the Directors of First Union National Bank of North Carolina, are set forth in the following tables:


               FIRST UNION NATIONAL BANK OF NORTH CAROLINA
                           BOARD OF DIRECTORS




       Ben Mayo Boddie                    Raymond A. Bryan, Jr.
       Chairman & CEO                     Chairman & CEO
       Boddie-Noell Enterprises, Inc.     T.A. Loving Company
       P.O. Box 1908                      P.O. Drawer 919
       Rocky Mount, NC 27802              Goldsboro, NC 27530

       Daniel T. Blue, Jr.                John F.A.V. Cecil
       Attorney                           President
       Thigpen, Blue, Stephens & Feller   Biltmore Dairy Farms, Inc.
       Raleigh, NC                        P.O. Box 5355
                                          Asheville, NC 28813

       John W. Copeland                   John Crosland, Jr.
       President                          Chairman of the Board
       Ruddick Corporation                The Crosland Group, Inc.
       2000 Two First Union Center        135 Scaleybark Road
       Charlotte, NC 28282                Charlotte, NC  28209

       J. William Disher                  Frank H. Dunn
       Chairman & President               Chairman and CEO
       Lance Incorporated                 First Union National Bank
       P.O. Box 32368                       of North Carolina
       Charlotte, NC 28232                One First Union Center
                                          Charlotte, NC 28288-0006

       Malcolm E. Everett, III            James F. Goodmon
       President                          President & Chief
       First Union National Bank            Executive Officer
        of North Carolina                 Capitol Broadcasting
       310 S. Tryon Street                  Company, Inc.
       Charlotte, NC 28288-0156           2619 Western Blvd.
                                          Raleigh, NC  27605

       Shelton Gorelick                   Charles L. Grace
       President                          President
       SGIC, Inc.                         Cummins Atlantic, Inc.
       741 Kenilworth Ave., Suite 200     P.O. Box 240729
       Charlotte, NC 28204                Charlotte, NC  28224-0729


       James E. S. Hynes                  Daniel W. Mathis
       Chairman                           Vice Chairman
       Hynes Sales Company, Inc.          First Union National Bank
       P.O. Box 220948                      of North Carolina
       Charlotte, NC  28222               One First Union Center
                                          Charlotte, NC  28288-0009

       Macky J. McDonald                  Earl N. Phillips, Jr.
       President & CEO                    President
       VF Corporation                     First Factors Corporation
       Wyomissing, Pa                     P.O. Box 2730
                                          High Point, NC  27261

       J. Gregory Poole, Jr.              John P. Rostan, III
       Chairman & President               Senior Vice President
       Gregory Poole Equipment Company    Waldensian Bakeries, Inc.
       P.O. Box 469                       P.O. Box 220
       Raleigh, NC  27602                 Valdese, NC  28690

       Nelson Schwab, III                 Charles M. Shelton, Sr.
       Chairman & CEO                     Chairman & CEO
       Paramount Parks                    The Shelton Companies, Inc
       8720 Red Oak Boulevard, Suite 315  3600 One First Union Center
       Charlotte, NC  28217               Charlotte, NC  28202

       George Shinn                       Harley F. Shuford, Jr.
       Owner and Chairman                 President and CEO
       Shinn Enterprises, Inc.            Shuford Industries
       One Hive Drive                     P.O. Box 608
       Charlotte, NC  28217               Hickory, NC  28603





               FIRST UNION NATIONAL BANK OF NORTH CAROLINA
                           EXECUTIVE OFFICERS

            James Maynor, President, First Union Mortgage Corporation; Austin
            A. Adams, Executive Vice President; Robert T. Atwood, Executive Vice President and Chief Financial Officer; Marion A. Cowell, Jr., Executive Vice President, Secretary and General Counsel; Edward E. Crutchfield, Chairman, CEO, First Union Corporation; Malcolm E. Everett, III, President; John R. Georgius, Vice Chairman, First Union Corporation; James Hatch, Senior Vice President and Corporate Controller; Don R. Johnson, Executive Vice President; Benjamin C. Maffitt III, Senior Vice President, Comm. Banking Group, First Union Corp.; Mark Mahoney, Senior Vice President; Barbara K. Massa, Senior Vice President; Daniel W. Mathis, Vice Chairman; Donald A. McMullen, Executive Vice President and Head of Capital Management Group, First Union Corp.; H. Burt Melton, Executive Vice President;
            Malcolm T. Murray, Jr., Executive Vice President; Alvin T. Sale, Executive Vice President; Louis A. Schmitt, Jr., Executive Vice President; Ken Stancliff, Senior Vice President and Corporate Treasurer; Richard K. Wagoner, Executive Vice President and General Fund Officer; Fred M. Winkler, Executive Vice President, Card Products Division, First Union Corp.

            All of the Executive Officers are located at the following address: First Union National Bank of North Carolina, One First Union Center, Charlotte, NC 28288.


Item 29. Principal Underwriters

         Evergreen Funds Distributor, Inc. The Director and principal executive officers are:

Director          Michael C. Petrycki

Officers          Robert A. Hering           President
                  Michael C. Petrycki        Vice President
                  Gordon M. Forrester        Vice President
                  Lawrence Wagner            VP, Chief Financial Officer
                  Steven D. Blecher          VP, Treasurer, Secretary
                  Elizabeth Q. Solazzo       Assistant Secretary
                  Thalia M. Cody             Assistant Secretary

         Evergreen Funds Distributor, Inc. acts as Distributor for the following registered investment companies or separate series thereof:


     Evergreen Trust
          Evergreen Fund
          Evergreen Aggressive Growth Fund
     The Evergreen Equity Trust:
          Evergreen Global Real Estate Equity Fund
          Evergreen U.S. Real Estate Equity Fund
          Evergreen Global Leaders Fund
     The Evergreen Limited Market Fund, Inc.
     Evergreen Growth and Income Fund
     The Evergreen Total Return Fund
     The Evergreen American Retirement Trust:
          The Evergreen American Retirement Fund
          Evergreen Small Cap Equity Income Fund
     The Evergreen Foundation Trust:
          Evergreen Foundation Fund
          Evergreen Tax Strategic Foundation Fund
     The Evergreen Municipal Trust:
          Evergreen Short-Intermediate Municipal Fund
          Evergreen Short-Intermediate Municipal Fund-CA
          Evergreen Florida High Income Municipal Bond Fund
          Evergreen Tax Exempt Money Market Fund
     The Evergreen Money Market Fund
     Evergreen Investment Trust
          Evergreen Emerging Markets Growth Fund Evergreen International Equity Fund Evergreen Balanced Fund Evergreen Value Fund Evergreen Utility Fund Evergreen Short Intermediate Bond Fund Evergreen U.S. Government Fund Evergreen Florida Municipal Bond Fund Evergreen Georgia Municipal Bond Fund Evergreen North Carolina Municipal Bond Fund Evergreen South Carolina Municipal Bond Fund Evergreen Virginia Municipal Bond Fund Evergreen High Grade Tax Free Fund Evergreen Treasury Money Market Fund
     Evergreen Lexicon Trust:
          Evergreen Intermediate Term Government Securities Fund
          Evergreen Intermediate Term Bond Fund
     Evergreen Tax Free Trust:
          Evergreen Pennsylvania Tax Free Money Market Fund
          Evergreen New Jersey Tax Free Income Fund
     Evergreen Variable Trust:
          Evergreen VA Fund
          Evergreen VA Growth & Income Fund
          Evergreen VA Foundation Fund



Item 30. Location of Accounts and Records

         Accounts,  books and  other  documents  required  to be  maintained  by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant's Custodian, State Street Bank and Trust Company, 2 Heritage Drive, North Quincy, Massachusetts 02171 or the offices of Evergreen Asset Management Corp., 2500 Westchester Avenue, Purchase, New York 10577.

Item 31. Management Services

                           Not Applicable.

Item 32. Undertakings

                           Not Applicable.

                                   SIGNATURES


     As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, as of the 29th day of March, 1996

                        Evergreen  GLOBAL LEADERS TRUST


                        by   /s/John J. Pileggi
                           -----------------------------
                           John J. Pileggi, President

     Each person whose signature appears below hereby authorizes John J. Pileggi, Joan V. Fiore and Joseph J. McBrien, as attorney-in-fact, to sign on his behalf, individually and in each capacity stated below, any amendments to this Registration Statement and to file the same, with all exhibits thereto, with the Securities and Exchange Commission and any state securities commission.

     As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                         Title                      Date
-----------                        -----                      ----

/s/ John J. Pileggi
-------------------------------     President and             March 15, 1996
John J. Pileggi                     Treasurer


/s/ Laurence B. Ashkin*
-------------------------------     Trustee                   March 15, 1996
Laurence B. Ashkin


/s/ Foster Bam*
-------------------------------     Trustee                   March 15, 1996
Foster Bam


/s/ James S. Howell*
-------------------------------     Trustee                   March 15, 1996
James S. Howell


/s/ Gerald M. McDonnell*
-------------------------------     Trustee                   Marach 15, 1996
Gerald M. McDonnell


/s/ Thomas L. McVerry*
-------------------------------     Trustee                   March 15, 1996
Thomas L. McVerry


/s/ William Walt Pettit*
-------------------------------     Trustee                   March 15, 1996
William Walt Pettit


/s/ Russell A. Salton, III, M.D*
-------------------------------     Trustee                   March 15, 1996
Russell A. Salton, III, M.D


/s/ Michael S. Scofield*
-------------------------------     Trustee                   March 15, 1996
Michael S. Scofield

---------------------------------
* by James P. Wallin, Attorney in fact

                                INDEX TO EXHIBITS


Exhibit
Number                     Description                                   Page


1a        Certificate of Amendment to Declaration of Trust

6a        Amended Distribution Agreement

11        Consent of Independent Auditors

15        Rule 12b-1 Distribution Plans

 Other Exhibit Powers of Attorney of John J.Pileggi, Laurence B. Ashkin,
                         Foster Bam, James S. Howell, Robert J. Jeffries, Gerald
                         M. McDonnell, Thomas L. McVerry, William Walt Pettit, Russell A. Salton, III, M.D and Michael S. Scofield